                                                     Registration Nos. 2-10653
                                                                        811-82
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                  Pre-Effective Amendment No. -----                 |_|

                  Post-Effective Amendment No. 86                   |X|
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                  Amendment No. 41                                  |X|
                        (Check appropriate box or boxes)

                                    CGM TRUST
               (Exact Name of Registrant as Specified in Charter)

              One International Place, Boston, Massachusetts 02110
                    (Address of Principal Executive Offices)

                                 (617) 737-3225
              (Registrant's Telephone Number, including Area Code)

             Edward T. O'Dell, Jr. P.C. and Regina M. Pisa, P.C.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

| | immediately upon filing pursuant to         |x| on May 1, 1998 pursuant to
    paragraph (b)                                   paragraph (b)

|_| 60 days after filing pursuant               |_| on May 1, 1997 pursuant to
    to paragraph (a)(1)                             paragraph (a)(1)

| | 75 days after filing pursuant               |_| on ------------ pursuant to
    to paragraph (a)(2)                             paragraph (a)(2) of rule 485

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                    CGM TRUST

                              CROSS REFERENCE SHEET

                           Items required by Form N-1A

Item No.
of Form N-1A                                      Location/Caption in Prospectus
------------                                      ------------------------------

    1  .........................................  Cover Page

    2  .........................................  Schedule of Fees

    3  .........................................  Financial Highlights

    4  .........................................  Investment Objective and
                                                  Policies, Risk Factors
                                                  Additional Facts About the
                                                  Fund, Cover Page

    5  .........................................  The Fund's Investment Manager;
                                                  How to Purchase Shares; Back
                                                  Cover Page; Additional Facts
                                                  About the Fund

   5A  .........................................  Not Applicable

    6  .........................................  How to Purchase Shares; Cover
                                                  Page; Dividends, Capital Gains
                                                  and Taxes

    7  .........................................  Back Cover Page; How to
                                                  Purchase Shares; Shareholder
                                                  Services, Pricing the Shares

    8  .........................................  How to Redeem Shares

    9  .........................................  None

Item No.                                          Location/Caption in Statement
of Form N-1A                                      of Additional Information
------------                                      -------------------------

   10  .........................................  Cover Page

   11  .........................................  Table of Contents

   12  .........................................  Not Applicable

   13  .........................................  Investment Objective, Policies
                                                  and Restrictions; Portfolio
                                                  Turnover

   14  .........................................  Management of the Fund

   15  .........................................  Description of the Trust

   16  .........................................  Management of the Fund--
                                                  Investment Advisory and Other
                                                  Services

   17  .........................................  Portfolio Transactions and
                                                  Brokerage

   18  .........................................  Description of the Trust

   19  .........................................  How to Buy Shares; Net Asset
                                                  Value and Public Offering
                                                  Price; Shareholder Services

   20  .........................................  Income Dividends, Capital Gain
                                                  Distributions and Tax Status

   21  .........................................  Not Applicable

   22  .........................................  Advertising and Performance
                                                  Information

   23  .........................................  Financial Statements

PART A.

               Prospectuses for CGM Mutual Fund, CGM Realty Fund,
               CGM Fixed Income Fund, CGM American Tax Free Fund,
                           and CGM Focus Fund follow

                               CGM MUTUAL FUND


    CGM Mutual Fund (the "Fund") is a diversified and flexibly managed mutual fund and a series of CGM Trust (the "Trust"), a registered, open-end, no-load management investment company. The Fund's objective is reasonable long-term capital appreciation with a prudent approach to protection of capital from undue risks. Current income is a consideration in the selection of the Fund's portfolio securities, but it is not a controlling factor. The Fund's investment manager is Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager").


                                  PROSPECTUS
                                 May 1, 1998

    This prospectus sets forth information you should know before investing in the Fund. It should be retained for future reference. A Statement of Additional Information about the Fund dated May 1, 1998, (the "Statement") has been filed with the Securities and Exchange Commission (the "SEC") and is available free of charge. Write to the Trust, c/o CGM Investor Services, 222 Berkeley Street, Boston, MA 02116 or call the telephone number listed below to obtain a Statement. The SEC maintains a web site (http://www.sec.gov) that contains the Statement, material incorporated by reference and other information regarding the Fund. The Statement contains more detailed information about the Fund and, as amended or supplemented from time to time, is incorporated into this prospectus by reference.


-------------------------------------------------------------------------------
For additional information about:

[ ] Account procedures and status      [ ] New account procedures
[ ] Redemptions                        [ ] Prospectuses
[ ] Exchanges                          [ ] Performance

Call 800-343-5678                      Call 800-345-4048
-------------------------------------------------------------------------------


                              TABLE OF CONTENTS

                                                                     Page
     Schedule of Fees ............................................      2
     Financial Highlights ........................................      3
     Investment Objective and Policies ...........................      4
     The Fund's Investment Manager ...............................      5
     The Portfolio Manager .......................................      5
     How to Purchase Shares ......................................      5
     Shareholder Services ........................................      6
     How to Redeem Shares ........................................      8
     Telephone Transactions ......................................      9
     Dividends, Capital Gains and Taxes ..........................     10
     Pricing of Shares ...........................................     12
     Performance Information .....................................     12
     Additional Facts About the Fund .............................     12


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               CGM MUTUAL FUND
SCHEDULE OF FEES


Shareholder Transaction Expenses

    Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price) .............................    None

    Maximum Sales Load Imposed on Reinvested Dividends
    (as a percentage of offering price) .............................    None

    Redemption Fees* ................................................    None

    Exchange Fees ...................................................    None


Annual Fund Operating Expenses
(as a percentage of average net assets)

    Management Fees .................................................    0.83%

    12b-1 Fees ......................................................    None

    Other Expenses ..................................................    0.15%
                                                                         ---

    Total Fund Operating Expenses ...................................    0.98%


----------
*A wire fee (currently $5.00) will be deducted from proceeds if a shareholder elects to transfer redemption proceeds by wire.


    The purpose of this fee schedule is to assist you in understanding the various costs and expenses that you will bear directly or indirectly if you invest in the Fund. For additional information about the Fund's fees and expenses, please see "The Fund's Investment Manager" and the Statement.


    The following example illustrates the approximate expenses that you would incur on a $1,000 investment over a ten-year period, assuming a 5% annual rate of return and redemption at the end of each period.


                                  CUMULATIVE
          ------------------------------------------------------------
               1 YEAR         3 YEARS       5 YEARS       10 YEARS
               ------         -------       -------       --------
                $10             $31           $54           $120


    Please keep in mind that the example shown above is hypothetical. The information above should not be considered a representation of past or future return and expenses; the actual return and expenses may be more or less.

-----------------------------------------------------------------------------------------------------------------------------------

                                                          CGM MUTUAL FUND


                                                        FINANCIAL HIGHLIGHTS

                                (For a share of the Fund outstanding throughout the indicated years)

    These financial highlights have been examined by Price Waterhouse LLP, independent accountants. The table below should be read in conjunction with the financial statements and the notes thereto, which, together with the Report of Independent Accountants thereon, are included in the Fund's Annual Report and incorporated by reference into the Statement. In addition to the highlights set forth below, further information about the performance of the Fund is contained in the Annual Report and the Statement, which may be obtained from the Trust free of charge.


                                                                       YEAR ENDED DECEMBER 31,
                           --------------------------------------------------------------------------------------------------------
                            1997        1996        1995        1994       1993      1992      1991      1990*      1989      1988
                            ----        ----        ----        ----       ----      ----      ----      -----      ----      ----
Net asset value at
  beginning of year        $31.42      $29.43      $25.05      $28.88     $26.02    $26.80    $21.64     $22.34    $19.94    $20.40
                           ------      ------      ------      ------     ------    ------    ------     ------    ------    ------
Net investment
  income ...........         0.66        0.75        0.73        1.09       0.92      0.93      0.97       0.87      0.97      1.08
Dividends from net
  investment income         (0.67)      (0.74)      (0.77)      (1.04)     (0.86)    (0.93)    (0.97)     (0.88)    (1.02)    (1.10)
Net realized and
  unrealized
  gain (loss) on
  investments ......         1.92        6.13        5.31       (3.88)      4.73      0.64      7.80      (0.64)     3.31     (0.44)
Distributions from
  net realized gain         (7.81)      (4.15)      (0.89)         --      (1.81)    (1.42)    (2.64)        --     (0.86)       --
Distributions in
  excess of net
  realized gain ....           --          --          --          --      (0.12)       --        --         --        --        --
Distributions from
  paid-in capital ..           --          --          --          --         --        --        --      (0.05)       --        --
                           ------      ------      ------      ------     ------    ------    ------     ------    ------    ------
Net increase
  (decrease) in net
  asset value ......        (5.90)       1.99        4.38       (3.83)      2.86     (0.78)     5.16      (0.70)     2.40     (0.46)
                           ------      ------      ------      ------     ------    ------    ------     ------    ------    ------
Net asset value at
  end of year ......       $25.52      $31.42      $29.43      $25.05     $28.88    $26.02    $26.80     $21.64    $22.34    $19.94
                           ======      ======      ======      ======     ======    ======    ======     ======    ======    ======

Total Return (%) ...          8.2        23.7        24.3        -9.7       21.8       6.1      40.9        1.1      21.7       3.2
Ratios:
Operating expenses to
  average net assets (%)     0.98        0.87        0.91        0.92       0.93      0.93      0.93       0.97      0.97      1.01
Net income to average
  net assets (%) ...         1.91        2.33        2.55        4.39       3.45      3.74      3.80       4.00      4.26      5.25
Portfolio turnover (%)        386         192         291         173         97       121       201        159       218       218
Average commission
  rate** ...........      $0.0695     $0.0695          --          --         --        --        --         --        --        --

Net assets at end
  of year
  (in thousands) ($)    1,192,154   1,216,523   1,154,439   1,063,375    947,115   548,630   401,887    295,868   312,080   292,735


 * On March 1, 1990, the Capital Growth Management Division of Loomis, Sayles & Company, Incorporated was reorganized into CGM, which assumed management of the Fund.
** SEC regulations require portfolios to disclose average commission rate paid on trades for which commissions were charged for fiscal years beginning on or after September 1, 1995.
-----------------------------------------------------------------------------------------------------------------------------------

                      INVESTMENT OBJECTIVE AND POLICIES

    The Fund has as its investment objective reasonable long-term capital appreciation with a prudent approach to protection of capital from undue risks. While consideration is given to current income in the selection of the Fund's portfolio securities, it is not a controlling factor. There can be no assurance that the Fund will achieve its objective.

    The Fund seeks to attain its objective by investing substantially all of the Fund's assets in equity securities and in debt or fixed-income securities. The Fund is "flexibly managed"; it sometimes will be more heavily invested in equity securities and at other times will be more heavily invested in debt or fixed-income securities, depending on management's view of the economic and investment outlook. The Fund's investments are subject to the market risks inherent in all securities.

    Equity securities are common stocks and securities convertible into common stock. Equity securities are volatile investments, subject to price declines as well as advances, and involve greater risks than some other investment media. The Fund may invest up to 25% of its total assets in securities issued by companies in any single industry, including the real estate industry. Securities issued by companies in the real estate industry, including those issued by real estate investment trusts, may be subject to certain risks associated with the direct ownership of real estate as well as credit and market risks generally associated with fixed-income securities.

    Debt or fixed-income securities include notes, bonds, preferred stock and money market instruments including repurchase agreements. Such securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and to market risk (the risk that the market value of the securities will change as a result of changes in market rates of interest).

    The Fund may invest up to 35% of its total assets in debt or fixed-income securities of a quality below investment grade at the time of investment (i.e. securities rated lower than Baa or baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard and Poor's Corporation ("S&P"), or their equivalent as determined by the investment manager), including up to 10% of its total assets in fixed income securities rated at the time of investment Caa or lower by Moody's or CCC or lower by S&P, or their equivalent as determined by the investment manager.

    Securities rated non-investment grade (lower than Baa or baa by Moody's or lower than BBB by S&P) are sometimes referred to as "high yield" or "junk" bonds. See Appendix A for further information about securities ratings. Investors should consider the following risks associated with high yield securities before investing in the Fund.

    High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Fund to achieve its investment objectives may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

    High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on a high yield security will fluctuate. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery.

    The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities.

    It is reasonable to expect any recession to severely disrupt the market for high yield securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for high yield securities.

    Although the Fund's objective is long-term capital appreciation, it frequently sells securities to respond to changes in market, industry, or individual company conditions or outlook, although it may only have held those securities for a short period. This policy may result in higher securities transactions costs.

                        THE FUND'S INVESTMENT MANAGER


    The Fund's investment manager is Capital Growth Management Limited Partnership, One International Place, Boston, Massachusetts 02110. CGM, an investment advisory firm founded in 1990, manages nine mutual fund portfolios and advisory accounts for other clients. The general partner of CGM is a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner, who are trustees and officers of the Fund.

    In addition to selecting and reviewing the Fund's investments, CGM provides executive and other personnel for the management of the Fund. The Trust's Board of Trustees supervises CGM's conduct of the affairs of the Fund. In 1997, the Fund paid 0.83% of its average annual net assets in management fees to CGM.


    The advisory agreement between CGM Mutual Fund and CGM provides for a management fee at an annual percentage rate of 0.90% of the first $500 million of CGM Mutual Fund's average daily net asset value, 0.80% of the next $500 million of such value, and 0.75% of such value in excess of $1 billion.

                            THE PORTFOLIO MANAGER


    G. Kenneth Heebner manages the Fund. In 1990, Mr. Heebner founded CGM with Robert L. Kemp. Prior to establishing the new company, Mr. Heebner managed mutual fund portfolios at Loomis, Sayles & Company, Incorporated. He currently manages CGM Capital Development Fund, CGM Realty Fund, CGM Focus Fund and, with Janice H. Saul, co-manages CGM Fixed Income Fund.


                            HOW TO PURCHASE SHARES

    The Trust sells shares of the Fund directly to investors without any sales load. You may make an initial purchase of Fund shares by submitting a completed application form and payment to:

    The CGM Funds
    P.O. Box 449
    Boston, Massachusetts 02117-0449

    The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans (see "Shareholder Services -- Retirement Plans") and accounts set up under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA"). Subsequent investments must be at least $50. See "Shareholder Services" below for further information about minimum investments in certain other circumstances.

    All investments made by check should be in U.S. dollars and made payable to CGM Mutual Fund. Third party checks (i.e. checks not payable to CGM Mutual
Fund) are generally not accepted and checks drawn on credit card accounts will not be accepted.

    After accepting an order, the Trust forwards the application and payment to the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), which is the shareholder servicing agent for State Street Bank and Trust Company ("State Street Bank"). CGM Shareholder Services then opens an account, applies the payment to the purchase of full and fractional shares, and mails a statement of the account confirming the transaction.

    After your account has been established, you may send subsequent investments at any time directly to the shareholder servicing agent at the following address:

    CGM Shareholder Services
    c/o Boston Financial Data Services, Inc.
    P.O. Box 8511
    Boston, Massachusetts 02266-8511

The remittance for any subsequent investment must be accompanied by either the Additional Investment Stub detached from a statement of account, or a note containing sufficient information to identify the account, i.e., the Fund name, your account number, your name and social security number.

    Subsequent investments may also be made by federal funds wire. Instruct your bank to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows: "DDA99046336, $ Amount, STATE ST BOS ATTN Mutual Funds. Credit CGM Mutual Fund, Shareholder Name, Shareholder Account Number." Your bank may charge you a fee for transmitting funds by wire.

    The Trust reserves the right to reject any purchase order, including orders in connection with exchanges, for any reason the Trust, in its sole discretion, deems appropriate. Although the Trust does not anticipate that it will do so, the Trust reserves the right to suspend, change or withdraw the offering of shares of the Fund.

    The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Trust or by CGM Shareholder Services.

    If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact the Trust or CGM Shareholder Services for details.

    An investor will not receive any certificates for shares unless the investor requests them in writing from CGM Shareholder Services. The Trust's system for recording investments eliminates the problems of handling and safekeeping certificates.

                             SHAREHOLDER SERVICES

    The Fund offers the following shareholder services as more fully described in the Statement. Explanations and forms are available from the Trust.


EXCHANGE PRIVILEGE

    Shares may be exchanged for shares of money market funds currently distributed by New England Funds, L.P. ("Money Market Funds"). You may also exchange shares for shares of CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund and CGM Focus Fund. Additionally, you may exchange shares for shares of CGM Capital Development Fund, but only if you were a shareholder on September 24, 1993, and have remained a shareholder in CGM Capital Development Fund continuously since that date. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund as described in the Statement.


    All exchanges may be made without charge. You may make an exchange by written instruction or, if a written authorization for telephone exchanges is on file with CGM Shareholder Services, you may call 800-343-5678. See "Telephone Transactions." Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange.
Exchanges must be for amounts of at least $1,000. If you wish to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement. Exchange requests cannot be revoked once they have been received in good order.

    Investors should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and the Fund limits the number of exchanges each shareholder may make to four exchanges per account (or two round trips) per calendar year. Monthly automatic exchanges from the Money Market Funds to the Fund are exempt from this restriction. The Trust also reserves the right to prohibit exchanges during the first 15 days following an investment in the Fund. The Trust may terminate or change the terms of the exchange privilege. In general, shareholders will receive notice of any material change to the exchange privilege at least 60 days prior to the change. For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.


SYSTEMATIC WITHDRAWAL PLAN

    If the value of your account is at least $10,000, you may have periodic cash withdrawals automatically paid to you or any person you designate. If checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months, the plan will be cancelled. Undeliverable or uncashed checks shall be cancelled and such amounts shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

AUTOMATIC INVESTMENT PLAN ("AIP")


    Once your account has been established, voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from your checking account. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable. You may terminate your participation in the AIP by sending written notice to CGM Shareholder Services, c/o Boston Financial Data Services, Inc., P.O. Box 8511, Boston, Massachusetts 02266-8511 or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate your participation in the AIP immediately in the event that any item is unpaid by your financial institution. The Fund may terminate or modify the AIP at any time. Additional information about this Plan is set forth in the Statement.


RETIREMENT PLANS

    The Fund's shares may be purchased by tax-deferred retirement plans. CGM makes available retirement plan forms and plan documents for Traditional and Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts, and money purchase pension and profit sharing plans ("CGM Retirement Plans").

SHAREHOLDER REPORTS


    Shareholders will receive the Fund's financial statements and a summary of the Fund's investments at least semiannually. The Fund intends to consolidate mailings of annual, semiannual and quarterly reports to households having multiple accounts with the same address of record and to furnish a single copy of each report to that address. Mailings of prospectuses and proxy statements will not be consolidated and if a report is included in such mailings, each shareholder will receive a separate copy. You may request additional reports by notifying the Fund in writing, or by calling the Trust.


    Shareholders will receive statements confirming all purchases, redemptions and changes of address. You may call CGM Shareholder Services and request a duplicate statement for the current year without charge. A fee will be charged for any duplicate information requested for prior years.

SYSTEMS -- YEAR 2000

    Like other mutual funds and other organizations around the world, the Fund could be adversely affected if the computer systems used by the Fund or its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." CGM has taken steps that it believes are reasonably designed to address any potential Year 2000 Problem for computer programs used by the Fund or CGM. Each of the Fund's and CGM's service providers are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use. At this time, however, there can be no assurance that these steps being taken by third party service providers will be sufficient to avoid any adverse impact to the Fund.

                             HOW TO REDEEM SHARES

    You can redeem all or part of your shares in the Fund in three different ways: by sending a written request for a check or wire representing the redemption proceeds, by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $25,000 and the check is being sent to you at your record address, which has not changed in the prior three months) or by making a telephone request for redemption proceeds to be wired to a bank that you have predesignated. The redemption price will always be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Necessary documentation may include, in certain circumstances, documents verifying the authority or legal capacity of the person seeking to redeem shares. Redemption requests cannot be revoked once they have been received in good order.

    If you elect to redeem shares in writing, send your written request to:


    CGM Shareholder Services
    c/o Boston Financial Data Services, Inc.
    P.O. Box 8511
    Boston, Massachusetts 02266-8511


The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wire instructions. All owners of shares must sign the request in the exact name(s) in which the shares are registered (which appear(s) on your confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). If you are signing in a special capacity, you may wish to contact CGM Shareholder Services in advance to determine whether additional documentation will be required before you send a redemption request.

    Redemptions from CGM Retirement Plans for which State Street Bank is the custodian or trustee must contain additional information. Please contact CGM Shareholder Services for instructions and forms. Complete information, including tax withholding instructions, must be included in your redemption request.


    If you are redeeming shares worth more than $25,000 or requesting that the proceeds check be made payable to someone other than the registered owner(s) or be sent to an address other than your record address (or sent to your record address if such address has been changed within the previous three months), you must have your signature guaranteed by an "eligible guarantor institution" as defined in the rules under the Securities Exchange Act of 1934 (including a bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, but not a notary public).

    If you hold certificates representing your investment, you must enclose the certificates and a properly completed redemption form or stock power. You bear the risk of loss of such certificates; consequently, you may wish to send your certificates by registered mail.

    If you elect to redeem shares by telephone, call CGM Shareholder Services directly at 800-343-5678. See "Telephone Transactions." Telephone redemptions are not available for CGM Retirement Plans. When you make a redemption request by telephone, you may choose to receive redemption proceeds either by having a check mailed to the address of record on the account, provided the address has not changed for three months and you are redeeming $25,000 or less, or by having a wire sent to a bank account you have previously designated.


    Telephone redemptions by check are available to all shareholders of the Fund automatically unless this option is declined in the application or in writing. You may select the telephone redemption wire service when you fill out your initial application or you may select it later by completing the Service Options Form (with a signature guarantee), available from the Trust or CGM Shareholder Services.

    A telephone redemption request must be received by CGM Shareholder Services prior to the close of the New York Stock Exchange (the "Exchange"). If you telephone your request to CGM Shareholder Services after the Exchange closes or on a day when the Exchange is not open for business, the Trust cannot accept your request and a new one will be necessary.

    Wire redemptions by telephone may be made only if your bank is a member of the Federal Reserve System or has a correspondent bank that is a member of such System. If your account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. A wire fee (currently $5) will be deducted from the proceeds. If you decide to change the bank account to which proceeds are to be wired, you must send in this change on the Service Options Form with a signature guarantee.

    Proceeds resulting from a written or regular telephone redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephone wire redemption proceeds will normally be wired to your bank within seven days (and generally on the first business day) following receipt of a proper redemption request. If you purchased your Fund shares by check (or through your AIP) and elect to redeem shares within 15 days of such purchase, you may experience delays in receiving redemption proceeds. The Trust will generally postpone sending your redemption proceeds from such investment until the Trust can verify that your check (or AIP investment) has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check. If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be cancelled and such proceeds shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

    The Fund may not suspend the right of redemption or postpone payment for more than seven days except when the Exchange is closed for other than weekends or holidays, when trading on the Exchange is restricted, during an emergency (as determined by the SEC) which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.

    Because the expense of maintaining small accounts is disproportionately high, the Fund may close accounts with 20 shares or less, and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to CGM Retirement Plans and UGMA/UTMA accounts.


                            TELEPHONE TRANSACTIONS

    You may initiate three types of transactions by telephone:


[ ] Telephone Exchanges

[ ] Telephone Redemptions By Wire

[ ] Telephone Redemptions By Check

The terms and provisions for each of these services are explained fully in the preceding sections. Once a telephone transaction request has been placed, it cannot be revoked.

    The Telephone Exchange privilege and/or Telephone Redemptions By Wire privilege must be elected by you when you fill out your initial application or you may select either option later by completing the Service Options Form (with a signature guarantee) available from the Trust or CGM Shareholder Services. The Telephone Redemptions By Check privilege is available to shareholders of the Fund automatically unless this option is declined in the application or in writing.

    The telephone redemption privileges are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or for money purchase pension and profit sharing accounts under a CGM Retirement Plan (in which State Street Bank is the custodian or trustee).


    The Fund will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Fund may be liable if reasonable procedures are not employed.

                      DIVIDENDS, CAPITAL GAINS AND TAXES

    The Fund intends to declare and pay quarterly dividends consisting of substantially all of its net investment income. Any capital gains distributions are normally made annually in December (after applying any available capital loss carryovers) but may be made more frequently as deemed advisable by the Board of Trustees. The Fund's dividend and capital gains distributions may be reinvested in additional shares or received in cash. Certain restrictions may apply to participants in CGM Retirement Plans.

    You may elect to receive income dividends or capital gains distributions, or both, in cash. However, if you elect to receive capital gains in cash, your income dividends must also be received in cash. You can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that you have predesignated. These elections may be made at the time your account is opened and may be changed at any time by submitting a written request to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services on or before the record date for such dividend or distribution.


    If you elect to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six-month period, any undeliverable or uncashed checks shall be cancelled and such amounts shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


    The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code. To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund so qualifies it generally will not be subject to federal income or excise tax to the extent that its taxable income is distributed to shareholders.

    The distributions received by the Fund from its investments may, for federal income tax purposes, consist of ordinary income, long-term capital gains or a return of capital. The characterization of these distributions to the Fund may, in turn, affect the tax treatment of the Fund's distributions to its shareholders. Dividends and distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional shares of the Fund.

    Dividends paid by the Fund from net investment income, including dividends, interest and net short-term capital gains, will be taxable to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated by the Fund as capital gains distributions are taxable as long-term capital gains, regardless of the length of time shareholders have owned shares in the Fund. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such basis, as a taxable gain to be realized upon sale of such shares.

    Distributions that the Fund receives from a real estate investment trust, and dividends of the Fund attributable to such distributions, will not constitute "dividends" for purposes of the dividends-received deduction applicable to corporate shareholders.

    A distribution will be treated as paid by the Fund and received by its shareholders on December 31 of the current calendar year if it is declared by the Fund in October, November or December of that year with a record date in such a month and paid by the Fund in January of the subsequent year.

    Any dividends or distributions paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. Although in effect a return of capital, these distributions are subject to taxes, even if their effect is to reduce the per share net asset value below a shareholder's cost. The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

    The sale or other disposition of shares of the Fund, including a redemption of shares or an exchange of shares into another fund, is a taxable event and may result in a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares.

    Dividend distributions, capital gains distributions and capital gains or losses from redemptions and exchanges may be subject to state and local taxes. In certain states, a portion of the Fund's income derived from certain direct U.S. Government obligations may be exempt from state and local taxes. The Fund will indicate each year the portion of the Fund's income, if any, which is derived from such obligations.

    The Fund is required to withhold a portion of taxable dividends, capital gains distributions, and redemptions paid to individuals and certain other classes of shareholders if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications regarding their tax status, or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's normal federal income tax liability. For additional information about withholding, please see the Statement.

    BFDS, the shareholder servicing agent, will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of the year, you will receive a statement providing the cost basis and gain or loss of each share lot that you sold during such year. Your CGM account cost basis will be calculated using the "single category average cost method," which is one of the four calculation methods allowed by the IRS. Shareholders of the Fund generally will receive these cost basis statements but only for accounts opened after January 1, 1991. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.

    The tax discussion set forth above is included for general information only. Shareholders and prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

                              PRICING OF SHARES

    The share price or "net asset value" per share of the Fund is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share of the Fund is determined as of the close of the regular trading session of the Exchange on each day the Exchange is open for trading. Portfolio securities are generally valued at their market value. In certain cases, market value may be determined on the basis of information provided by a pricing service approved by the Board of Trustees. Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees. The valuation of portfolio securities is more fully described in the Statement.

                           PERFORMANCE INFORMATION

    The Fund may include yield and total return information in advertisements or other written sales material. The Fund will show its average annual total return for the one-, five- and ten-year periods through the end of the most recent calendar quarter. Total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming automatic reinvestment of all dividends and capital gains distributions). The Fund may also show total return over other periods or on an aggregate basis for the period presented.

    Yield is computed in accordance with the SEC's standardized formula by dividing the adjusted net investment income per share earned during a recent thirty-day period by the maximum offering price of a Fund share on the last day of the period. The Fund may also present one or more distribution rates in its sales literature. These rates will be determined by annualizing the Fund's distributions from net investment income and net short-term capital gains over a recent twelve-month, three-month or thirty-day period and dividing that amount by the net asset value on the last day of such period.

    The Fund may compare its performance to that of recognized financial indices or groups of mutual funds. It may also include its ranking among other mutual funds or its rating as published by mutual fund ranking services or major financial publications. All performance information is based on past results and is not an indication of likely future performance.

                       ADDITIONAL FACTS ABOUT THE FUND


[ ] The Trust was organized in 1986 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Trust currently has five series -- CGM Mutual Fund (a successor to Loomis-Sayles Mutual Fund), CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund and CGM Focus Fund.

[ ] When a shareholder invests in the Fund, the shareholder acquires freely transferable shares of beneficial interest that entitle the shareholder to receive dividends and to cast one vote at shareholder meetings for each share owned. On matters affecting the Fund, shares of the Fund vote separately from shares of other series of the Trust, except as otherwise required by law.

[ ] The investment objective of the Fund is fundamental and cannot be changed without shareholder approval. Non-fundamental policies may be changed at any time without such approval.

                                   APPENDIX A
                                     RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. DEBT RATINGS -- TAXABLE DEBT & DEPOSITS GLOBALLY:


    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


    Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.
PREFERRED STOCK RATINGS:

    aaa -- An issue which is rated 'aaa' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    aa -- An issue which is rated 'aa' is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    a -- An issue which is rated 'a' is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the 'aaa' and 'aa' classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    baa -- An issue which is rated 'baa' is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    ba -- An issue which is rated 'ba' is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    b -- An issue which is rated 'b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    caa -- An issue which is rated 'caa' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

    ca -- An issue which is rated 'ca' is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

    c -- This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF STANDARD & POOR'S CORPORATION LONG-TERM ISSUE CREDIT RATINGS:

    AAA -- An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC and C -- Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC -- An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

    C -- The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    Plus (+) or Minus (-): The ratings from A to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

DESCRIPTION OF STANDARD & POOR'S CORPORATION PREFERRED STOCK RATING
DEFINITIONS:

    AAA -- This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

    AA -- A preferred stock issue rated 'AA' also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated 'AAA'.

    A -- An issue rated 'A' is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB -- An issue rated 'BBB' is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

    BB, B, CCC -- Preferred stock rated 'BB,' 'B,' and 'CCC' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. 'BB' indicates the lowest degree of speculation and 'CCC' the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    CC -- The rating 'CC' is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

    C -- A preferred stock rated 'C' is a nonpaying issue.

PORTFOLIO COMPOSITION


    For the fiscal year ending on December 31, 1997, the amount of the Fund's investments represented by securities below investment grade comprised less than 5% of the Fund's total investments, based on dollar-weighted averages of month-end portfolio holdings.

INVESTMENT ADVISER                                     CGM
Capital Growth Management                              MUTUAL FUND
Limited Partnership
One International Place                                Prospectus & Application
Boston, MA 02110                                       May 1, 1998

TRANSFER AND DIVIDEND PAYING AGENT                     A No-Load Fund
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, MA 02102

SHAREHOLDER SERVICING AGENT FOR
STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, MA 02266




                                                       --------------------

                                                          [Fencer Logo]

                                                       --------------------


MFP98

                               CGM REALTY FUND


    CGM Realty Fund (the "Fund") is a diversified mutual fund and a series of CGM Trust (the "Trust"), a registered, open-end, no-load management investment company. The Fund's investment objective is above-average income and long-term growth of capital. The Fund intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. The Fund seeks to provide a yield in excess of the yield of the Standard and Poor's 500 Composite Index (the "S&P 500"). The Fund's investment manager is Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager").


                                  PROSPECTUS
                                 May 1, 1998

    This prospectus sets forth the information you should know before investing in the Fund. It should be retained for future reference. A Statement of Additional Information about the Fund dated May 1, 1998 (the "Statement") has been filed with the Securities and Exchange Commission (the "SEC") and is available free of charge. Write to the Trust, c/o CGM Investor Services, 222 Berkeley Street, Boston, MA 02116 or call the telephone number listed below to obtain a Statement. The SEC maintains a Web site (http://www.sec.gov) that contains the statement, material incorporated by reference, and other information regarding the Fund. The Statement contains more detailed information about the Fund and, as amended or supplemented from time to time, is incorporated into this prospectus by reference.


-------------------------------------------------------------------------------
For additional information about:

[ ] Account procedures and status      [ ] New account procedures
[ ] Redemptions                        [ ] Prospectuses
[ ] Exchanges                          [ ] Performance

Call 800-343-5678                      Call 800-345-4048
-------------------------------------------------------------------------------


                              TABLE OF CONTENTS
                                                                     Page
     Schedule of Fees ............................................      2
     Financial Highlights ........................................      3
     Investment Objective and Policies ...........................      4
     Risk Factors ................................................      5
     Investment Restrictions .....................................      7
     The Fund's Investment Manager ...............................      7
     The Portfolio Manager .......................................      7
     How to Purchase Shares ......................................      7
     Shareholder Services ........................................      8
     How to Redeem Shares ........................................     10
     Telephone Transactions ......................................     12
     Dividends, Capital Gains and Taxes ..........................     12
     Pricing of Shares ...........................................     14
     Performance Information .....................................     14
     Additional Facts About the Fund .............................     15


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               CGM REALTY FUND

SCHEDULE OF FEES


Shareholder Transaction Expenses

    Maximum Sales Load Imposed on Purchases
        (as a percentage of offering price) .........................      None

    Maximum Sales Load Imposed on Reinvested Dividends
        (as a percentage of offering price) .........................      None

    Redemption Fees* ................................................      None

    Exchange Fees ...................................................      None


Annual Fund Operating Expenses
(as a percentage of average net assets)

    Management Fees .................................................     0.85%


    12b-1 Fees ......................................................      None


    Other Expenses ..................................................     0.19%
                                                                          -----
    Total Fund Operating Expenses ...................................     1.04%


----------
* A wire fee (currently $5.00) will be deducted from proceeds if a shareholder elects to transfer redemption proceeds by wire.


    The purpose of this fee schedule is to assist you in understanding the various costs and expenses that you will bear directly or indirectly if you invest in the Fund. For additional information about the Fund's fees and expenses, please see "The Fund's Investment Manager" and the Statement.


    The following example illustrates the approximate expenses that you would incur on a $1,000 investment over the following periods, assuming a 5% annual rate of return and redemption at the end of each period.


                                  CUMULATIVE
          ------------------------------------------------------------
               1 YEAR         3 YEARS       5 YEARS       10 YEARS
               ------         -------       -------       --------
                $11             $33           $57           $127

    Please keep in mind that the example shown above is hypothetical. The information above should not be considered a representation of past or future return or expenses; the actual return and expenses may be more or less.

--------------------------------------------------------------------------------------------------------

                                             CGM REALTY FUND
                                          FINANCIAL HIGHLIGHTS
                  (For a share of the Fund outstanding throughout the indicated period)


    These financial highlights have been examined by Price Waterhouse LLP, independent accountants. The table below should be read in conjunction with the financial statements and the notes thereto, which, together with the Report of Independent Accountants thereon, are included in the Fund's Annual Report and incorporated by reference into the Statement. In addition to the highlights set forth below, further information about the performance of the Fund is contained in the Annual Report and the Statement, which may be obtained from the Trust free of charge.

                                                                                                                 FOR THE PERIOD
                                                                     FOR THE YEAR ENDED DECEMBER 31,             MAY 13, 1994(c)
                                                                   -----------------------------------               THROUGH
                                                                    1997           1996          1995           DECEMBER 31, 1994
                                                                   ------         ------        ------          -----------------
Net asset value at beginning of period .....................       $14.50         $10.89        $ 9.71               $10.00
                                                                   ------         ------        ------               ------
Net investment income (a) ..................................         0.64           0.52          0.54                 0.31
Dividends from net investment income .......................        (0.64)         (0.52)        (0.54)               (0.23)
Distributions from net realized gain .......................        (2.03)         (0.41)         --                   --
Distributions from tax return of capital ...................        (0.04)          --           (0.14)               (0.08)
Distributions in excess of net investment income ...........         --            (0.12)         --                   --
Net realized and unrealized gain (loss) on investments .....         3.17           4.14          1.32                (0.29)
                                                                   ------         ------        ------               ------
Net increase (decrease) in net asset value .................         1.10           3.61          1.18                (0.29)
                                                                   ------         ------        ------               ------
Net asset value at end of period ...........................       $15.60         $14.50        $10.89               $ 9.71
                                                                   ======         ======        ======               ======
Total Return (%) (b) .......................................         26.7           44.1          19.8                  0.2(d)

Ratios:
Operating expenses to average net assets (%) ...............         1.00           1.00          1.00                 1.00(e)
Operating expenses to average net
  assets before expense
  limitation (%) ...........................................         1.07           1.25          1.68                 2.00(e)
Net income to average net assets(%) ........................         4.48           4.97          5.51                 7.40(e)
Portfolio turnover (%) .....................................          128             57            85                   47(e)
Average commission rate (f) ................................      $0.0684        $0.0660            --                   --
Net assets at end of period (in thousands) .................     $489,449       $161,727       $47,694              $34,277

(a) Net of fees waived and expenses
    reimbursed amounted to .................................       $ 0.01         $ 0.02        $ 0.07               $ 0.04
(b) The total return would have been lower had management fees and certain expenses not been waived or reimbursed during the period.
(c) Commencement of operations.
(d) Not computed on an annualized basis.
(e) Computed on an annualized basis.
(f) SEC regulations require portfolios to disclose the average commission rate paid on trades for which commissions were charged for fiscal years beginning on or after September 1, 1995.

                      INVESTMENT OBJECTIVE AND POLICIES

    The Fund's investment objective is above-average income and long-term growth of capital. The Fund intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. The Fund seeks to provide a yield in excess of the yield of the S&P 500. There are no assurances the Fund will achieve its objective and the Fund may change its objective without shareholder approval.

    At least 65% of the Fund's total assets will be invested, under normal conditions, in equity securities of companies in the real estate industry. A company is considered in the real estate industry if construction, ownership, management, financing and sales of residential, commercial or industrial real estate account for not less than 50% of its gross revenues or net profits. Companies in the real estate industry include the following: real estate investment trusts that own properties or make or invest in construction, development or long-term mortgage loans; brokers or real estate developers; and companies with significant real estate holdings including but not limited to hotel chains, supermarkets and mining, lumber and paper companies. Equity securities in which the Fund may invest include common and preferred stocks, convertible bonds and warrants.

    Up to 35% of the Fund's total assets may be invested in securities of companies outside the real estate industry. The Fund may invest this portion of its assets in equity securities or fixed-income securities, including investment grade securities and, with respect to up to 25% of the Fund's total assets, lower quality securities which have speculative characteristics and are subject to special risks. See "Risk Factors -- Non-Investment Grade Risk" and Appendix for a description of securities ratings. Fixed-income securities include notes, bonds, preferred stocks, certain asset-backed securities and money market instruments, including repurchase agreements. Fixed-income securities are subject to credit risk (the risk that the obligor will default in the payment of principal and/or interest) and interest rate risk (the risk that the market value of the securities will change as a result of changes in market rates of interest). The Fund's investments are also subject to the market risks inherent in all securities.

REAL ESTATE INVESTMENT TRUSTS

    A real estate investment trust ("REIT") is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually 95% or more of its otherwise taxable income.

    REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of the Fund's investments in REITs will consist of equity REITs.

    Equity REITs may be further characterized as operating companies or financing companies. To the extent that an equity REIT provides operational and management expertise to the properties held in its portfolio, the REIT generally exercises some degree of control over the number and identity of tenants, the terms of their tenancies, the acquisition, construction, repair and maintenance of properties and other operational issues. A mortgage REIT or an equity REIT that provides financing rather than operational and management expertise to the properties in its portfolio will generally not have control over the operations that are conducted on the real estate in which the REIT has an interest. It is anticipated, although not required, that under normal circumstances a majority of the Fund's equity REIT investments will consist of securities issued by operating companies.

TEMPORARY DEFENSIVE POLICY

    For temporary defensive purposes, the Fund may invest, without limitation, in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); certificates of deposit, demand and time deposits and bankers' acceptances of banks whose deposits are insured by the Federal Deposit Insurance Corporation and have assets of at least $1 billion, including U.S. branches of foreign banks and foreign branches of U.S. banks; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. Government Securities.

REPURCHASE AGREEMENTS

    Up to 25% of the Fund's total assets may be invested in repurchase agreements entered into with banks and primary dealers in U.S. Government Securities pursuant to which the Fund buys a security at one price and simultaneously agrees to sell it back at a specified date and higher price. Should the counterparty in the repurchase agreement declare bankruptcy or otherwise default on its obligation, the Fund could experience difficulties and delays in recovering cash and a possible loss if the value of the security decreases in the interim or as a result of such difficulties and delays.

ILLIQUID SECURITIES

    The Fund may invest up to 10% of its net assets in illiquid securities. Securities that may be resold without registration pursuant to Rule 144A may be treated as liquid for these purposes, subject to the supervision and oversight of the Board of Trustees, in accordance with guidelines established by the Board of Trustees to determine whether there is a readily available market for such securities. These securities may include securities issued by certain REITs that are not publicly traded.

PORTFOLIO TURNOVER

    The Fund's objective is above-average income and long-term growth of capital and the Fund does not purchase securities with the intention of engaging in short-term trading. The Fund, however, will sell any particular security and reinvest proceeds when it is deemed prudent by the Investment Manager, regardless of the length of the holding period. This policy may result in higher securities transaction costs. To the extent that this policy results in gains on investments, the Fund will make distributions to its shareholders, which may accelerate the shareholders' tax liabilities. See "Dividends, Capital Gains and Taxes."

                                 RISK FACTORS

REAL ESTATE AND REIT RISK

    CGM Realty Fund is not intended to constitute a complete investment program. The Fund invests primarily in companies in the real estate industry and, therefore, may be subject to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate.

    REITs in which CGM Realty Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs. In addition, mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and equity REITs may be affected by the ability of tenants to pay rent.

    Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through CGM Realty Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

NON-INVESTMENT GRADE RISK

    The Fund may invest up to 25% of its total assets in securities rated non-investment grade (lower than Baa by Moody's Investor Services Inc. ("Moody's") or lower than BBB by Standard and Poors Corporation ("S&P")). The Fund may not invest in securities rated lower than Caa or caa by Moody's or CCC by S&P. Non-investment grade securities are sometimes referred to as "high yield" or "junk" bonds. Such securities may include both debt securities (including asset-backed securities) and preferred stock. See Appendix A for further information about securities ratings. Investors should consider the following risks associated with high yield, high risk securities before investing in the Fund.

    High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

    High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on high yield securities will fluctuate. If the issuer of high yield securities defaults, the Fund may incur additional expenses to seek recovery.

    The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

    It is reasonable to expect any recession to severely disrupt the market for high yield securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for high yield securities.

                           INVESTMENT RESTRICTIONS

    The Fund has adopted the following fundamental restrictions, which may not be changed without the approval of shareholders. Certain other fundamental and non-fundamental restrictions are set forth in the Statement. The Fund may not:

[ ] With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except the U.S. Government, its agencies and instrumentalities; or

[ ] Borrow money, except that it may borrow from banks in an amount not to exceed one-third of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets.

                        THE FUND'S INVESTMENT MANAGER


    The Fund's investment manager is Capital Growth Management Limited Partnership, One International Place, Boston, Massachusetts 02110. CGM, an investment advisory firm founded in 1990, manages nine mutual fund portfolios and advisory accounts for other clients. The general partner of CGM is a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner, who are trustees and officers of the Fund.


    In addition to selecting and reviewing the Fund's investments, CGM provides executive and other personnel for the management of the Fund. The Trust's Board of Trustees supervises CGM's conduct of the affairs of the Fund.


    The advisory agreement between CGM and the Fund provides for a management fee at an annual percentage rate of 0.85% on the first $500,000,000 and 0.75% on amounts in excess of $500,000,000. In 1997, the Fund paid 0.78% of its average annual net assets in management fees, after reimbursement, to CGM.


                            THE PORTFOLIO MANAGER


    G. Kenneth Heebner is the manager of CGM Realty Fund. In 1990, Mr. Heebner founded CGM with Robert L. Kemp. Prior to establishing the new company, Mr. Heebner managed mutual fund portfolios at Loomis, Sayles & Company, Incorporated. He currently manages CGM Capital Development Fund, CGM Mutual Fund, CGM Focus Fund, and with Janice H. Saul, co-manages CGM Fixed Income Fund.


                            HOW TO PURCHASE SHARES

    The Trust sells shares of the Fund directly to investors without any sales load. You may make an initial purchase of Fund shares by submitting a completed application form and payment to:

    The CGM Funds
    P.O. Box 449
    Boston, Massachusetts 02117-0449

    The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans (see "Shareholder Services -- Retirement Plans") and accounts set up under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA"). Subsequent investments must be at least $50. See "Shareholder Services" below for further information about minimum investments in certain other circumstances.

    All investments made by check should be in U.S. dollars and made payable to CGM Realty Fund. Third party checks (i.e. checks not payable to CGM Realty
Fund) are generally not accepted and checks drawn on credit card accounts will not be accepted.

    After accepting an order, the Trust forwards the application and payment to the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), which is the shareholder servicing agent for State Street Bank and Trust Company ("State Street Bank"). CGM Shareholder Services then opens an account, applies the payment to the purchase of full and fractional shares, and mails a statement of the account confirming the transaction.

    After your account has been established, you may send subsequent investments at any time directly to the shareholder servicing agent at the following address:

    CGM Shareholder Services
    c/o Boston Financial Data Services, Inc.
    P.O. Box 8511
    Boston, Massachusetts 02266-8511

    The remittance for any subsequent investment must be accompanied by either the Additional Investment Stub detached from a statement of account, or a note containing sufficient information to identify the account, i.e., the Fund name, your account number, your name and social security number.

    Subsequent investments may also be made by federal funds wire. Instruct your bank to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows: "DDA 99046336, $ Amount, STATE ST BOS ATTN Mutual Funds. Credit CGM Realty Fund, Shareholder Name, Shareholder Account Number." Your bank may charge you a fee for transmitting funds by wire.

    The Trust reserves the right to reject any purchase order, including orders in connection with exchanges, for any reason the Trust, in its sole discretion, deems appropriate. Although the Trust does not anticipate that it will do so, the Trust reserves the right to suspend, change or withdraw the offering of shares of the Fund.

    The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Trust (in the case of an initial investment) or by CGM Shareholder Services (in the case of subsequent investments).

    If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact the Trust or CGM Shareholder Services for details.

    An investor will not receive any certificates for shares unless the investor requests them in writing from CGM Shareholder Services. The Trust's system for recording investments eliminates the problems of handling and safekeeping certificates.

    The Fund may accept telephone orders from certain broker-dealers or service organizations which have been previously approved by the Fund. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for shares to the Fund. Shares of the Fund may be purchased through certain broker-dealers or service organizations who may charge the investor a transaction fee or other fee for their services at the time of purchase and/or redemption. Such fees would not otherwise be charged if the shares were purchased or redeemed directly from the Fund.

                             SHAREHOLDER SERVICES

    The Fund offers the following shareholder services as more fully described in the Statement. Explanations and forms are available from the Trust.

EXCHANGE PRIVILEGE


    Shares of the Fund may be exchanged for shares of money market funds currently distributed by New England Funds, L.P. ("Money Market Funds"). You may also exchange shares for shares of CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Focus Fund. Additionally, you may exchange shares for shares of CGM Capital Development Fund, but only if you were a shareholder on September 24, 1993, and have remained a shareholder in the CGM Capital Development Fund continuously since that date. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of that Fund.


    All exchanges may be made without charge. You may make an exchange by written instruction or, if a written authorization for telephone exchanges is on file with CGM Shareholder Services, you may call 800-343-5678. See "Telephone Transactions." Exchanges must be for amounts of at least $1,000. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. If you wish to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirements. Exchange requests cannot be revoked once they have been received in good order.

    Investors should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and the Fund limits the number of exchanges each shareholder may make to four exchanges per account (or two round trips) per calendar year. Monthly automatic exchanges from the Money Market Funds to the Fund are exempt from this restriction. The Trust also reserves the right to prohibit exchanges during the first 15 days following an investment in the Fund. The Trust may terminate or change the terms of the exchange privilege. In general, shareholders will receive notice of any material change to the exchange privilege at least 60 days prior to the change. For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

SYSTEMATIC WITHDRAWAL PLAN


    If the value of your account is at least $10,000, you may have periodic cash withdrawals automatically paid to you or any person you designate. If checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months, the plan will be cancelled. Undeliverable or uncashed checks shall be cancelled and such amounts shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

AUTOMATIC INVESTMENT PLAN ("AIP")


    Once your account has been established, voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from your checking account. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable. You may terminate your participation in the AIP by sending written notice to CGM Shareholder Services, c/o Boston Financial Data Services, Inc., P.O. Box 8511, Boston, Massachusetts 02266-8511 or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate your participation in the AIP immediately in the event that any item is unpaid by your financial institution. The Fund may terminate or modify the AIP at any time. Additional information about this Plan is set forth in the Statement and also in Sections 7 and 9 of the Account Application.

RETIREMENT PLANS


    The Fund's shares may be purchased by tax-deferred retirement plans. CGM makes available retirement plan forms and plan documents for Traditional and Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts, and money purchase pension and profit sharing plans ("CGM Retirement Plans").


SHAREHOLDER REPORTS

    Shareholders will receive the Fund's financial statements and a summary of the Fund's investments at least semiannually. The Fund intends to consolidate mailings of annual, semiannual, and quarterly reports to households having multiple accounts with the same address of record and to furnish a single copy of each report to that address. Mailing of prospectuses and proxy statements will not be consolidated and if a report is included in such mailings, each shareholder will receive a separate copy. You may request additional reports by notifying the Fund in writing, or by calling the Trust.

    Shareholders will receive statements confirming all purchases, redemptions, and changes of address. You may call CGM Shareholder Services and request a duplicate statement for the current year without charge. A fee will be charged for any duplicate information requested for prior years.


SYSTEMS - YEAR 2000

    Like other mutual funds and other organizations around the world, the Fund could be adversely affected if the computer systems used by the Fund or its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." CGM has taken steps that it believes are reasonably designed to address any potential Year 2000 Problem for computer programs used by the Fund or CGM. Each of the Fund's and CGM's service providers are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use. At this time, however, there can be no assurance that these steps being taken by third party service providers will be sufficient to avoid any adverse impact to the Fund.


                             HOW TO REDEEM SHARES

    You can redeem all or part of your shares in the Fund in three different ways: by sending a written request for a check or wire representing the redemption proceeds, by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $25,000 and the check is being sent to you at your record address, which has not changed in the prior three months) or by making a telephone request for redemption proceeds to be wired to a bank that you have predesignated. The redemption price will always be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Necessary documentation may include, in certain circumstances, documents verifying the authority or legal capacity of the person seeking to redeem shares. Redemption requests cannot be revoked once they have been received in good order.

    If you elect to redeem shares in writing, send your written request to:

    CGM Shareholder Services
    c/o Boston Financial Data Services, Inc.
    P.O. Box 8511
    Boston, Massachusetts 02266-8511

The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wire instructions. All owners of shares must sign the request in the exact name(s) in which the shares are registered (which appear(s) on your confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). If you are signing in a special capacity, you may wish to contact CGM Shareholder Services in advance to determine whether additional documentation will be required before you send a redemption request.

    Redemptions from CGM Retirement Plans for which State Street Bank is the custodian or trustee must contain additional information. Please contact CGM Shareholder Services for instructions and forms. Complete information, including tax withholding instructions, must be included in your redemption request.

    If you are redeeming shares worth more than $25,000 or requesting that the proceeds check be made payable to someone other than the registered owner(s) or be sent to an address other than your record address (or sent to your record address if such address has been changed within the previous three months), you must have your signature guaranteed by an "eligible guarantor institution" as defined in the rules under the Securities Exchange Act of 1934 (including a bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, but not a notary public).

    If you hold certificates representing your investment, you must enclose the certificates and a properly completed redemption form or stock power. You bear the risk of loss of such certificates; consequently you may wish to send your certificates by registered mail.

    If you elect to redeem shares by telephone, call CGM Shareholder Services directly at 800-343-5678. See "Telephone Transactions." Telephone redemptions are not available for CGM Retirement Plans. When you make a redemption request by telephone, you may choose to receive redemption proceeds either by having a check mailed to the address of record on the account, provided the address has not changed for three months and you are redeeming $25,000 or less, or by having a wire sent to a bank account you have previously designated.


    Telephone redemptions by check are available to all shareholders of the Fund automatically unless this option is declined in the application or in writing. You may select the telephone redemption wire service when you fill out your initial application or you may select it later by completing the Service Options Form (with a signature guarantee), available from the Trust or CGM Shareholder Services.


    A telephone redemption request must be received by CGM Shareholder Services prior to the close of the New York Stock Exchange (the "Exchange"). If you telephone your request to CGM Shareholder Services after the Exchange closes or on a day when the Exchange is not open for business, the Trust cannot accept your request and a new one will be necessary.


    Wire redemptions by telephone may be made only if your bank is a member of the Federal Reserve System or has a correspondent bank that is a member of such System. If your account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. A wire fee (currently $5) will be deducted from the proceeds. If you decide to change the bank account to which proceeds are to be wired, you must send in this change on the Service Options Form with a signature guarantee.

    Proceeds resulting from a written or regular telephone redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephone wire redemption proceeds will normally be wired to your bank within seven days following receipt of a proper redemption request. If you purchased your Fund shares by check (or through your AIP) and elect to redeem shares within 15 days of such purchase, you may experience delays in receiving redemption proceeds. The Trust will generally postpone sending your redemption proceeds from such investment until the Trust can verify that your check (or AIP investment) has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or
by bank cashier's check, certified check or treasurer's check.   If checks
representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be cancelled and such proceeds shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

    The Fund may not suspend the right of redemption, or postpone payment for more than seven days, except when the Exchange is closed for other than weekends or holidays, when trading on the Exchange is restricted, during an emergency (as determined by the SEC) that makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.


    Because the expense of maintaining small accounts is disproportionately high, the Fund may close accounts with 20 shares or less, and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to CGM Retirement Plans and UGMA/UTMA accounts.

                            TELEPHONE TRANSACTIONS

    You may initiate three types of transactions by telephone:

[ ] Telephone Exchanges

[ ] Telephone Redemptions By Wire

[ ] Telephone Redemptions By Check

The terms and provisions for each of these services are explained fully in the preceding sections. Once a telephone transaction request has been placed, it cannot be cancelled.


    The Telephone Exchange privilege and/or Telephone Redemptions By Wire privilege must be elected by you when you fill out your initial application or you may select either option later by completing the Service Options Form (with a signature guarantee) available from the Trust or CGM Shareholder Services. The Telephone Redemptions By Check privilege is available to shareholders of the Fund automatically unless this option is declined in the application or in writing.

    The telephone redemption privileges are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or for money purchase pension and profit sharing accounts under a CGM Retirement Plan (in which State Street Bank is the custodian or trustee).


    The Fund will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Fund may be liable if it does not employ reasonable procedures.

                      DIVIDENDS, CAPITAL GAINS AND TAXES

    The Fund intends to declare and pay quarterly dividends consisting of substantially all net investment income. Any capital gains distributions will normally be made in December (after applying any available capital loss carryovers) but may be made more frequently as deemed advisable by the Board of Trustees. The Fund's dividend and capital gains distributions may be reinvested in additional shares or received in cash. Certain restrictions may apply to participants in CGM Retirement Plans.


    You may elect to receive income dividends or capital gains distributions, or both, in cash. However, if you elect to receive capital gains in cash, your income dividends must also be received in cash. You can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that you have predesignated. These elections may be made at the time your account is opened and may be changed at any time by submitting a written request to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services on or before the record date for such dividend or distribution.

    If you elect to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six month period, any undeliverable or uncashed checks shall be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

    The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code. To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund so qualifies it generally will not be subject to federal income or excise tax to the extent that its taxable income is distributed to shareholders.


    The distributions received by the Fund from its investments may, for federal income tax purposes, consist of ordinary income, long-term capital gains, or a return of capital. The characterization of these distributions to the Fund may, in turn, affect the tax treatment of the Fund's distributions to its shareholders. Dividends and distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional shares of the Fund.

    Dividends paid by the Fund from net investment income, including dividends, interest and net short-term capital gains, will be taxable to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated by the Fund as capital gains distributions are taxable as long-term capital gains, regardless of the length of time shareholders have owned shares in the Fund. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such basis, as a taxable gain to be realized upon sale of such shares.

    Distributions that the Fund receives from a REIT, and dividends of the Fund attributable to such distributions, will not constitute "dividends" for purposes of the dividends-received deduction applicable to corporate shareholders.

    A distribution will be treated as paid by the Fund and received by its shareholders on December 31 of the current calendar year if it is declared by the Fund in October, November, or December of that year with a record date in such a month and paid by the Fund in January of the subsequent year.

    Any dividends or distributions paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. Although in effect a return of capital, these distributions are subject to taxes, even if their effect is to reduce the per share net asset value below a shareholder's cost. The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

    The sale or other disposition of shares of the Fund, including a redemption of shares or an exchange of shares into another fund, is a taxable event and may result in a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares.

    Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes. In certain states, a portion of the Fund's income derived from certain direct U.S. Government obligations may be exempt from state and local taxes. The Fund will indicate each year the portion of the Fund's income, if any, that is derived from such obligations.

    The Fund is required to withhold a portion of taxable dividends, capital gains distributions, and redemptions paid to individuals and certain other classes of shareholders if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications regarding their tax status, or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's normal federal income tax liability. For additional information about withholding, please see the Statement.

    BFDS, the shareholder servicing agent, will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of the year, you will receive a statement providing the cost basis and gain or loss of each share lot that you sold during such year. Your CGM account cost basis will be calculated using the "single category average cost method," which is one of the four calculation methods allowed by the IRS. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.

    The tax discussion set forth above is included for general information only. Shareholders and prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

                              PRICING OF SHARES

    The share price or "net asset value" per share of the Fund is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share of the Fund is determined as of the close of the regular trading session of the Exchange on each day the Exchange is open for trading. Portfolio securities are generally valued at their market value. In certain cases, market value may be determined on the basis of information provided by a pricing service approved by the Board of Trustees. Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees. The valuation of portfolio securities is more fully described in the Statement.

                           PERFORMANCE INFORMATION

    The Fund may include yield and total return information in advertisements or other written sales material. The Fund will show its average annual total return for the most recent one-year period and the life of the Fund through the end of the most recent calendar quarter. Total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming automatic reinvestment of all dividends and capital gains distributions). The Fund may also show total return over other periods on an aggregate basis for the period presented.

    Yield is computed in accordance with the SEC's standardized formula by dividing the adjusted net investment income per share earned during a recent thirty-day period by the maximum offering price of a Fund share on the last day of the period. The Fund may also present one or more distribution rates in its sales literature. These rates will be determined by annualizing the Fund's distributions from net investment income and net short-term capital gains over a recent twelve-month, three-month, or thirty-day period and dividing that amount by the net asset value on the last day of such period.

    The Fund may compare its performance to that of recognized financial indices or groups of mutual funds. It may also include its ranking among other mutual funds or its rating as published by mutual fund ranking services or major financial publications. All performance information is based on past results and is not an indication of likely future performance.


                       ADDITIONAL FACTS ABOUT THE FUND

[ ] The Trust was organized in 1986 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Trust currently has five series: CGM Mutual Fund (a successor to Loomis-Sayles Mutual Fund), CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund and CGM Focus Fund.


[ ] When a shareholder invests in the Fund, the shareholder acquires freely transferable shares of beneficial interest that entitle the shareholder to receive dividends and to cast one vote at shareholder meetings for each share owned. On matters affecting the Fund, shares of the Fund vote separately from shares of other series of the Trust, except as otherwise required by law.

[ ] The investment objective, investment practices and other non-fundamental policies of the Fund can be changed without shareholder approval. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs.

                                    APPENDIX

                                     RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. DEBT RATINGS -- TAXABLE DEBT & DEPOSITS GLOBALLY:


    Aaa -- Bonds which are rated 'Aaa' are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


    Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from 'Aa' through 'Caa.' The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:


    aaa -- An issue which is rated 'aaa' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    aa -- An issue which is rated 'aa' is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

    a -- An issue which is rated 'a' is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the 'aaa' and 'aa' classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    baa -- An issue which is rated 'baa' is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    ba -- An issue which is rated 'ba' is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    b -- An issue which is rated 'b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    caa -- An issue which is rated 'caa' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.


DESCRIPTION OF STANDARD & POOR'S CORPORATION LONG-TERM ISSUE CREDIT RATINGS:


    AAA -- An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B and CCC -- Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B -- An obligation rated 'B' is more vulnerable to nonpayment than obliglations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC -- An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


DESCRIPTION OF STANDARD & POOR'S CORPORATION PREFERRED STOCK RATING DEFINITIONS:


    AAA -- This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

    AA -- A preferred stock issue rated 'AA' also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated 'AAA'.

    A -- An issue rated 'A' is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB -- An issue rated 'BBB' is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

    BB, B, CCC -- Preferred stock rated 'BB,' 'B,' and 'CCC' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. 'BB' indicates the lowest degree of speculation and 'CCC' the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    Plus (+) or Minus (-): The ratings from A to CCC may be modified by the addition of a plus or minus sign to show relative standing within major rating categories.

PORTFOLIO COMPOSITION


    For the fiscal year ending on December 31, 1997, the Fund's investments did not include any securities below investment grade.

INVESTMENT ADVISER                                    CGM
Capital Growth Management                             REALTY FUND
Limited Partnership
One International Place                               Prospectus & Application
Boston, MA 02110                                      May 1, 1998

TRANSFER AND DIVIDEND PAYING AGENT                    A No-Load Fund
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, MA 02102

SHAREHOLDER SERVICING AGENT FOR
STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, MA 02266



                                                       --------------------

                                                        [Fencer Logo]

                                                       --------------------





RFP98

                          CGM AMERICAN TAX FREE FUND
                            CGM FIXED INCOME FUND

    CGM American Tax Free Fund and CGM Fixed Income Fund (each the "Fund" and together, the "Funds") are diversified mutual funds and series of CGM Trust (the "Trust"), a registered, open-end, no-load management investment company. Each Fund's investment manager is Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager").

    The primary investment objective of CGM AMERICAN TAX FREE FUND is to provide high current income exempt from federal income tax. The Fund's secondary investment objective is capital appreciation. CGM American Tax Free Fund may not be an appropriate investment for retirement plans and similar accounts.

    The investment objective of CGM FIXED INCOME FUND is to maximize total return by investing in debt securities and preferred stock that provide current income, capital appreciation or a combination of both income and appreciation.


                                  PROSPECTUS
                                 May 1, 1998

    This prospectus sets forth the information you should know before investing in either Fund. It should be retained for future reference. A Statement of Additional Information about the Funds dated May 1, 1998, (the "Statement") has been filed with the Securities and Exchange Commission (the "SEC") and is available free of charge. Write to the Trust, c/o CGM Investor Services, 222 Berkeley Street, Boston, MA 02116 or call the telephone number listed below to obtain a Statement. The SEC maintains a web site (http:// www.sec.gov) that contains the Statement, material incorporated by reference, and other information regarding the Funds. The Statement contains more detailed information about the Fund and, as amended or supplemented from time to time, is incorporated into this prospectus by reference.


-------------------------------------------------------------------------------
For additional information about:

[ ] Account procedures and status      [ ] New account procedures
[ ] Redemptions                        [ ] Prospectuses
[ ] Exchanges                          [ ] Performance

Call 800-343-5678                      Call 800-345-4048
-------------------------------------------------------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS


                                                                        Page
   Schedule of Fees .................................................      3
   Financial Highlights: CGM American Tax Free Fund .................      4
   Financial Highlights: CGM Fixed Income Fund  .....................      5
   Investment Objectives and Policies of CGM American Tax Free Fund .      6
   Investment Objective and Policies of CGM Fixed Income Fund .......      8
   Risk Factors .....................................................     10
   Investment Restrictions ..........................................     14
   The Funds' Investment Manager ....................................     14
   The Portfolio Managers ...........................................     14
   How to Purchase Shares ...........................................     15
   Shareholder Services .............................................     16
   How to Redeem Shares .............................................     17
   Telephone Transactions ...........................................     19
   Dividends, Capital Gains and Taxes ...............................     20
   Pricing of Shares ................................................     22
   Performance Information ..........................................     22
   Additional Facts About the Funds .................................     23

                               SCHEDULE OF FEES

                                                                  CGM AMERICAN      CGM FIXED
                                                                 TAX FREE FUND     INCOME FUND
                                                                 --------------    -----------
Shareholder Transaction Expenses
    Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price) ......................        None             None
    Maximum Sales Load Imposed on Reinvested Dividends
    (as a percentage of offering price) ......................        None             None
    Redemption Fees* .........................................        None             None
    Exchange Fees ............................................        None             None


Annual Fund Operating Expenses, After Waiver and Reimbursements
(as a percentage of average net assets)
    Management Fees, After Waiver ............................         0%             0.24%
    12b-1 Fees ...............................................        None             None
    Other Expenses, After Reimbursements .....................         0%             0.61%
                                                                      ----            -----
    Total Fund Operating Expenses, After Waiver and
       Reimbursements ........................................         0%             0.85%

------------
* A wire fee (currently $5.00) will be deducted from proceeds if a shareholder elects to transfer redemption proceeds by wire.

    The purpose of this fee schedule is to assist you in understanding the various costs and expenses that you will bear directly or indirectly if you invest in the Funds. For additional information about the Funds' fees and expenses, please see "The Funds" Investment Manager" and the Statement.

    CGM has voluntarily agreed, until December 31, 1998, and thereafter until further notice to CGM AMERICAN TAX FREE FUND, to waive its management fees and bear all of the expenses of the Fund. The percentages shown for Management Fees and Other Expenses reflect current fees after such voluntary waiver and reimbursements. For the fiscal year ended December 31, 1997, without the voluntary waiver and reimbursements, the Management Fees, Other Expenses and Total Fund Operating Expenses as a percentage of average net assets would have been 0.60%, 1.44% and 2.04%, respectively.

    CGM has voluntarily agreed, until December 31, 1998, to waive management fees and, if necessary, bear expenses associated with operating CGM FIXED INCOME FUND, to the extent necessary to limit CGM Fixed Income Fund's operating expenses to an annual rate of 0.85% of its average net assets. The percentages shown for Management Fees and Other Expenses reflect current fees after such waiver and reimbursements. For the fiscal year ended December 31, 1997, without the waiver and reimbursements, the Management Fees, Other Expenses and Total Fund Operating Expenses as a percentage of average net assets would have been 0.65%, 0.61% and 1.26%, respectively.


    The following examples illustrate the approximate expenses that you would incur on a $1,000 investment over the following periods, assuming a 5% annual rate of return and redemption at the end of each period.

                   CGM AMERICAN TAX FREE FUND                                           CGM FIXED INCOME FUND
                           CUMULATIVE                                                         CUMULATIVE
-------------------------------------------------------------------  --------------------------------------------------------------
     1 YEAR          3 YEARS         5 YEARS         10 YEARS           1 YEAR         3 YEARS         5 YEARS         10 YEARS
     ------           ------          ------          ------            ------          ------          ------          ------
       $0               $0              $0              $0                $9             $27             $47             $105

    Please keep in mind that the examples shown above are hypothetical and assume that current waivers and expense reimbursements will remain in effect. The information above should not be considered a representation of past or future return or expenses; the actual return and expenses may be more or less.

-----------------------------------------------------------------------------------------------------------------

                                            CGM AMERICAN TAX FREE FUND
                                               FINANCIAL HIGHLIGHTS
                      (For a share of the Fund outstanding throughout the indicated periods)

    These financial highlights have been examined by Price Waterhouse LLP, independent accountants. The table below should be read in conjunction with the financial statements and the notes thereto, which, together with the
Report of Independent Accountants thereon, are included in the Fund's Annual Report and incorporated by reference into the Statement. In addition to the highlights set forth below, further information about the performance of the Fund is contained in the Annual Report and the Statement, which may be obtained from the
Trust free of charge.

                                                                                                        FOR THE PERIOD
                                                                                                     NOVEMBER 10, 1993(c)
                                                             FOR THE YEAR ENDED                            THROUGH
                                                                DECEMBER 31,                          DECEMBER 31, 1993
                                               ------------------------------------------------  ------------------------
                                               1997          1996          1995          1994
                                               ----          ----          ----          ----
For a share of the Fund outstanding
  throughout each period:
Net asset value at the beginning of period      $ 9.46        $ 9.77        $ 8.83        $10.25               $10.00
                                                ------        ------        ------        ------               ------
Net investment income (a) ................        0.58          0.58          0.61          0.58                 0.04
Dividends from net investment income .....       (0.58)        (0.58)        (0.61)        (0.58)               (0.04)
Net realized and unrealized gain (loss) on
  investments ............................        0.24         (0.31)         0.94         (1.42)                0.25
                                                ------        ------        ------        ------               ------
Net increase (decrease) in net asset value        0.24         (0.31)         0.94         (1.42)                0.25
                                                ------        ------        ------        ------               ------
Net asset value at end of period .........      $ 9.70        $ 9.46        $ 9.77        $ 8.83               $10.25
                                                ======        ======        ======        ======               ======
Total Return (%) (b) ..........                    9.0           2.9          18.0          (8.2)                 2.9(d)
Ratios:
Operating expenses to average net assets (%)         0             0             0             0                    0
Operating expenses to average net assets
  before waiver (%) ......................        2.04          2.14          2.59          2.42                 3.59(e)
Net income to average net assets (%) .....        6.11          6.10          6.50          6.39                 4.95(e)
Portfolio turnover (%) ........                    140           107           125           169                    0
Net assets at end of period (in thousands)     $14,443       $12,430       $11,855       $10,150               $4,786

(a) Net of fees waived and expenses
    reimbursed amounted to ...............      $ 0.19        $ 0.20        $ 0.24        $ 0.22               $ 0.03
(b) The total return would have been lower had the total fees and expenses not been waived or reimbursed during the period.
(c) Commencement of operations.
(d) Not computed on an annualized basis.
(e) Computed on an annualized basis.

-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

                                              CGM FIXED INCOME FUND
                                               FINANCIAL HIGHLIGHTS
                      (For a share of the Fund outstanding throughout the indicated periods)

    These financial highlights have been examined by Price Waterhouse LLP, independent accountants. The table below should be read in conjunction with the financial statements and the notes thereto, which, together with the Report of Independent Accountants thereon, are included in the Fund's Annual Report and incorporated by reference into the Statement. In addition to the highlights set forth below, further information about the performance of the Fund is contained in the Annual Report and the Statement, which may be obtained from the Trust free of charge.

                                                                                                             FOR THE PERIOD
                                                                                                            MARCH 17, 1992(c)
                                                             FOR THE YEAR ENDED                                  THROUGH
                                                                DECEMBER 31,                                DECEMBER 31, 1992
                                         ----------------------------------------------------------------   ---------------------
                                         1997          1996          1995          1994          1993
                                         ----          ----          ----          ----          ----
For a share of the Fund outstanding
throughout each period:
Net asset value at the  beginning
  of period ..........................   $11.60        $11.41        $ 9.57        $11.17        $10.26            $10.00
                                         ------        ------        ------        ------        ------            ------
Net investment income (a) ............     0.78          0.77          0.70          0.73          0.67              0.50
Dividends from net investment income      (0.78)        (0.77)        (0.70)        (0.73)        (0.67)            (0.49)
Net realized and unrealized gain (loss)
  on investments .....................    (0.36)         0.95          1.84         (1.60)         1.23              0.40
Distributions from net realized gain       --           (0.76)         --            --           (0.32)            (0.13)
Distributions from paid-in capital ...     --            --            --            --            --               (0.02)
                                         ------        ------        ------        ------        ------            ------
Net increase (decrease) in net
  asset value ........................    (0.36)         0.19          1.84         (1.60)         0.91              0.26
                                         ------        ------        ------        ------        ------            ------
Net asset value at the end of period     $11.24        $11.60        $11.41        $ 9.57        $11.17            $10.26
                                         ======        ======        ======        ======        ======            ======
Total Return (%) (b) .................      3.7          15.4          27.3          (8.0)         18.9               9.2(f)
Ratios:
Operating expenses to average net
  assets (%) .........................     0.85          0.85          0.85          0.85          0.85              0.85(d)
Operating expenses to average net
  assets before expense limitation (%)     1.26          1.26          1.53          1.46          2.02              3.21(d)
Net income to average net assets (%)       6.81          6.53          6.46          7.00          6.30              7.29(d)
Portfolio turnover (%) ...............      147           149           148           129           149               212(d)
Average commission rate (e) ..........  $0.0680       $0.0700            --            --            --                --
Net assets at end of period
  (in thousands)($) ..................   43,932        40,646        31,793        28,672        32,883             9,467

(a) Net of fees waived and expenses
    reimbursed amounted to ...........   $ 0.05        $ 0.05        $ 0.07        $ 0.06        $ 0.12            $ 0.16
(b) The total return would have been lower had management fees and certain expen ses not been waived or reimbursed during the period.
(c) Commencement of operations.
(d) Computed on an annualized basis.
(e) SEC regulations require portfolios to disclose the average commission rate p aid on trades for which commissions were charged for fiscal years beginning on or after September 1, 1995.
(f) Not computed on an annualized basis.


                    INVESTMENT OBJECTIVES AND POLICIES OF
                          CGM AMERICAN TAX FREE FUND

    CGM American Tax Free Fund's primary objective is to provide high current income exempt from federal income tax. The Fund's secondary objective is capital appreciation. There are no assurances that the Fund will achieve its objectives and the Fund may change its objectives without shareholder approval or prior notice.

    CGM American Tax Free Fund will seek to achieve its objectives by investing primarily in investment grade securities that are exempt from federal income tax. At least 75% of the Fund's assets will be invested in securities rated at the time of purchase Baa, MIG-2, Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB, SP-2, A-2 or better by Standard & Poor's Corporation ("S&P"), or, if not rated by Moody's or S&P at the time of purchase, determined to be of comparable quality by the Investment Manager. Securities rated BBB by S&P or Baa by Moody's are regarded as having an adequate capacity to pay interest and repay principal, but such securities also have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to pay interest and repay principal. Up to 25% of the Fund's assets may be invested in lower quality securities, which have speculative characteristics and are subject to special risks. See "Risk Factors -- Non-Investment Grade Risk." See Appendix A to this Prospectus for a full description of credit ratings.

    In an effort to enhance return, CGM American Tax Free Fund intends to take advantage of pricing inefficiencies between individual issues and groups of securities that may occur. As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its net assets in securities, the interest from which is, in the opinion of counsel to the issuer, exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax for individuals.

    CGM American Tax Free Fund will not invest more than 25% of its total assets in any one industry. Governmental issuers of tax-exempt securities are not considered part of any industry. However, tax-exempt securities backed only by the assets and revenues of nongovernmental users may, for this purpose, be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations. The Fund may invest more than 25% of its total assets in a broader segment of the tax-exempt market, such as revenue obligations of hospitals and other healthcare facilities, housing agency revenue obligations or airport revenue obligations. The Fund may also invest more than 25% of its total assets in securities relating to any one or more states (including the District of Columbia), territories or United States possessions or any of their political subdivisions.

TAX-EXEMPT SECURITIES

    Tax-exempt securities are debt obligations issued by states (including the District of Columbia), territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, or by multistate agencies or authorities to obtain funds for various public purposes, including projects to construct or rebuild schools, hospitals, roads, utilities and transportation systems throughout the United States. These securities are commonly classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Some revenue bonds are structured as municipal lease obligations or equipment purchase contracts. Industrial development bonds are revenue bonds that generally do not carry a pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Tax-exempt securities may bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the security's interest rate will change directly or inversely relative to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and a minimum. Certain tax-exempt securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related security and purchased and sold independently.

PUT BONDS

    CGM American Tax Free Fund may invest in tax-exempt securities (including securities with variable interest rates) which may be redeemed or sold back
(put) to the issuer of the security or a third party at face value prior to stated maturity. Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.

FLOATING AND VARIABLE RATE SECURITIES

    CGM American Tax Free Fund may purchase floating and variable rate notes and bonds, which are tax-exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts that may change daily without penalty pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these obligations fluctuate from time to time. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Use of letters of credit or other support arrangements will not adversely affect the tax-exempt status of these obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. The Investment Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations in the Fund's portfolio.

MUNICIPAL LEASE OBLIGATIONS

    CGM American Tax Free Fund may invest in lease obligations or installment purchase contract obligations, which are instruments supported by lease payments made by a municipality ("municipal lease obligations"). Although municipal lease obligations do not normally constitute general obligations of the municipality, a lease obligation is ordinarily backed by the municipality's agreement to make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in later years unless money is appropriated in the future. Municipal lease obligations are a relatively new form of financing and the market for such obligations is still developing and is less liquid than other markets for tax-exempt securities. Municipal lease obligations may be determined to be liquid (for purposes of complying with the Fund's investment restrictions) in accordance with procedures adopted by the Board of Trustees.

PORTFOLIO TURNOVER

    There is no limitation on the dollar-weighted average maturity of CGM American Tax Free Fund's portfolio and the maturity may be shortened or lengthened depending upon the Investment Manager's outlook for interest rates. Although CGM American Tax Free Fund does not purchase securities with the intention of engaging in short-term trading, the Fund will sell any particular security and reinvest proceeds when it is deemed prudent by management, regardless of the length of the holding period. This policy may result in higher securities transactions costs. To the extent that this policy results in gains on investments, the Fund will make distributions to its shareholders, which may accelerate the shareholders' tax liabilities. See "Dividends, Capital Gains and Taxes."

TEMPORARY DEFENSIVE POLICY

    For temporary defensive purposes, CGM American Tax Free Fund may invest, without limitation, in securities issued or guaranteed by the U.S. Government, or any agency or instrumentality thereof ("U.S. Government Securities"); certificates of deposit, demand and time deposits and bankers' acceptances of banks whose deposits are insured by the Federal Deposit Insurance Corporation and have assets of at least $1 billion, including U.S. branches of foreign banks and foreign branches of U.S. banks; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. Government Securities.

                     INVESTMENT OBJECTIVE AND POLICIES OF
                            CGM FIXED INCOME FUND

    CGM Fixed Income Fund's objective is to maximize total return by investing in debt securities and preferred stocks that provide current income, capital appreciation or a combination of both income and appreciation. There are no assurances that the Fund will achieve its objective and the Fund may change its objective without shareholder approval.

    CGM Fixed Income Fund generally seeks to attain its objective by investing in securities that are believed by the Investment Manager to be undervalued. The Fund's flexible investment policy allows it to invest in fixed-income securities and variable-rate securities, including preferred stocks, with varying maturities and varying qualities ranging from the highest quality to non-investment grade.

    CGM Fixed Income Fund will invest primarily in investment grade debt securities rated at the time of purchase a minimum of Baa by Moody's or BBB by S&P, in preferred stocks rated at the time of purchase a minimum of baa by Moody's or BBB by S&P, and in debt securities not rated by Moody's or S&P at the time of purchase, but which the Investment Manager believes to be of comparable quality.

    CGM Fixed Income Fund may also invest less than 35% of its assets in securities that are not rated at least Baa (baa, in the case of preferred stocks) by Moody's or BBB by S&P or, if not rated by Moody's or S&P, are believed by the Investment Manager to be of comparable quality. Lower quality securities purchased by the Fund will generally be limited to securities rated B (b, in the case of preferred stocks) or better by Moody's or S&P, at the time of purchase. In addition, the Fund may invest not more than 10% of its total assets in securities rated at the time of purchase Caa (caa, in the case of preferred stocks) by Moody's or CCC by S&P if, in the opinion of the Investment Manager, the financial condition of the issuer or the protection afforded to a particular security is stronger than would otherwise be indicated by the rating. See "Risk Factors -- Non-Investment Grade Risk." See Appendix A to this Prospectus for a full description of credit ratings.

FIXED INCOME AND VARIABLE RATE SECURITIES

    CGM Fixed Income Fund may invest in a variety of fixed-income and variable-rate securities issued by corporations, municipalities, the U.S. Government and its instrumentalities, and foreign and multinational institutions, corporations and governments. These securities include bonds, debentures, notes, equipment trust certificates, asset-backed securities, mortgage-related securities, preferred stocks and money market instruments such as commercial paper, Treasury bills, time deposits, bankers' acceptances and repurchase agreements. Interest payments on such securities may be paid out as additional securities (commonly referred to as "payment-in-kind securities") or as cash, or deferred to a future date not to exceed maturity (commonly referred to as "zero coupon"). Such securities may also have conversion features. Under normal circumstances, the Fund will invest at least 65% of its total assets in fixed-income securities.

CONVERTIBLE SECURITIES

    CGM Fixed Income Fund may also invest in convertible securities, bonds and common stocks (or attached warrants) sold as a unit, and preferred stocks. Convertible securities are securities, such as bonds, notes, debentures or preferred stocks, which may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing an income stream (generally higher in yield than the income from a common stock but lower than that of a non-convertible debt security), a convertible security may also afford an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock. However, investors ordinarily pay a premium to obtain such conversion feature.

    In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income or variable-rate security) or its "conversion value" (i.e., the value of the underlying security if the security is converted). To the extent that a convertible security is a fixed-income security, its market value generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying security, often common stock. Thus, the price of a convertible security generally increases as the market value of the underlying security increases, and generally decreases as the market value of the underlying security declines.

    CGM Fixed Income Fund may, from time to time, own stock as a result of the conversion of a convertible security or the exercise of a warrant.

UNDERVALUED SECURITIES

    CGM Fixed Income Fund may invest in undervalued securities, which are securities that have market prices that are lower than the prices that the Investment Manager judges to be their true value. Undervaluation may result from temporary dislocations in the market, market misperceptions of risk, yield curve movements and cyclical and secular changes in the economy.

ILLIQUID SECURITIES

    The Fund may invest up to 10% of its net assets in illiquid securities. In general, securities that may be resold without registration pursuant to Rule 144A will be treated as liquid for these purposes, in accordance with guidelines established by the Board of Trustees to determine whether there is a readily available market for such securities.

BORROWING

    Although CGM Fixed Income Fund is permitted to borrow amounts (including obligations under reverse repurchase agreements) aggregating up to 33.3% of the value of its total assets, the Fund does not intend to borrow for purposes of leveraging its portfolio. Under ordinary circumstances, the Fund will borrow only for temporary purposes in amounts not to exceed 5% of the value of its total assets. At any time that the Fund's borrowings (including obligations under reverse repurchase agreements) exceed 5% of the value of its total assets, the Fund will not purchase or acquire any additional investment securities.

PORTFOLIO TURNOVER

    Although CGM Fixed Income Fund's objective is total return and the Fund does not purchase securities with the intention of engaging in short-term trading, the Fund will sell any particular security and reinvest the proceeds when it is deemed prudent by management, regardless of the length of the holding period. This policy may result in higher securities transactions costs. To the extent that this policy results in gains on investments, the Fund will make distributions to its shareholders, which may accelerate the shareholders' tax liabilities. See "Dividends, Capital Gains and Taxes."

TEMPORARY DEFENSIVE POLICY

    For temporary defensive purposes, CGM Fixed Income Fund may invest, without limitation, in U.S. Government Securities; certificates of deposit, demand and time deposits and bankers' acceptances of banks whose deposits are insured by the Federal Deposit Insurance Corporation and have assets of at least $1 billion, including U.S. branches of foreign banks and foreign branches of U.S. banks; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. Government Securities.

                                 RISK FACTORS

INTEREST RATE RISK

    Securities purchased by CGM American Tax Free Fund and CGM Fixed Income Fund will be subject to interest rate risk. Interest rate risk is the potential for a decline in prices of fixed-income securities due to rising interest rates. In general, prices of fixed-income securities move inversely with interest rates. If interest rates rise, prices of fixed-income securities generally fall; if interest rates fall, prices of fixed-income securities generally rise. In addition, for a given change in interest rates, longer-maturity securities normally fluctuate more in price (gaining or losing more in value) than shorter-maturity securities. To compensate investors for this risk, longer-maturity securities generally offer higher yields than shorter-maturity securities, all other factors (including credit quality) being equal. The Funds' flexible investment policies allow them to invest in securities with varying maturities.

EVENT RISK

    Event risk is the possibility that corporate securities will suffer a decline in credit quality and market value when the issuer undergoes a corporate restructuring. Corporate restructurings, such as mergers, acquisitions, leveraged buyouts or similar events, often can be financed by a significant expansion of a company's outstanding debt. As a result of the added debt burden, the credit quality and market value of a firm's existing bonds may decline sharply.

CREDIT RISK

    Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. In general, the lower the credit quality of a security, the higher the yield and the higher the risk, all other factors (such as maturity) being equal. In determining the credit quality of a tax-exempt security, it is necessary to consider the possibility that legislative changes affecting the taxing and spending authority of a municipality will affect the ability of the municipality to make payments of principal and interest on its obligations. Investment policies of the Funds allow them to invest in securities with credit quality ranging from the highest (Aaa or aaa by Moody's or AAA by S&P) to as low as Caa or caa by Moody's or CCC by S&P if, in the opinion of the Investment Manager, the financial condition of the issuer or the protection afforded to a particular security is stronger than would otherwise be indicated by the rating. The Funds will generally not purchase securities rated below B or b by Moody's or B by S&P. In addition, the Funds may not invest more than 10% of their total assets at the time of purchase in securities rated Caa or caa by Moody's or CCC by S&P. See Appendix A to this Prospectus for a full description of credit ratings for the investments held by CGM American Tax Free Fund and CGM Fixed Income Fund during the previous fiscal year.

NON-INVESTMENT GRADE RISK

    Securities rated non-investment grade (lower than Baa or baa by Moody's or lower than BBB by S&P) are sometimes referred to as "high yield" or "junk" bonds. See Appendix A for further information about securities ratings. Investors should consider the following risks associated with high yield securities before investing in either of the Funds.

    High yield securities may be regarded as predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of the Funds to achieve their investment objectives may, to the extent of their investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Funds were investing in higher quality securities.

    High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on a high yield security will fluctuate. If the issuer of high yield securities defaults, the Funds may incur additional expenses to seek recovery.

    The secondary markets on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Funds could sell a particular high yield security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the credit worthiness of the issuer, and could adversely affect and cause large fluctuations in the daily net asset value of the Funds' shares. Adverse publicity and investor perceptions may decrease the value and liquidity of high yield securities.

    It is reasonable to expect any recession to severely disrupt the market for high yield securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for high yield securities.

WHEN-ISSUED SECURITIES RISK

    CGM American Tax Free Fund and CGM Fixed Income Fund each may purchase some debt securities on a "when-issued" basis, which means that it may be as long as 60 days after purchase before the securities are delivered to the Fund. Payment and interest terms, however, are fixed at the time the purchaser enters into the commitment. The Funds do not pay for when-issued securities or start earning interest on them until the contractual settlement date. At the time of settlement, the market value of the security may be more or less than the purchase price. A segregated account of each Fund consisting of cash, cash equivalents, U.S. Government Securities or other high quality liquid debt securities at least equal at all times to the amount of when-issued securities held by the particular Fund will be established and maintained at the Funds' custodian bank.

FOREIGN SECURITIES RISK

    CGM Fixed Income Fund may invest up to 20% of its net assets at the time of purchase in debt securities and preferred stocks issued by institutions, corporations and governments established by or in one or more foreign countries, which may be developed or undeveloped countries. Such foreign securities will otherwise satisfy the limitations and restrictions applicable to the Fund, including the Fund's policies regarding credit quality. In making foreign investments, the Fund will also give appropriate consideration to the following factors, among others.

    Because some foreign securities CGM Fixed Income Fund may acquire are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Certain currency exchange expenses may be incurred when the Fund changes investments from one country to another.

    Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in U.S. markets and, at times, volatility of prices can be greater than in the United States. There may be less government supervision and regulation of securities exchanges, brokers and listed companies. The issuers of some of these securities, such as foreign bank obligations, may be subject to less stringent or different regulations than those governing U.S. issuers. In addition, there may be less publicly available information about a foreign issuer, and foreign issuers are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Further, it may be more difficult to obtain current information about corporate actions by foreign issuers of portfolio securities that affect the prices of such securities.

    Foreign securities are also subject to additional risks of possible adverse political and economic developments, possible seizure or nationalization of foreign deposits and possible adoption of governmental restrictions, which might adversely affect the payment of principal and interest on the foreign securities or might restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise. CGM Fixed Income Fund's ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility and repatriation of assets.

    Some foreign securities may be subject to transfer taxes levied by foreign governments, and the income received by CGM Fixed Income Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. The Fund will also incur higher custody costs in connection with foreign securities.

MORTGAGE-RELATED SECURITIES AND ASSET-BACKED SECURITIES RISK

    CGM Fixed Income Fund may invest in mortgage-related securities and asset-backed securities. Mortgage-related securities are represented by pools of mortgage loans or loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association, and government-related organizations, such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by private issuers, such as commercial banks, savings and loan institutions, financial corporations, mortgage bankers and private mortgage insurance companies. Asset-backed securities are pass-through securities backed by non-mortgage assets, including automobile loans, credit card receivables and consumer receivables. Although certain mortgage-related and asset-backed securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, and the yield are not so secured. If CGM Fixed Income Fund purchases a mortgage-related or an asset-backed security at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral.

    As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related or asset-backed security may decline when interest rates rise, the converse is not necessarily true, because in periods of declining interest rates the mortgages or assets underlying the security may be more likely to be prepaid. For this and other reasons, a mortgage-related or asset-backed security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages or assets and, therefore, it is not possible to predict accurately the security's return. Such prepayments may expose CGM Fixed Income Fund to a lower rate of return on reinvestment. To the extent that such mortgage-related securities are held by the Fund, the prepayment right of the mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-related securities held by the Fund may not appreciate as rapidly as the price of other debt securities.

    CGM Fixed Income Fund may also invest in stripped mortgage-related securities often referred to as IO (interest-only) and PO (principal-only) securities. IO and PO securities are formed by separating the principal and interest payments of a mortgage-related security to create two or more classes of securities with different characteristics than the underlying security. IOs receive all of the coupon interest from mortgage-related securities and can be high yielding securities, while POs receive all of the principal payments from mortgage-related securities and are seldom high yielding securities. IOs and POs are extremely sensitive to changes in both interest rates and prepayment rates.

    Because an IO receives only the interest payments of an underlying mortgage-related security, an increase in prepayments (due to lower interest rates) will result in less interest being paid to the IO investor. The decrease in interest payments will cause the value of the IO to decline as most other bonds increase in value. A decline in prepayments (due to higher interest rates), however, will result in increased interest being paid to the IO investor. The increase in interest payments will generally result in a higher value for the IO security. PO securities, on the other hand, are zero coupon securities, as they receive no interest, but do receive all principal payments of an underlying mortgage-related security. The value of these securities will increase as prepayments increase, particularly if interest rates are declining. Like zero coupon securities, PO securities are extremely volatile securities, which increase in value as interest rates decline and/or prepayments increase and decline when rates increase and/or prepayments decline.

    IO and PO securities that are issued by the U.S. Government or its agencies and instrumentalities and are backed by fixed-rate mortgages may be treated as liquid for purposes of investment restrictions applicable to investments in illiquid securities, in accordance with guidelines established by the Board of Trustees, to determine whether there is a readily available market for such securities. All other IO and PO securities will be treated as illiquid for purposes of applicable investment restrictions.

ZERO COUPON, DEFERRED INTEREST AND PAYMENT-IN-KIND SECURITIES RISK

    There may be special tax considerations associated with investing in securities structured as deferred interest, zero coupon or payment-in-kind securities. CGM Fixed Income Fund records the interest on these securities as income even though it receives no cash interest until each security's maturity date. The Fund will be required to distribute all or substantially all such amounts annually and may have to obtain the cash to do so by selling securities. Thus, to meet cash distribution obligations, the Fund may be required to liquidate a portion of its assets, which it would otherwise continue to hold, at a disadvantageous time. These distributions will be taxable to shareholders as ordinary income.

    In the case of securities structured as deferred interest, zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

                           INVESTMENT RESTRICTIONS

    Each Fund has adopted the following fundamental restrictions, which may not be changed without the approval of shareholders. Certain other fundamental and non-fundamental restrictions are set forth in the Statement. Each Fund may not:

    [ ] purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in U.S. Government Securities;

    [ ] borrow money, except that it may borrow from banks in an amount not to exceed one-third of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets; or

    [ ] with respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except the U.S. Government, its agencies and instrumentalities.

                        THE FUNDS' INVESTMENT MANAGER


    Each Fund's investment manager is Capital Growth Management Limited Partnership, One International Place, Boston, Massachusetts 02110. CGM, an investment advisory firm founded in 1990, manages nine mutual fund portfolios and advisory accounts for other clients. The general partner of CGM is a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner, who are trustees and officers of the Funds.


    In addition to selecting and reviewing each Fund's investments, CGM provides executive and other personnel for the management of the Funds. The Trust's Board of Trustees supervises CGM's management of the affairs of the Funds.


    Until December 31, 1998, and thereafter until further notice to CGM American Tax Free Fund, CGM has voluntarily agreed to waive its management fees and bear all of the expenses of CGM American Tax Free Fund. Without this waiver and these reimbursements, the investment management fee would be 0.60% on the first $500,000,000, 0.55% on the next $500,000,000, and 0.45% on amounts in excess of $1 billion.

    Until December 31, 1998, CGM has voluntarily agreed to waive fees and to reimburse CGM Fixed Income Fund for expenses to the extent the Fund's expenses exceed 0.85% of the Fund's average annual net assets. CGM has also agreed not to modify its commitment thereafter without approval of the Board of Trustees. Without this waiver and these reimbursements, the investment management fee would be 0.65% on the first $200,000,000, 0.55% on the next $300,000,000, and
0.40% on amounts in excess of $500,000,000. In 1997, the Fund paid 0.24% of its average net assets in management fees to CGM.


                            THE PORTFOLIO MANAGERS


    The portfolio manager for CGM American Tax Free Fund is Janice H. Saul, who is an officer of the Fund. Prior to joining CGM, Ms. Saul was employed as a portfolio manager by Loomis, Sayles & Company, Incorporated ("Loomis Sayles") and by Scudder, Stevens and Clark.


    CGM Fixed Income Fund's investment portfolio is co-managed by G. Kenneth Heebner and Janice H. Saul, officers of the Fund's Investment Manager. Mr. Heebner is responsible for the Fund's investments that are convertible into equity securities and Ms. Saul has primary responsibility for managing the Fund's debt securities.


    Mr. Heebner, who is a vice president and trustee of CGM Trust, also manages the investment portfolios of CGM Mutual Fund, CGM Capital Development Fund, CGM Realty Fund and CGM Focus Fund. Prior to March 1, 1990, Mr. Heebner managed the CGM Capital Development Fund and CGM Mutual Fund in his capacity as vice president and director of Loomis Sayles.


                            HOW TO PURCHASE SHARES

    The Trust sells shares of the Funds directly to investors without any sales load. You may make an initial purchase of shares of each Fund by submitting a completed application form and payment to:

    The CGM Funds
    P. O. Box 449
    Boston, Massachusetts 02117-0449

    The minimum initial investment in each Fund is $2,500 for regular accounts and $1,000 for retirement accounts (see "Shareholder Services -- Retirement Plans") and accounts set up under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA"). Subsequent investments in each Fund must be at least $50. See "Shareholder Services" below for further information about minimum investments in certain other circumstances.

    All investments made by check should be in U.S. dollars and made payable to CGM American Tax Free Fund or CGM Fixed Income Fund (as applicable). Third party checks (i.e. checks payable to anyone other than CGM American Tax Free Fund or CGM Fixed Income Fund) are generally not accepted and checks drawn on credit card accounts will not be accepted.

    After accepting an order, the Trust forwards the application and payment to the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), which is the shareholder servicing agent for State Street Bank and Trust Company ("State Street Bank"). CGM Shareholder Services then opens an account, applies the payment to the purchase of full and fractional shares, and mails a statement of the account confirming the transaction.

    After your account has been established for each Fund, you may send subsequent investments in such Fund at any time directly to the shareholder servicing agent at the following address:

    CGM Shareholder Services
    c/o Boston Financial Data Services, Inc.
    P. O. Box 8511
    Boston, Massachusetts 02266-8511

    The remittance for any subsequent investment must be accompanied by either the Additional Investment Stub detached from a statement of account, or a note containing sufficient information to identify the account, i.e., the Fund name, your account number, your name and social security number.


    Subsequent investments may also be made by federal funds wire. Instruct your bank to wire federal funds to State Street Bank and Trust Company, ABA #011000028. The text of the wire should read as follows: "DDA 99046336
$ Amount, STATE ST BOS ATTN Mutual Funds. Credit CGM American Tax Free Fund or CGM Fixed Income Fund (as applicable), Shareholder Name, Shareholder Account Number." Your bank may charge you a fee for transmitting funds by wire.


    The Trust reserves the right to reject any purchase order, including orders in connection with exchanges, for any reason the Trust, in its sole discretion, deems appropriate. Although the Trust does not anticipate that it will do so, the Trust reserves the right to suspend, change or withdraw the offering of shares of any Fund.

    The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Trust (in the case of an initial investment) or by CGM Shareholder Services (in the case of subsequent investments).

    If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact the Trust or CGM Shareholder Services for details.

    An investor will not receive any certificates for shares unless the investor requests them in writing from CGM Shareholder Services. The Trust's system for recording investments eliminates the problems of handling and safekeeping certificates.

                             SHAREHOLDER SERVICES

    The Funds offer the following shareholder services as more fully described in the Statement. Explanations and forms are available from the Trust.

EXCHANGE PRIVILEGE


    Shares of either Fund may be exchanged for shares of money market funds currently distributed by New England Funds, L.P. ("Money Market Funds"). You may also exchange shares for shares of CGM American Tax Free Fund or CGM Fixed Income Fund (as applicable), CGM Mutual Fund, CGM Realty Fund and CGM Focus Fund. Additionally, you may exchange shares for shares of CGM Capital Development Fund, but only if you were a shareholder on September 24, 1993 and have remained a shareholder in the CGM Capital Development Fund continuously since that date. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of that Fund as described in the Statement.


    All exchanges may be made without charge. You may make an exchange by written instruction or, if a written authorization for telephone exchanges is on file with CGM Shareholder Services, you may call 800-343-5678. See "Telephone Transactions." Exchanges must be for amounts of at least $1,000. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. If you wish to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirements. Exchange requests cannot be revoked once they have been received in good order.

    Investors should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and each Fund limits the number of exchanges each shareholder may make to four exchanges per account (or two round trips) per calendar year. Monthly automatic exchanges from the Money Market Funds to the Funds are exempt from this restriction. The Trust also reserves the right to prohibit exchanges during the first 15 days following an investment in a particular Fund. The Trust may terminate or change the terms of the exchange privilege. In general, shareholders will receive notice of any material change to the exchange privilege at least 60 days prior to the change. For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

SYSTEMATIC WITHDRAWAL PLAN


    If the value of your account is at least $10,000, you may have periodic cash withdrawals automatically paid to you or any person you designate. If checks are returned to any Fund as "undeliverable" or remain uncashed for more than six months, the plan will be cancelled. Undeliverable or uncashed checks shall be cancelled and such amounts shall be reinvested in the applicable Fund at the per share net asset value determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


AUTOMATIC INVESTMENT PLAN ("AIP")

    Once your account has been established for a particular Fund, voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from your checking account. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable. You may terminate your participation in the AIP by sending written notice to CGM Shareholder Services, c/o Boston Financial Data Services, Inc., P.O. Box 8511, Boston, Massachusetts 02266-8511 or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate your participation in the AIP immediately in the event that any item is unpaid by your financial institution. The Fund may terminate or modify the AIP at any time. Additional information about this Plan is set forth in the Statement.

RETIREMENT PLANS


    CGM American Tax Free Fund may not be an appropriate investment for:
Traditional and Roth IRA accounts, SEP-IRA accounts, 403(b)(7) custodial accounts, qualified profit sharing plans, or qualified money purchase pension plans.

    CGM Fixed Income Fund's shares may be purchased by tax-deferred retirement plans. CGM makes available retirement plan forms and plan documents for Traditional and Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts, and money purchase pension and profit sharing plans ("CGM Retirement Plans").


SHAREHOLDER REPORTS

    Shareholders of each Fund will receive that Fund's financial statements and a summary of the Fund's investments at least semiannually. The Funds intend to consolidate mailings of annual, semiannual and quarterly reports to households having multiple accounts with the same address of record and to furnish a single copy of each report to that address. Mailing of prospectuses and proxy statements will not be consolidated, and, if a report is included in such mailings, each shareholder will receive a separate copy. You may request additional reports by notifying either Fund in writing, or by calling the Trust. Shareholders will receive statements confirming all purchases, redemptions and changes of address. You may call CGM Shareholder Services and request a duplicate statement for the current year without charge. A fee will be charged for any duplicate information requested for prior years.


SYSTEMS - YEAR 2000

    Like other mutual funds and other organizations around the world, a Fund could be adversely affected if the computer systems used by the Fund or its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." CGM has taken steps that it believes are reasonably designed to address any potential Year 2000 Problem for computer programs used by the Funds or CGM. Each of the Funds' and CGM's service providers are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use. At this time, however, there can be no assurance that these steps being taken by third party service providers will be sufficient to avoid any adverse impact to the Funds.


                             HOW TO REDEEM SHARES

    You can redeem all or part of your shares in either Fund in three different ways: by sending a written request for a check or wire representing the redemption proceeds, by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $25,000 and the check is being sent to you at your record address, which has not changed in the prior three months) or by making a telephone request for redemption proceeds to be wired to a bank that you have predesignated. The redemption price will always be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Necessary documentation may include, in certain circumstances, documents verifying the authority or legal capacity of the person seeking to redeem shares. Redemption requests cannot be revoked once they have been received in good order.

    If you elect to redeem shares in writing, send your written request to:

    CGM Shareholder Services
    c/o Boston Financial Data Services, Inc.
    P.O. Box 8511
    Boston, Massachusetts 02266-8511

The written request must include the name of the particular Fund, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wire instructions. All owners of shares must sign the request in the exact name(s) in which the shares are registered (which appear(s) on your confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). If you are signing in a special capacity, you may wish to contact CGM Shareholder Services in advance to determine whether additional documentation will be required before you send a redemption request.

    Redemptions from CGM Retirement Plans for which State Street Bank is the custodian or trustee must contain additional information. Please contact CGM Shareholder Services for instructions and forms. Complete information, including tax withholding instructions, must be included in your redemption request.

    If you are redeeming shares worth more than $25,000 or requesting that the proceeds check be made payable to someone other than the registered owner(s) or be sent to an address other than your record address (or sent to your record address if such address has been changed within the previous three months), you must have your signature guaranteed by an "eligible guarantor institution" as defined in the rules under the Securities Exchange Act of 1934 (including a bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, but not a notary public).

    If you hold certificates representing your investment, you must enclose the certificates and a properly completed redemption form or stock power. You bear the risk of loss of such certificates; consequently you may wish to send your certificates by registered mail.

    If you elect to redeem shares by telephone, call CGM Shareholder Services directly at 800-343-5678. See "Telephone Transactions." Telephone redemptions are not available for CGM Retirement Plans. When you make a redemption request by telephone, you may choose to receive redemption proceeds either by having a check mailed to the address of record on the account, provided the address has not changed for three months and you are redeeming $25,000 or less, or by having a wire sent to a bank account you have previously designated.


    Telephone redemptions by check are available to all shareholders of the Funds automatically unless this option is declined in the application or in writing. You may select the telephone redemption wire when you fill out your initial application or you may select it later by completing the Service Options Form (with a signature guarantee), available from the Trust or CGM Shareholder Services.


    A telephone redemption request must be received by CGM Shareholder Services prior to the close of the New York Stock Exchange (the "Exchange"). If you telephone your request to CGM Shareholder Services after the Exchange closes or on a day when the Exchange is not open for business, the Trust cannot accept your request and a new one will be necessary.


    Wire redemptions by telephone may be made only if your bank is a member of the Federal Reserve System or has a correspondent bank that is a member of such System. If your account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. A wire fee (currently $5) will be deducted from the proceeds. If you decide to change the bank account to which proceeds are to be wired, you must send in this change on the Service Options Form with a signature guarantee.

    Proceeds resulting from a written or regular telephone redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephone wire redemption proceeds will normally be wired to your bank within seven days following receipt of a proper redemption request. If you purchased your shares of a Fund by check (or through your AIP) and elect to redeem shares within 15 days of such purchase, you may experience delays in receiving redemption proceeds. The Trust will generally postpone sending your redemption proceeds from such investment until the Trust can verify that your check (or AIP investment) has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check. If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be cancelled and such proceeds shall be reinvested in the applicable Fund at the per share net asset value determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

    No Fund may suspend the right of redemption, or postpone payment for more than seven days, except when the Exchange is closed for other than weekends or holidays, when trading on the Exchange is restricted, during an emergency (as determined by the SEC) that makes it impracticable for that Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.


    Because the expense of maintaining small accounts is disproportionately high, each Fund may close accounts with 20 shares or less and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of a Fund's intention to close the account and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to CGM Retirement Plans and UGMA/UTMA accounts.

                            TELEPHONE TRANSACTIONS

    You may initiate three types of transactions by telephone:

[ ] Telephone Exchanges

[ ] Telephone Redemptions By Wire

[ ] Telephone Redemptions By Check

The terms and provisions for each of these services are explained fully in the preceding sections. Once a telephone transaction request has been placed, it cannot be cancelled.


    The Telephone Exchange privilege and/or Telephone Redemptions By Wire privilege must be elected by you when you fill out your initial application for each Fund or you may select them later by completing the Service Options Form (with a signature guarantee) available from the Trust or CGM Shareholder Services. The Telephone Redemptions By Check privilege is available to shareholders of each Fund automatically unless this option is declined in the application or in writing.

    The telephone redemption privileges are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or for money purchase pension and profit sharing accounts under a CGM Retirement Plan (in which State Street Bank is the custodian or trustee).


    Each Fund will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although each Fund may be liable if reasonable procedures are not employed.

                      DIVIDENDS, CAPITAL GAINS AND TAXES


    CGM American Tax Free Fund and CGM Fixed Income Fund each intends to qualify annually as a "regulated investment company" under the Internal Revenue Code. To qualify, each Fund must meet certain income, distribution and diversification requirements. In any year in which a Fund so qualifies, it generally will not be subject to federal income or excise tax to the extent that its taxable income is distributed to shareholders.

    Each Fund intends to declare and pay monthly dividends consisting of substantially all of its net investment income. A Fund's dividend and capital gains distributions may be reinvested in additional shares or received in cash, although certain restrictions may apply to participants in CGM Retirement Plans. You may elect to receive income dividends or capital gains distributions, or both, in cash. However, if you elect to receive capital gains in cash, your income dividends must also be received in cash. You can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that you have pre-designated. These elections may be made at the time your account is opened and may be changed at any time by submitting a written request to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services on or before the record date for such dividend or distribution. If you elect to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the same Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six-month period, any undeliverable or uncashed checks will be cancelled and such amounts shall be reinvested in the same Fund at the per share net asset value determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

    Dividends paid by a Fund from net taxable investment income, including dividends, interest and net short-term gains, will be taxable to shareholders as ordinary income. For corporate investors, no portion of dividends paid by either Fund is expected to qualify for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) are taxable as long-term capital gains, regardless of the length of time shareholders have owned shares in the Fund. To the extent that a Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such basis, as a taxable gain to be realized upon sale of such shares. Taxable dividends and distributions are taxable to shareholders of a Fund in the same manner whether received in cash or reinvested in additional Fund shares.


    CGM American Tax Free Fund anticipates that a substantial portion of its investment income will be tax-exempt interest income. Dividends paid by the Fund from net tax-exempt interest income will be excluded from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt interest dividends received from the Fund are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefit, if any, that is required to be included in their gross income. The exemption of certain dividends from federal income tax does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Shareholders should consult their own tax advisers about the status of dividends and distributions of CGM American Tax Free Fund in their own states and localities.

    If a shareholder of CGM American Tax Free Fund receives an exempt-interest dividend with respect to any share and redeems or exchanges such share before holding it for more than six months, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder of a Fund receives a distribution taxable as a long-term capital gain with respect to any share and redeems or exchanges such share before holding it for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as a long-term capital loss to the extent of the long-term capital gain recognized on such distribution.

    CGM American Tax Free Fund may invest in private activity bonds. Interest on private activity bonds issued after August 7, 1986, although generally excludable from gross income for federal income tax purposes, may be subject to the federal alternative minimum tax ("AMT"). AMT is imposed on taxpayers who utilize to a significant degree certain tax deductions and exclusions (known as "items of tax preference"). Interest from private activity bonds is an item of tax preference that is included with items of income from certain other sources in calculating if a taxpayer is subject to AMT in the amount thereof. Shareholders should consult their own tax advisers regarding the potential applicability of AMT to them.

    If CGM Fixed Income Fund invests in foreign securities, it may be subject to foreign withholding taxes on income earned on such securities and may be unable to pass through to shareholders foreign tax credits and deductions with respect to such taxes.

    A distribution will be treated as paid by a Fund and received by its respective shareholders on December 31 of the current calendar year if it is declared in October, November, or December of that year with a record date in such a month and paid in January of the subsequent year.

    Any dividends or distributions paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. Although in effect a return of capital, these distributions (if derived from taxable investment income or net capital gains) are subject to tax, even if their effect is to reduce the per share net asset value below a shareholder's cost. Each Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

    The sale or other disposition of shares of a Fund, including a redemption of shares or an exchange of shares into another fund, is a taxable event and may result in a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.

    Each Fund is required to withhold a portion of taxable dividends, capital gains distributions, and redemptions paid to individuals and certain other classes of shareholders if they fail to furnish the Fund with their correct taxpayer identification numbers and certain certifications regarding their tax status, or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's normal federal income tax liability. For additional information about withholding, please see the Statement.

    BFDS, the shareholder servicing agent, will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of a year, you will receive a statement providing the cost basis and gain or loss of each share lot that you sold in each year. Your CGM account cost basis will be calculated using the "single category average cost method," which is one of the four calculation methods allowed by the IRS. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.

    Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may also be subject to state and local taxes. In certain states, a portion of each Fund's income derived from certain direct U.S. Government obligations may be exempt from state and local taxes. Each year, each Fund will indicate the portion of its income, if any, that is derived from such obligations.

    The tax discussion set forth above is included for general information only. Shareholders and prospective investors should consult their own tax advisers concerning the tax consequences of an investment in each Fund.

                              PRICING OF SHARES

    The share price or "net asset value" per share of each Fund is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share of each Fund is determined as of the close of the regular trading session of the Exchange on each day the Exchange is open for trading. Portfolio securities are generally valued at their market value. In certain cases, market value may be determined on the basis of information provided by a pricing service approved by the Board of Trustees. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees. The valuation of portfolio securities is more fully described in the Statement.

                           PERFORMANCE INFORMATION


    The Funds may include yield and total return information in advertisements or other written sales material. Each Fund will show its average annual total return for the most recent one-year period and the life of the Fund through the end of the most recent calendar quarter. CGM Fixed Income Fund will also show it's average annual total return for the most recent five-year period through the end of the most recent calendar quarter. Total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming automatic reinvestment of all dividends and capital gains distributions). Each Fund may also show total return over other periods on an aggregate basis for the period presented.


    Yield is computed in accordance with the SEC's standardized formula by dividing the adjusted net investment income per share earned during a recent thirty-day period by the maximum offering price of a Fund share on the last day of the period. Each Fund may also present one or more distribution rates in its sales literature. These rates will be determined by analyzing the Fund's distributions from net investment income and net short-term capital gains over a recent twelve-month, three-month or thirty-day period and dividing that amount by the net asset value on the last day of such period.

    CGM American Tax Free Fund may also utilize tax equivalent yields with adjustments for assumed income tax rates. Tax equivalent yield is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to a stated yield calculated as described above. See Appendix B for illustrations of this yield.

    Each Fund may compare its performance to that of recognized financial indices or groups of mutual funds. It may also include its ranking among other mutual funds or its rating as published by mutual fund ranking services or major financial publications. Each Fund may also compare its performance to that of money market funds and other investments, such as certificates of deposit, and may refer to standard measures of performance for such investments, including the Bank Rate Monitor and data published by the Federal Reserve System. Investors should note that, although each Fund may experience better returns and higher yields than money market funds and other investments, the Funds do not seek to maintain stable net asset values. Thus, particularly during periods of rising interest rates, the per share net asset value of each Fund may decrease while the principal value of such other investments will not change. In addition, unlike certificates of deposit, shares of the Fund are not insured by the FDIC or any other entity. All performance information is based on past results and is not an indication of likely future performance.

                       ADDITIONAL FACTS ABOUT THE FUNDS


[ ] The Trust was organized in 1986 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Trust currently has five series: CGM Mutual Fund (a successor to Loomis-Sayles Mutual Fund), CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund and CGM Focus Fund.


[ ] When a shareholder invests in either Fund, the shareholder acquires freely transferable shares of beneficial interest that entitle the shareholder to receive dividends and to cast one vote at shareholder meetings for each share owned. On matters affecting any particular Fund, shares of the Fund vote separately from shares of other series of the Trust, except as otherwise required by law.

[ ] The investment objective, investment practices and other non-fundamental policies of either Fund can be changed without shareholder approval. If there is a change in either Fund's investment objective, shareholders should consider whether the particular Fund remains an appropriate investment in light of their current financial position and needs.

                                  APPENDIX A

                                   RATINGS

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. DEBT RATINGS -- TAXABLE DEBT & DEPOSITS GLOBALLY:

    Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


    Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. SHORT-TERM MIG/VMIG RATINGS -- U.S. TAX-EXEMPT MUNICIPALS:

    MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

    MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

    MIG 3/VMIG 3 -- This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

    MIG 4/VMIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

    S.G. -- This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC. PREFERRED STOCK RATINGS:

    aaa -- An issue which is rated 'aaa' is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

    aa -- An issue which is rated 'aa' is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

    a -- An issue which is rated 'a' is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the 'aaa' and 'aa' classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

    baa -- An issue which is rated 'baa' is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

    ba -- An issue which is rated 'ba' is considered to have speculative elements, and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

    b -- An issue which is rated 'b' generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

    caa -- An issue which is rated 'caa' is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

MOODY'S SHORT-TERM PRIME RATING SYSTEM -- TAXABLE DEBT & DEPOSITS GLOBALLY:

    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

    Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

    [ ] Leading market positions in well- established industries.
    [ ] High rates of return on funds employed.
    [ ] Conservative capitalization structure with moderate reliance on debt and ample asset protection.
    [ ] Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    [ ] Well-established access to a range of financial markets and assured sources of alternate liquidity.

    PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATION LONG-TERM ISSUE CREDIT RATINGS:

    AAA -- An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B and CCC -- Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B -- An obligation rated 'B' is more vulnerable to nonpayment than obliglations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC -- An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    Plus (+) or Minus (-): The ratings from A to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    r -- This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

DESCRIPTION OF STANDARD & POOR'S CORPORATION PREFERRED STOCK RATING
DEFINITIONS:

    AAA -- This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

    AA -- A preferred stock issue rated 'AA' also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated 'AAA'.

    A -- An issue rated 'A' is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    BBB -- An issue rated 'BBB' is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the 'A' category.

    BB, B, CCC -- Preferred stock rated 'BB,' 'B,' and 'CCC' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. 'BB' indicates the lowest degree of speculation and 'CCC' the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF STANDARD & POOR'S CORPORATION MUNICIPAL NOTES RATINGS:

    An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

    -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols and definitions are as follows:

    SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics will be given a plus (+) designation.

    SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3 -- Speculative capacity to pay principal and interest.

SHORT-TERM ISSUE CREDIT RATINGS:

    A-1 -- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2 -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

    A-3 -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    B -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    C -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

PORTFOLIO COMPOSITION


    The table below provides a summary of ratings assigned to securities in the portfolios of CGM American Tax Free Fund and CGM Fixed Income Fund. Consistent with each Fund's policy, if a security is rated by both Moody's and S&P, the higher rating is used for purposes of classifying the security. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended December 31, 1997, presented as a percentage of total investments (excluding short-term investments and, in the case of CGM Fixed Income Fund, warrants). These percentages are historical and are not necessarily indicative of the quality of current or future portfolio holdings, which may vary.

                                                     DOLLAR-WEIGHTED AVERAGE
                                                     -----------------------
                                                          CGM            CGM
                                                     AMERICAN          FIXED
MOODY'S                 S&P                          TAX FREE         INCOME
RATING              OR  RATING                           FUND           FUND
--------------------------------------------------------------------------------

Aaa/Aa/A            or  AAA/AA/A                        54.9%          17.9%
--------------------------------------------------------------------------------
Baa                 or  BBB                             30.3%          47.7%
--------------------------------------------------------------------------------
Ba                  or  BB                               0.0%           7.5%
--------------------------------------------------------------------------------
B                   or  B                               14.8%          23.9%
--------------------------------------------------------------------------------
Caa                 or  CCC                              0.0%           3.0%
--------------------------------------------------------------------------------

The table above includes securities not rated by Moody's or S&P that CGM has determined to be of comparable quality to the indicated rating by Moody's or S&P. The dollar-weighted average of such securities not rated by either Moody's or S&P amounted to 11.4% for CGM American Tax Free Fund and 4.9% for CGM Fixed Income Fund. Such securities may include securities rated by other nationally recognized rating organizations, as well as unrated securities.

                                  APPENDIX B
                          CGM AMERICAN TAX FREE FUND
                        TAXABLE EQUIVALENT YIELD TABLE

                                     A FULLY TAXABLE INVESTMENT
    TO                                 WOULD HAVE TO PAY YOU:
 MATCH A        ----------------------------------------------------------------
 TAX-FREE        ASSUMING A      ASSUMING A        ASSUMING A       ASSUMING A
  YIELD         MARGINAL TAX    MARGINAL TAX      MARGINAL TAX     MARGINAL TAX
   OF:           RATE OF 28%     RATE OF 31%       RATE OF 36%     RATE OF 39.6%
  ------          --------        --------          --------        ----------

  2.00%             2.78%           2.90%             3.13%            3.31%
  3.00%             4.17%           4.35%             4.69%            4.97%
  4.00%             5.56%           5.80%             6.25%            6.62%
  5.00%             6.94%           7.25%             7.81%            8.28%
  6.00%             8.33%           8.70%             9.38%            9.93%

                   ----------------------------------------

This table is a hypothetical illustration and should not be considered an indication of CGM American Tax Free Fund's performance.

The assumed marginal tax rates are not necessarily the highest possible marginal tax rates, nor are they the lowest rates. These rates were picked as exemplary rates that may apply to many taxpayers.

INVESTMENT ADVISER                                    CGM
Capital Growth Management                             AMERICAN
Limited Partnership                                   TAX FREE FUND
One International Place
Boston, MA 02110                                      CGM
                                                      FIXED INCOME
TRANSFER AND DIVIDEND PAYING AGENT                    FUND
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company                   Prospectus & Application
Boston, MA 02102                                      May 1, 1998


SHAREHOLDER SERVICING AGENT FOR
STATE STREET BANK AND TRUST COMPANY                   A No-Load Fund
Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, MA 02266







                                                       --------------------

                                                          [Fencer Logo]

                                                       --------------------




AFP98

                                CGM FOCUS FUND

    CGM Focus Fund (the "Fund") is a non-diversified and flexibly managed mutual fund and a series of CGM Trust (the "Trust"), a registered, open-end, no-load management investment company. The Fund's investment objective is long-term growth of capital. The Fund intends to pursue its objective by investing in a core position of equity securities. In addition, should the investment outlook of the Fund's investment manager so warrant, the Fund may engage in a variety of investment techniques designed to capitalize on declines in the price of specific equity securities of one or more companies. The Fund's investment manager is Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager").


                                  PROSPECTUS
                                 May 1, 1998

    This prospectus sets forth the information you should know before investing in the Fund. It should be retained for future reference. A Statement of Additional Information about the Fund dated May 1, 1998 (the "Statement") has been filed with the Securities and Exchange Commission (the "SEC") and is available free of charge. Write to the Trust, c/o CGM Investor Services, 222 Berkeley Street, Boston, MA 02116 or call the telephone number listed below to obtain a Statement. The SEC maintains a Web site (http://www.sec.gov) that contains the Statement, material incorporated by reference, and other information regarding the Fund. The Statement contains more detailed information about the Fund and, as amended or supplemented from time to time, is incorporated into this prospectus by reference.


-------------------------------------------------------------------------------
For additional information about:

[ ] Account procedures and status      [ ] New account procedures
[ ] Redemptions                        [ ] Prospectuses
[ ] Exchanges                          [ ] Performance

Call 800-343-5678                      Call 800-345-4048
-------------------------------------------------------------------------------

                              TABLE OF CONTENTS


                                                                     Page
     Schedule of Fees ............................................      2
     Financial Highlights ........................................      3
     Investment Objective and Policies ...........................      4
     Risk Factors ................................................      6
     The Fund's Investment Manager ...............................      7
     The Portfolio Manager .......................................      7
     How to Purchase Shares ......................................      8
     Shareholder Services ........................................      9
     How to Redeem Shares ........................................     10
     Telephone Transactions ......................................     12
     Dividends, Capital Gains and Taxes ..........................     12
     Pricing of Shares ...........................................     14
     Performance Information .....................................     14
     Additional Facts About the Fund .............................     15
     Appendix A -- Certain Investment Techniques .................     16


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                CGM FOCUS FUND
SCHEDULE OF FEES
Shareholder Transaction Expenses

    Maximum Sales Load Imposed on Purchases
    (as a percentage of offering price) ...............................   None

    Maximum Sales Load Imposed on Reinvested Dividends
    (as a percentage of offering price) ...............................   None

    Redemption Fees* ..................................................   None

    Exchange Fees .....................................................   None

Annual Fund Operating Expenses, After Expense Limitation
(as a percentage of estimated average net assets)

    Management Fees, After Waiver .....................................   0.75%

    12b-1 Fees ........................................................   None

    Other Expenses ....................................................   0.45%
                                                                          -----

    Total Fund Operating Expenses, After Expense Limitation ...........   1.20%

----------
* A wire fee (currently $5.00) will be deducted from proceeds if a shareholder elects to transfer redemption proceeds by wire.


    The purpose of this fee schedule is to assist you in understanding the various costs and expenses that you will bear directly or indirectly if you invest in the Fund. The percentage shown for Other Expenses is based on estimated amounts for the current fiscal year. CGM has voluntarily agreed, until December 31, 1998, and thereafter until further notice to the Fund, to waive its management fees and, if necessary, to bear certain expenses associated with operating the Fund, to the extent necessary to limit the Fund's total operating expenses to an annual rate of 1.20% of the Fund's average net assets. The percentages shown for Management Fees and Other Expenses reflect current fees after such voluntary waivers and reimbursements. Without the voluntary waivers and reimbursements, the Management Fees, Other Expenses and Total Fund Operating Expenses as a percentage of average net assets would be 1.00%, 0.45% and 1.45%, respectively.


    The following example illustrates the approximate expenses that you would incur on a $1,000 investment over the following periods, assuming a 5% annual rate of return and redemption at the end of each period.

                                 CUMULATIVE
                         ---------------------------
                            1 YEAR         3 YEARS
                            ------         -------
                              $12            $38

    Please keep in mind that the example shown above is hypothetical and assumes that the current fee waiver and expense reimbursement will remain in effect. The information above should not be considered a representation of past or future return or expenses; the actual return and expenses may be more or less.

--------------------------------------------------------------------------------

                                      CGM FOCUS FUND

                                   FINANCIAL HIGHLIGHTS

           (For a share of the Fund outstanding throughout the indicated period)

    These financial highlights have been examined by Price Waterhouse LLP, indep endent accountants. The table below should be read in conjunction with the financial st atements and the notes thereto, which, together with the Report of Independent Accountant s thereon, are included in the Fund's Annual Report and incorporated by reference into the Statement.
In addition to the highlights set forth below, further information about the per formance of the Fund is contained in the Annual Report and the Statement, which may be obtai ned from the Trust free of charge.

                                                               FOR THE PERIOD
                                                            SEPTEMBER 3, 1997(C)
                                                                   THROUGH
                                                             DECEMBER 31, 1997

For a share of the Fund outstanding throughout the period:
Net asset value at beginning of period .........................   $10.00
                                                                   ------
Net investment loss (a)(f) .....................................    (0.02)
Net realized and unrealized loss on investments ................    (0.60)
                                                                   ------
Net decrease in net asset value ................................    (0.62)
                                                                   ------
Net asset value at end of period ...............................   $ 9.38
                                                                   ======

Total Return (%) (b) ...........................................    -6.20(d)

Ratios:
Operating expenses to average net assets (%) ...................     1.20(e)
Operating expenses to average net assets before expense
  limitation (%) ...............................................     1.63(e)
Net loss to average net assets (%) .............................    -0.83(e)
Portfolio turnover (%) .........................................      330(e)
Average commission rate ........................................  $0.0677

Net assets at end of period (in thousands) .....................  $98,786

(a) Net of reimbursement which amounted to .....................   $ 0.01


(b) The total return would have been lower had certain expenses not been reduced during the period.
(c) Commencement of operations.
(d) Not computed on an annualized basis.
(e) Computed on an annualized basis.
(f) Per share net investment loss does not reflect the period's reclassification of permanent differences between book and tax basis net investment loss.

                      INVESTMENT OBJECTIVE AND POLICIES

OVERVIEW
    The Fund's investment objective is long-term growth of capital. The Fund intends to pursue its objective by investing in a core position of equity securities. In addition, should the investment outlook of the Investment Manager so warrant, the Fund may engage in a variety of investment techniques designed to capitalize on declines in the price of specific equity securities of one or more companies. For example, the Fund may establish "short" positions in specific securities or stock indexes through short sales or investments in a variety of derivative instruments, including options, futures contracts and options on futures. The Fund may also establish "long" positions in specific securities or stock indexes through options, futures contracts and options on futures. These investment techniques involve special risks. The Fund is flexibly managed, with the ability to maintain exposure, either through long or short positions, to the equity securities of domestic and foreign issuers of varied market capitalizations and industry focus. There are no assurances that the Fund will achieve its objective and the Fund may change its objective without shareholder approval.

    The Investment Manager believes that the Fund's investment strategy of maintaining exposure to a relatively small number of companies offers the potential for higher long-term returns than would otherwise be available through exposure to a larger number of companies. Of course, this strategy may increase the risk of loss and the volatility of the Fund. For these reasons, the Fund is appropriate for investors seeking long-term exposure to the equity markets and who are willing to accept the risks associated with a non-diversified portfolio.

CERTAIN INVESTMENT TECHNIQUES

    The Fund may engage in certain investment techniques described below, including short sales, the sale of stock index futures contracts and the purchase of put options on securities, stock indexes and futures contracts. The Fund may also establish long positions in specific securities or stock indexes by the purchase of stock index futures contracts and call options on securities, stock indexes and stock index futures contracts. Appendix A contains a more complete description of these techniques and the Section entitled "Risk Factors" describes certain risks associated with these techniques.

    Short Sales. The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. While the short sale is outstanding, the Fund is required to collateralize its obligations, which has the practical effect of limiting the extent to which the Fund may engage in short sales.

    Options on Securities and Stock Indexes. The Fund may purchase put and call options on equity securities and stock indexes. A put option on an equity security gives the purchaser of the option, in exchange for the payment of a premium, the right to sell and the writer, if the purchaser exercises his right, the obligation to buy the underlying security at the exercise price during the option period. The Fund may also purchase call options on securities and stock indexes. A call option on an equity security gives the purchaser of the option the right to buy and the writer, if the purchaser exercises his right, the obligation to sell the underlying security at the exercise price during the option period. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The options purchased by the Fund may be exchange-listed options ("OCC Options") or over-the-counter options ("OTC Options"). OCC Options are issued by the Options Clearing Corporation ("OCC").The OCC is a clearing organization for financial derivative instruments and guarantees the performance of the obligations of the parties to such options.

    Futures Contracts and Related Options. The Fund may sell stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. The Fund may also purchase stock index futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also purchase put and call options on stock index futures contracts. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in exchange for the premium paid, to assume a position in a futures contract. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the price of the underlying commodity.

TEMPORARY DEFENSIVE POLICY

    For temporary defensive purposes, the Fund may invest, without limitation, in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); certificates of deposit, demand and time deposits and bankers' acceptances of banks whose deposits are insured by the Federal Deposit Insurance Corporation and have assets of at least $1 billion, including U.S. branches of foreign banks and foreign branches of U.S. banks; prime commercial paper, including master demand notes; and repurchase agreements secured by U.S. Government Securities.

REPURCHASE AGREEMENTS

    The Fund may enter into repurchase agreements with banks and primary dealers in U.S. Government Securities pursuant to which the Fund buys a security at one price and simultaneously agrees to sell it back at a specified date and higher price. Should the counterparty to the repurchase agreement declare bankruptcy or otherwise default on its obligation, the Fund could experience difficulties and delays in selling the underlying security and recovering its cash and a possible loss if the value of the security decreases in the interim.

ILLIQUID SECURITIES

    The Fund may invest up to 15% of its net assets in illiquid securities. Securities that may be resold without registration pursuant to Rule 144A may be treated as liquid for these purposes, subject to the supervision and oversight of the Board of Trustees, in accordance with guidelines established by the Board of Trustees to determine whether there is a readily available market for such securities.

PORTFOLIO TURNOVER

    The Fund's objective is long-term growth of capital and the Fund does not purchase securities with the intention of engaging in short-term trading. The Fund, however, will sell any particular security and reinvest proceeds when it is deemed prudent by the Investment Manager, regardless of the length of the holding period. This policy may result in higher securities transaction costs. To the extent that this policy results in gains on investments, the Fund will make distributions to its shareholders, which may accelerate the shareholders' tax liabilities. The Fund's portfolio turnover rate is not expected to exceed 300%, although the actual rate could be higher. The Fund's investments in short sales and options and futures contracts that mature in less than one year are excluded for purposes of computing the Fund's portfolio turnover.

BORROWING

    The Fund may borrow to increase its holdings of portfolio securities and other instruments or for liquidity purposes. At all times when borrowings are outstanding the Fund must maintain at least 300% "asset coverage," meaning that the total assets of the Fund must have a value of at least 300% of all amounts borrowed. The Fund's borrowing policies are fundamental and, therefore, may not be changed without shareholder approval.

                                 RISK FACTORS

MARKET RISKS

    As with any mutual fund that invests in equity securities, the Fund is subject to the risk that the price of the equity securities in its portfolio will decline over short or extended periods. In addition, if the Fund maintains a "long position" in equity securities or in stock indexes through options, futures contracts or options on futures, the Fund is also subject to the risk of loss if the price of the underlying security or index decreases between the date of employment of the technique and the date on which the Fund terminates the position. Moreover, as a mutual fund with short positions in equity securities or stock indexes resulting from short sales, the sale of stock index futures contracts or the purchase of put options on securities, stock indexes and futures contracts, the Fund is subject to the risk of loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the Fund terminates the position.

RISKS ASSOCIATED WITH CERTAIN INVESTMENT TECHNIQUES

    The Fund's use of short sales or other derivative instruments such as transactions in stock index futures contracts and options on securities, stock indexes and future contracts involves distinct investment risks and transaction costs. While the use of these investment techniques can be used to further the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund and decrease the liquidity of the Fund. If the Fund uses these techniques at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund's potential loss from an uncovered short position in an equity security or stock index resulting from a short sale or the sale of a futures contract is unlimited. The Fund also could experience losses if these investment techniques were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivative instruments is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for these instruments. Other risks inherent in the use of these investment techniques include adverse changes in the value of the derivative instruments, imperfect correlation between the price of the instrument and movements in the price of the underlying securities, and the fact that the skills needed to use these investment techniques are different from those needed to select portfolio securities. The use of these investment techniques will allow the Fund to increase its exposure and effectively leverage its portfolio to a greater extent than would be the case in the absence of the use of such investment techniques. Certain additional risks associated with these investment techniques are described in Appendix A.

RISKS OF LACK OF DIVERSIFICATION

    As a non-diversified mutual fund, the Fund is able to take larger positions in a smaller number of companies than a comparable diversified fund. Therefore, the value of the Fund will likely be subject to greater fluctuation than a diversified fund as a result of any change in the value of one or more equity securities or other instruments in its portfolio.

RISKS ASSOCIATED WITH SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES

    Equity securities of small and medium market capitalization companies entail greater risk than the equity securities of larger, well established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, and smaller shares of their product or service markets than larger market capitalization companies. In many instances, the frequency and volume of trading of small and medium market capitalization companies is substantially less than is typical of larger companies. Therefore, the securities of such companies may be subject to wider price fluctuations. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in a fund that invests exclusively in large market capitalization companies.

FOREIGN SECURITIES RISK

    The Fund may invest indirectly through American Depository Receipts in foreign issuers. The value of these investments, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign issuer. In addition, foreign issuers are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

RISKS OF BORROWING

    The Fund may borrow for leveraging purposes (i.e., for the purpose of purchasing portfolio securities and other instruments). Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of securities or other investments in the Fund's portfolio on the Fund's net asset value and, therefore, may increase the volatility of the Fund. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which costs may exceed the income received from the securities or other instruments purchased with borrowed funds. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a bank or by means of reverse repurchase agreements with other institutional lenders, such as broker-dealers.

                        THE FUND'S INVESTMENT MANAGER


    The Fund's investment manager is Capital Growth Management Limited Partnership, One International Place, Boston, Massachusetts 02110. CGM, an investment advisory firm founded in 1990, manages nine mutual fund portfolios and advisory accounts for other clients. The general partner of CGM is a corporation controlled equally by Robert L. Kemp and G. Kenneth Heebner, who are trustees and officers of the Fund.


    In addition to selecting and reviewing the Fund's investments, CGM provides executive and other personnel for the management of the Fund. The Trust's Board of Trustees supervises CGM's conduct of the affairs of the Fund.


    Until December 31, 1998, and thereafter until further notice to the Fund, CGM has voluntarily agreed to limit its management fees and, if necessary, to bear certain expenses associated with operating the Fund, in order to limit the Fund's total operating expenses to an annual rate of 1.20% of the Fund's average net assets. Without these waivers and reimbursements, the investment management fee would be 1.00% of the first $500 million of the Fund's daily net asset value, 0.95% of the next $500 million of such value, and 0.90% of such value in excess of $1 billion. In 1997 the Fund paid 0.57% of its average annual net assets in management fees to CGM.


                            THE PORTFOLIO MANAGER


    G. Kenneth Heebner is the manager of CGM Focus Fund. In 1990, Mr. Heebner founded CGM with Robert L. Kemp. Prior to establishing the new company, Mr. Heebner managed mutual fund portfolios at Loomis Sayles & Company, Incorporated. He currently manages CGM Capital Development Fund, CGM Mutual Fund and CGM Realty Fund, and with Janice H. Saul, co-manages CGM Fixed Income Fund.


                            HOW TO PURCHASE SHARES

    The Trust sells shares of the Fund directly to investors without any sales load. You may make an initial purchase of Fund shares by submitting a completed application form and payment to:

    The CGM Funds
    P.O. Box 449
    Boston, Massachusetts 02117-0449

    The minimum initial investment is $2,500 for regular accounts and $1,000 for retirement plans (see "Shareholder Services; -- Retirement Plans") and accounts set up under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA"). Subsequent investments must be at least $50. See "Shareholder Services" below for further information about minimum investments in certain other circumstances.

    All investments made by check should be in U.S. dollars and made payable to CGM Focus Fund. Third party checks (i.e. checks not payable to CGM Focus
Fund) are generally not accepted and checks drawn on credit card accounts will not be accepted.

    After accepting an order, the Trust forwards the application and payment to the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), which is the shareholder servicing agent for State Street Bank and Trust Company ("State Street Bank"). CGM Shareholder Services then opens an account, applies the payment to the purchase of full and fractional shares, and mails a statement of the account confirming the transaction.

    After your account has been established, you may send subsequent investments at any time directly to the shareholder servicing agent at the following address:

    CGM Shareholder Services
    c/o Boston Financial Data Services, Inc.
    P.O. Box 8511
    Boston, Massachusetts 02266-8511

    The remittance for any subsequent investment must be accompanied by either the Additional Investment Stub detached from a statement of account, or a note containing sufficient information to identify the account, i.e., the Fund name, your account number, your name and social security number.

    Subsequent investments may also be made by federal funds wire. Instruct your bank to wire federal funds to State Street Bank and Trust Company, ABA# 011000028. The text of the wire should read as follows: "DDA 99046336, $ Amount, STATE ST BOS ATTN Mutual Funds. Credit CGM Focus Fund, Shareholder Name, Shareholder Account Number." Your bank may charge you a fee for transmitting funds by wire.

    The Trust reserves the right to reject any purchase order, including orders in connection with exchanges, for any reason the Trust, in its sole discretion, deems appropriate. Although the Trust does not anticipate that it will do so, the Trust reserves the right to suspend, change or withdraw the offering of shares of the Fund.

    The price you pay will be the per share net asset value next calculated after a proper investment order is received by the Trust or by CGM Shareholder Services.

    If you wish transactions in your account to be effected by another person under a power of attorney from you, special rules apply. Please contact the Trust or CGM Shareholder Services for details.

    An investor will not receive any certificates for shares unless the investor requests them in writing from CGM Shareholder Services. The Trust's system for recording investments eliminates the problems of handling and safekeeping certificates.

    The Fund may accept telephone orders from certain broker-dealers or service organizations which have been previously approved by the Fund. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for shares to the Fund. Shares of the Fund may be purchased through certain broker-dealers or service organizations who may charge the investor a transaction fee or other fee for their services at the time of purchase and/or redemption. Such fees would not otherwise be charged if the shares were purchased or redeemed directly from the Fund.

                             SHAREHOLDER SERVICES

    The Fund offers the following shareholder services as more fully described in the Statement. Explanations and forms are available from the Trust.

EXCHANGE PRIVILEGE

    Shares of the Fund may be exchanged for shares of money market funds currently distributed by New England Funds, L.P. ("Money Market Funds"). You may also exchange shares for shares of CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund or CGM Realty Fund. Additionally, you may exchange shares for shares of CGM Capital Development Fund, but only if you were a shareholder of CGM Capital Development Fund on September 24, 1993, and have remained a shareholder continuously since that date. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of that Fund.

    All exchanges may be made without charge. You may make an exchange by written instruction or, if a written authorization for telephone exchanges is on file with CGM Shareholder Services, you may call 800-343-5678. See "Telephone Transactions." Exchanges must be for amounts of at least $1,000. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. If you wish to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirements. Exchange requests cannot be revoked once they have been received in good order.

    Investors should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and the Fund limits the number of exchanges each shareholder may make to four exchanges per account (or two round trips) per calendar year. Monthly automatic exchanges from the Money Market Funds to the Fund are exempt from this restriction. The Trust also reserves the right to prohibit exchanges during the first 15 days following an investment in the Fund. The Trust may terminate or change the terms of the exchange privilege. In general, shareholders will receive notice of any material change to the exchange privilege at least 60 days prior to the change. For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

SYSTEMATIC WITHDRAWAL PLAN


    If the value of your account is at least $10,000, you may have periodic cash withdrawals automatically paid to you or any person you designate. If checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months, the plan will be cancelled. Undeliverable or uncashed checks shall be cancelled and such amounts shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

AUTOMATIC INVESTMENT PLAN ("AIP")


    Once your account has been established, voluntary monthly investments of at least $50 may be made automatically by pre-authorized withdrawals from your checking account. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable. You may terminate your participation in the AIP by sending written notice to CGM Shareholder Services, c/o Boston Financial Data Services, Inc., P.O. Box 8511, Boston, Massachusetts 02266-8511 or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate your participation in the AIP immediately in the event that any item is unpaid by your financial institution. The Fund may terminate or modify the AIP at anytime. Additional information about this Plan is set forth in the Statement.

RETIREMENT PLANS


    The Fund's shares may be purchased by tax-deferred retirement plans. CGM makes available retirement plan forms and plan documents for Traditional and Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts, and money purchase pension and profit sharing plans ("CGM Retirement Plans").


SHAREHOLDER REPORTS

    Shareholders will receive the Fund's financial statements and a summary of the Fund's investments at least semiannually. The Fund intends to consolidate mailings of annual, semiannual, and quarterly reports to households having multiple accounts with the same address of record and to furnish a single copy of each report to that address. Mailing of prospectuses and proxy statements will not be consolidated and if a report is included in such mailings, each shareholder will receive a separate copy. You may request additional reports by notifying the Fund in writing, or by calling the Trust.

    Shareholders will receive statements confirming all purchases, redemptions, and changes of address. You may call CGM Shareholder Services and request a duplicate statement for the current year without charge. A fee will be charged for any duplicate information requested for prior years.


SYSTEMS - YEAR 2000

    Like other mutual funds and other organizations around the world, the Fund could be adversely affected if the computer systems used by the Fund or its service providers do not properly process and calculate date-related information from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." CGM has taken steps that it believes are reason-ably designed to address any potential Year 2000 Problem for computer programs used by the Fund or CGM. Each of the Fund's and CGM's service providers are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use. At this time, however, there can be no assurance that these steps being taken by third party service providers will be sufficient to avoid any adverse impact to the Fund.


                             HOW TO REDEEM SHARES


    You can redeem all or part of your shares in the Fund in three different ways: by sending a written request for a check or wire representing the redemption proceeds, by making a telephone request for redemption by check (provided that the amount to be redeemed is not more than $25,000 and the check is being sent to you at your record address, which has not changed in the prior three months) or by making a telephone request for redemption proceeds to be wired to a bank that you have predesignated. The redemption price will always be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Necessary documentation may include, in certain circumstances, documents verifying the authority or legal capacity of the person seeking to redeem shares. Redemption requests cannot be revoked once they have been received in good order.

    If you elect to redeem shares in writing, send your written request to:

    CGM Shareholder Services
    c/o Boston Financial Data Services, Inc.
    P.O. Box 8511
    Boston, Massachusetts 02266-8511

The written request must include the name of the Fund, your account number, the exact name(s) in which your shares are registered, the number of shares or the dollar amount to be redeemed and mailing or wire instructions. All owners of shares must sign the request in the exact name(s) in which the shares are registered (which appear(s) on your confirmation statement) and should indicate any special capacity in which they are signing (such as trustee or custodian or on behalf of a partnership, corporation or other entity). If you are signing in a special capacity, you may wish to contact CGM Shareholder Services in advance to determine whether additional documentation will be required before you send a redemption request.

    Redemptions from CGM Retirement Plans for which State Street Bank is the custodian or trustee must contain additional information. Please contact CGM Shareholder Services for instructions and forms. Complete information, including tax withholding instructions, must be included in your redemption request.


    If you are redeeming shares worth more than $25,000 or requesting that the proceeds of the check be made payable to someone other than the registered owner(s) or be sent to an address other than your record address (or sent to your record address if such address has been changed within the previous three months), you must have your signature guaranteed by an "eligible guarantor institution" as defined in the rules under the Securities Exchange Act of 1934 (including a bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association, but not a notary public).

    If you hold certificates representing your investment, you must enclose the certificates and a properly completed redemption form or stock power. You bear the risk of loss of such certificates; consequently you may wish to send your certificates by registered mail.

    If you elect to redeem shares by telephone, call CGM Shareholder Services directly at 800-343-5678. See "Telephone Transactions." Telephone redemptions are not available for CGM Retirement Plans. When you make a redemption request by telephone, you may choose to receive redemption proceeds either by having a check mailed to the address of record on the account, provided the address has not changed for three months and you are redeeming $25,000 or less, or by having a wire sent to a bank account you have previously designated.


    Telephone redemptions by check are available to all shareholders of the Fund automatically unless this option is declined in the application or in writing. You may select the telephone redemption wire service when you fill out your initial application or you may select it later by completing the Service Options Form (with a signature guarantee), available from the Trust or CGM Shareholder Services.


    A telephone redemption request must be received by CGM Shareholder Services prior to the close of the New York Stock Exchange (the "Exchange"). If you telephone your request to CGM Shareholder Services after the Exchange closes or on a day when the Exchange is not open for business, the Trust cannot accept your request and a new one will be necessary.


    Wire redemptions by telephone may be made only if your bank is a member of the Federal Reserve System or has a correspondent bank that is a member of such System. If your account is with a savings bank, it must have only one correspondent bank that is a member of the Federal Reserve System. A wire fee (currently $5) will be deducted from the proceeds. If you decide to change the bank account to which proceeds are to be wired, you must send in this change on the Service Options Form with a signature guarantee.

    Proceeds resulting from a written or regular telephone redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephone wire redemption proceeds will normally be wired to your bank within seven days following receipt of a proper redemption request. If you purchased your Fund shares by check (or through your AIP) and elect to redeem shares within 15 days of such purchase, you may experience delays in receiving redemption proceeds. The Trust will generally postpone sending your redemption proceeds from such investment until the Trust can verify that your check (or AIP investment) has been or will be collected. There will be no such delay for redemptions following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check. If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be cancelled and such proceeds shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

    The Fund may not suspend the right of redemption, or postpone payment for more than seven days, except when the Exchange is closed for other than weekends or holidays, when trading on the Exchange is restricted, during an emergency (as determined by the SEC) that makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by the SEC for the protection of investors.


    Because the expense of maintaining small accounts is disproportionately high, the Fund may close accounts with 20 shares or less, and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Fund's intention to close the account and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to CGM Retirement Plans and UGMA/UTMA accounts.

                            TELEPHONE TRANSACTIONS

    You may initiate three types of transactions by telephone:

[ ] Telephone Exchanges

[ ] Telephone Redemptions By Wire

[ ] Telephone Redemptions By Check

    The terms and provisions for each of these services are explained fully in the preceding sections. Once a telephone transaction request has been placed, it cannot be cancelled.


    The Telephone Exchange privilege and/or Telephone Redemptions By Wire privilege must be elected by you when you fill out your initial application or you may select either option later by completing the Service Options Form (with a signature guarantee) available from the Trust or CGM Shareholder Services. The Telephone Redemptions By Check privilege is available to shareholders of the Fund automatically unless this option is declined in the application or in writing.

    The telephone redemption privileges are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or for money purchase pension and profit sharing accounts under a CGM Retirement Plan (in which State Street Bank is the custodian or trustee).


    The Fund will employ reasonable procedures to confirm that instructions received by telephone (including instructions with respect to changes in addresses) are genuine, such as requesting personal identification information that appears on your account application and recording the telephone conversation. You will bear the risk of loss due to unauthorized or fraudulent instructions regarding your account, although the Fund may be liable if it does not employ reasonable procedures.

                      DIVIDENDS, CAPITAL GAINS AND TAXES


    The Fund pays out substantially all of its net investment income to shareholders as dividends and also distributes its net capital gains realized from the sale of portfolio securities. Income dividends and any capital gain distributions (after applying any applicable capital loss carryovers) are normally made annually in December, but may be made more frequently as deemed advisable by the Board of Trustees. The Fund's dividend and capital gains distributions may be reinvested in additional shares or received in cash. Certain restrictions may apply to participants in CGM Retirement Plans.

    You may elect to receive income dividends or capital gains distributions, or both, in cash. However, if you elect to receive capital gains in cash, your income dividends must also be received in cash. You can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that you have predesignated. These elections may be made at the time your account is opened and may be changed at any time by submitting a written request to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services on or before the record date for such dividend or distribution.

    If you elect to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six month period, any undeliverable or uncashed checks shall be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


    The Fund intends to qualify annually as a "regulated investment company" under the Internal Revenue Code. To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund so qualifies it generally will not be subject to federal income or excise tax to the extent that its taxable income is distributed to shareholders.

    The distributions received by the Fund from its investments may, for federal income tax purposes, consist of ordinary income, long-term capital gains, or a return of capital. The character-ization of these distributions to the Fund may, in turn, affect the tax treatment of the Fund's distributions to its shareholders. Dividends and distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional shares of the Fund.

    Dividends paid by the Fund from net investment income, including dividends, interest and net short-term capital gains, will be taxable to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated by the Fund as capital gains distributions are taxable as long-term capital gains, regardless of the length of time shareholders have owned shares in the Fund. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such basis, as a taxable gain to be realized upon sale of such shares.

    If the Fund invests in foreign securities, it may be subject to foreign withholding taxes on income earned on such securities and may be unable to pass through to shareholders foreign tax credits and deductions with respect to such taxes.

    A distribution will be treated as paid by the Fund and received by its shareholders on December 31 of the current calendar year if it is declared by the Fund in October, November, or December of that year with a record date in such a month and paid by the Fund in January of the subsequent year.

    Any dividends or distributions paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. Although in effect a return of capital, these distributions are subject to taxes, even if their effect is to reduce the per share net asset value below a shareholder's cost. The Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

    The sale or other disposition of shares of the Fund, including a redemption of shares or an exchange of shares into another fund, is a taxable event and may result in a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares.

    Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may be subject to state and local taxes. In certain states, a portion of the Fund's income derived from certain direct U.S. Government obligations may be exempt from state and local taxes. The Fund will indicate each year the portion of the Fund's income, if any, that is derived from such obligations.

    The Fund is required to withhold a portion of taxable dividends, capital gains distributions, and redemptions paid to individuals and certain other classes of shareholders if they fail to furnish the Fund with their correct taxpayer identification number and certain certifications regarding their tax status, or if they are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's normal federal income tax liability. For additional information about withholding, please see the Statement.

    BFDS, the shareholder servicing agent, will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of the year, you will receive a statement providing the cost basis and gain or loss of each share lot that you sold during such year. Your CGM account cost basis will be calculated using the "single category average cost method," which is one of the four calculation methods allowed by the IRS. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.

    The tax discussion set forth above is included for general information only. Shareholders and prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

                              PRICING OF SHARES

    The share price or "net asset value" per share of the Fund is computed daily by dividing the total value of the investments and other assets of the Fund, less any liabilities, by the total outstanding shares of the Fund. The net asset value per share of the Fund is determined as of the close of the regular trading session of the Exchange on each day the Exchange is open for trading. Portfolio securities are generally valued at their market value. In certain cases, market value may be determined on the basis of information provided by a pricing service approved by the Board of Trustees. Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.

                           PERFORMANCE INFORMATION

    The Fund may include total return information in advertisements or other written sales material. The Fund will show its average annual total return for the most recent one-year period and the life of the Fund through the end of the most recent calendar quarter. Total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the value of the investment at the end of the period (assuming automatic reinvestment of all dividends and capital gains distributions). The Fund may also show total return over other periods on an aggregate basis for the period presented.

    The Fund may compare its performance to that of recognized financial indices or groups of mutual funds. It may also include its ranking among other mutual funds or its rating as published by mutual fund ranking services or major financial publications. All performance information is based on past results and is not an indication of likely future performance.


                       ADDITIONAL FACTS ABOUT THE FUND

[ ] The Trust was organized in 1986 as a Massachusetts business trust and is authorized to issue an unlimited number of full and fractional shares in multiple series. The Trust currently has five series: CGM Mutual Fund (a successor to Loomis-Sayles Mutual Fund), CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund, and CGM Focus Fund.


[ ] When a shareholder invests in the Fund, the shareholder acquires freely transferable shares of beneficial interest that entitle the shareholder to receive dividends and to cast one vote at shareholder meetings for each share owned. On matters affecting the Fund, shares of the Fund vote separately from shares of other series of the Trust, except as otherwise required by law.

[ ] The investment objective, investment practices and other non-fundamental policies of the Fund can be changed without shareholder approval. If there is a change in the Fund's investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs.

                                  APPENDIX A
                        CERTAIN INVESTMENT TECHNIQUES

SHORT SALES
    The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund may have to pay a premium to borrow the security and is obligated to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the premium and transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, the potential loss is theoretically unlimited.

    The proceeds of the short sale will be retained by the broker, to the extent necessary to meet its margin requirements, until the short position is closed out. In general, the Fund will also be required to pledge additional cash or liquid securities to the broker as collateral for its obligations, such that the cash held by the broker and the additional pledged cash and securities equals at least 150% of the current market value of the securities sold short. Until the Fund closes its short position, the Fund will be required to (a) maintain with its custodian a segregated account, which will be marked to market daily, containing cash or liquid securities (which may include equity securities) such that (i) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current market value of the security sold short or (b) otherwise cover the Fund's short position. The Fund may also cover its short position by owning the security sold short or by holding a call option on the security with a strike price no higher than the price at which the security was sold.

OPTIONS ON SECURITIES AND STOCK INDEXES

    The Fund may purchase put and call options on equity securities. A put option gives the purchaser of the option, in exchange for the payment of a premium, the right to sell and the writer, if the purchaser exercises his right, the obligation to buy the underlying security at the exercise price during the option period. A call option gives the purchaser of the option, in exchange for the payment of a premium, the right to buy and the writer, if the purchaser exercises his right, the obligation to sell the underlying security at the exercise price during the option period. If the option is not sold while it has remaining value, or if during the life of an option the underlying security does not depreciate (in the case of a put option) or appreciate (in the case of a call option), the purchaser of the option may lose his entire investment. Further, except where the value of the remaining life of the option may be realized in the secondary market, for the option purchase to be profitable, the market price of the underlying security must be below (in the case of a put option) or above (in the case of a call option) the exercise price by more than the premium and transaction costs paid in connection with the purchase of the option and its sale or exercise. Because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, purchasing options can be more speculative than investing directly in equity securities.

    The Fund may purchase put and call options on stock indexes. The amount of cash received upon exercise of a stock index option, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. All settlements of stock index option transactions are in cash. Some stock index options are based on a broad market index such as the S&P 500 Index, the New York Stock Exchange Composite Index, or the American Stock Exchange Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Because the value of a stock index option depends upon movements in the level of the index rather that the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather that upon movements in the price of a particular stock.

    The Fund may liquidate its position as the holder of an option by effecting a "closing sale transaction." The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that a closing sale transaction can be effected. If any option is not exercised or sold, the option will become worthless on its expiration date. The Fund will realize a gain (or a loss) on a closing sale transaction with respect to an option previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the option to close the transaction is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the option. If an option which the Fund has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.

    The options purchased or sold by the Fund may be OCC Options or OTC options. The Fund's ability to close out its position as a writer or purchaser of an OCC Option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options) in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. Each of the exchanges on which stock index options are traded has established limitations governing the maximum number of call or put options on the same index which may be bought by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of stock index options which the Fund may buy or sell. Although certain option exchanges attempt to provide continuously liquid markets in which holders of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased by the Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds.

    With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC Option transactions only with primary United States Government securities dealers recognized by the Federal Reserve Bank of New York. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

FUTURES CONTRACTS AND RELATED OPTIONS

    The Fund may purchase and sell stock index futures contracts. The Fund may also purchase put and call options on stock index futures contracts. When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase, respectively, the underlying futures contract for a specified price upon exercise at any time during the option period. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund will only engage in transactions in futures contracts and options thereupon that are traded on a United States exchange or board of trade. Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund's loss from an uncovered short position on futures contracts is potentially unlimited.

    When the Fund purchases or sells a stock index futures contract, the Fund will be required to (a) maintain with its custodian a segregated account, which will be marked to market daily, containing cash or liquid securities (which may include equity securities), that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or (b) otherwise "cover" its position. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the future. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

    Typically, an investment in a futures contract requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified debt securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. If the price of an open futures contract changes (by increase in the case of a sale or decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market."

    Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

    The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission ("CFTC") with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and the regulations promulgated thereunder. Regulations of the CFTC applicable to the Fund currently require that all of the Fund's futures and options on futures transactions be either for bona fide hedging purposes or for non-hedging purposes provided that the sum of the amounts of initial margin deposits and premiums paid for options on futures required to establish such non-hedging positions does not exceed 5% of the liquidation value of the Fund's total assets (after taking into account unrealized profits and unrealized losses on such futures and options transactions). In the case of an option on a futures contract that is "in-the-money" at the time of purchase (i.e. the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

INVESTMENT ADVISER                                 CGM
Capital Growth Management                          FOCUS FUND
Limited Partnership
One International Place                            Prospectus & Application
Boston, MA 02110                                   May 1, 1998


TRANSFER AND DIVIDEND PAYING AGENT                 A No-Load Fund
AND CUSTODIAN OF ASSETS
State Street Bank and Trust Company
Boston, MA 02102

SHAREHOLDER SERVICING AGENT FOR
STATE STREET BANK AND TRUST COMPANY
Boston Financial Data Services, Inc.
P.O. Box 8511
Boston, MA 02266



                                                  --------------------

                                                     [Fencer Logo]

                                                  --------------------




FFP98

PART B.


   Statements of Additional Information for CGM Mutual Fund, CGM Realty Fund,
               CGM Fixed Income Fund, CGM American Tax Free Fund,
                           and CGM Focus Fund follow

                                 CGM MUTUAL FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 1998





















        This Statement of Additional Information (the "Statement") is not a prospectus. This Statement relates to the CGM Mutual Fund Prospectus dated May 1, 1998 (the "Prospectus"), and should be read in conjunction therewith. A copy of the Prospectus may be obtained from CGM Trust, c/o The CGM Funds Investor Services Division, P.O. Box 449, Boston, Massachusetts 02117 (Telephone:
800-345-4048).


MSAI98

                                TABLE OF CONTENTS


                                                                            Page

INTRODUCTION..................................................................1

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...............................1

PORTFOLIO TURNOVER............................................................3

MANAGEMENT OF THE FUND........................................................4

INVESTMENT ADVISORY AND OTHER SERVICES........................................6
        Advisory Agreement....................................................6
        Custodial Arrangements................................................7
        Independent Accountants...............................................8
        Other Arrangements....................................................8

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................8

DESCRIPTION OF THE TRUST......................................................9
        Shareholder Rights...................................................10
        Shareholder and Trustee Liability....................................11

HOW TO BUY SHARES............................................................11


ADVERTISING AND PERFORMANCE INFORMATION......................................11

        Calculation of Total Return..........................................12
        Calculation of Yield.................................................12
        Performance Comparisons..............................................13



NET ASSET VALUE AND PUBLIC OFFERING PRICE....................................15

SHAREHOLDER SERVICES.........................................................16
        Open Accounts........................................................16
        Systematic Withdrawal Plans ("SWP")..................................16
        Exchange Privilege...................................................17
        Automatic Investment Plans ("AIP")...................................18
        Retirement Plans.....................................................18
        Address Changes......................................................19

REDEMPTIONS..................................................................19
        Redeeming by Telephone...............................................19
        Check Sent to the Record Address.....................................20
        Proceeds Wired to a Predesignated Bank...............................20
        All Redemptions......................................................20

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS.................21

FINANCIAL STATEMENTS.........................................................23

                                  INTRODUCTION

        CGM Mutual Fund (the "Fund"), registered with the Securities and Exchange Commission ("SEC") as a diversified open-end management investment company, is organized as a separate series of shares of CGM Trust (the "Trust"). The Trust is a Massachusetts business trust established under the laws of Massachusetts in 1986. The Trust is governed by an Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") dated January 23, 1997. The Trust is a successor in interest to Loomis-Sayles Mutual Fund. On March 1, 1990, the Trust's name was changed from "Loomis-Sayles Mutual Fund" to "CGM Mutual Fund" to reflect the assumption by Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager") of investment advisory responsibilities with respect to the Trust. On December 20, 1991, the Trust's name was changed to CGM Trust and the Fund's name was changed to CGM Mutual Fund in connection with the organization of CGM Fixed Income Fund as a second series of the Trust.


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

        The Fund's investment objective is reasonable long-term capital appreciation with a prudent approach to protection of capital from undue risks. Current income is a consideration in the selection of the Fund's portfolio securities, but it is not a controlling factor. There are no assurances that the Fund will achieve its objective.

        The Fund seeks to attain its objective by investing substantially all of its assets in equity securities and fixed-income securities. The Fund is "flexibly managed"; it sometimes will be more heavily invested in equity or fixed-income securities, depending on management's view of the economic and investment outlook. The Fund will ordinarily invest its assets so that approximately 25% (or more) of the Fund's total assets will be invested in debt or fixed-income securities.

        The Fund may invest up to 35% of its total assets in debt or fixed-income securities of a quality below investment grade at the time of investment (i.e. securities rated lower than Baa or baa by Moody's Investors Service, Inc. ("Moody's) or lower than BBB by Standard and Poor's Corporation ("S&P"), or their equivalent as determined by the Investment Manager), including up to 10% of its total assets in fixed income securities rated at the time of investment Caa or lower by Moody's or CCC or lower by S&P, or their equivalent as determined by the Investment Manager. Risks associated with such investments are described in the Prospectus.

        The Fund may not:

        (1) Issue any senior securities, except as it may be permitted by the terms of any exemptive order or similar rule issued by the Securities and Exchange Commission (the "SEC") relating to multiple classes of shares of beneficial interest of the Trust, and provided further that collateral arrangements with respect to forward contracts, future contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for the purposes of this restriction;

        (2)    Act as underwriter of securities issued by others;

        (3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts;


        (4)    Make loans (for purposes of this investment restriction, neither
               (i) entering into repurchase agreements nor (ii) the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness, which are a part of an issue to the public, is considered the making of a loan);


        (5) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of one issuer, except the U.S. Government, its agencies or instrumentalities;

        (6) Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies or instrumentalities;

        (7) Borrow money in excess of 10% of its total assets (taken at cost) or 5% of its total assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

        If a percentage restriction is adhered to at the time of an investment, a later increase or decrease resulting from a change in the values of assets will not constitute a violation of such restriction.

        The investment restrictions above have been adopted by the Trust as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

        Non-fundamental investment restrictions may be changed at any time by vote of a majority of the Fund's Board of Trustees. Although it is a fundamental policy of the Fund not to invest in real estate, the Fund may purchase publicly traded securities issued by real estate investment trusts. Real estate investment trusts may be affected by changes in underlying property values and mortgage real estate investment trusts may also be affected by the quality of credit extended. Other risks associated with real estate investment trusts include the possibility of a decline in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions; rising operating costs and property taxes; and fluctuations in rental income. Additionally, rising interest rates generally decrease the value of high-yielding securities and increase the costs of obtaining financing, which could cause the value of the Fund's investments in such securities to decline.

        The Fund may invest in repurchase agreements which are agreements by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible reduced levels of income and lack of access to income during this period and (3) inability to enforce rights and the expenses involved in attempted enforcement.


                               PORTFOLIO TURNOVER

        Although the Fund's objective is long-term capital appreciation, it frequently sells portfolio securities in response to changes in market, industry or individual company conditions or outlook, even though those securities may only have been held for short periods of time. This policy may result in higher securities transaction costs. To the extent that this policy results in gains on investments, the Fund will make distributions to shareholders, which may accelerate the shareholders' tax liabilities for realized gains and may result in the distribution of short-term capital gains taxable as ordinary income. See "Income Dividends, Capital Gains Distributions and Tax Status."

        The Fund's portfolio turnover rate for each of the last ten years is set forth in the Prospectus in the table entitled "Financial Highlights." The Fund's portfolio turnover rate has varied significantly from year to year in the recent past due to the volatility of economic and market conditions, and the Fund anticipates similar variations in the future.


                             MANAGEMENT OF THE FUND


        PETER O. BROWN (Age 57) -- Trustee;
               30 Douglas Road, Rochester, NY; Partner, Harter, Secrest & Emery; formerly Executive Vice President and Chief Operating Officer, The Glenmede Trust Company; formerly Senior Vice President, Chase Lincoln First Bank, N.A.

        NICHOLAS J. GRANT (Age 82) -- Trustee;
               77 Massachusetts Avenue, Cambridge, MA; Professor of Metallurgy and Materials Science, Massachusetts Institute of Technology.

        G. KENNETH HEEBNER (Age 57)* -- Trustee and Vice President; Employee, CGM; formerly Vice President and Director, Loomis Sayles and Company, Incorporated ("Loomis Sayles").

        ROBERT L. KEMP (Age 65)* -- Trustee and President;
               Employee, CGM; formerly President and Director, Loomis Sayles.

        ROBERT B. KITTREDGE (Age 77) -- Trustee;
               21 Sturdivant Street, Cumberland Foreside, ME; Retired; formerly Vice President, General Counsel and Director, Loomis Sayles.

        LAURENS MACLURE (Age 72) -- Trustee;
               183 Sohier Street, Cohasset, MA; Retired; formerly President and Chief Executive Officer, New England Deaconess Hospital.

        JAMES VAN DYKE QUEREAU, JR. (Age 49) -- Trustee;
               59 Annewood Lane, Wayne, PA; Managing Partner, Stratton Management Company; formerly Institutional Managing Partner, Loomis Sayles.

        J. BAUR WHITTLESEY (Age 51) -- Trustee; 1521 Locust Street, Philadelphia, PA; Attorney.

        KATHLEEN S. HAUGHTON (Age 37) -- Vice President;
               222 Berkeley Street, Boston, MA 02116; Employee -- Investor Services Division, CGM; formerly Vice President, Boston Financial Data Services, Inc.

        LESLIE A. LAKE (Age 53) -- Vice President and Secretary;
               Employee -- Office Administrator, CGM; formerly Office Administrator, Capital Growth Management Division of Loomis Sayles.

        MARTHA I. MAGUIRE (Age 42) -- Vice President
               Employee -- Funds Marketing, CGM; formerly marketing communications consultant (self-employed); formerly Sales Promotion Consultant, The New England.

        MARY L. STONE (Age 53) -- Assistant Vice President;
               Employee -- Coordinator, Mutual Fund Recordkeeping, CGM; formerly Coordinator, Mutual Fund Recordkeeping, Loomis Sayles.

        FRANK N. STRAUSS (Age 36) -- Treasurer;
               222 Berkeley Street, Boston, MA 02116; Employee -- Chief Financial Officer, CGM; formerly Vice President of Fund Accounting, Freedom Capital Management Corporation and Assistant Vice President, The Boston Company, Inc.

        W. DUGAL THOMAS (Age 60) -- Vice President;
               Employee -- Director of Marketing, CGM; formerly Director of Marketing, Loomis Sayles.


----------
* Trustee deemed to be an "interested person" of the Fund, as defined by the 1940 Act.

        Each of the Fund's trustees is also a trustee of one or more other investment companies for which CGM acts as investment adviser. Except as indicated above, the address of each trustee and officer of the Fund affiliated with CGM is One International Place, Boston, Massachusetts
02110.


        As of March 31, 1998, the officers and trustees of the Fund owned beneficially less than 1% of the outstanding shares of the Fund.

        The Fund pays no compensation to its officers or to the trustees listed above who are interested persons of the Fund. Officers and trustees receive no pension or retirement benefits paid from Fund expenses. The following table sets forth the compensation paid by the Trust to its trustees for the year ended December 31, 1997:


                                                Pension                               Total
                                            or Retirement         Estimated   Compensation From
                             Aggregate     Benefits Accrued        Annual        Registrant and
Name of                    Compensation     as Part of Fund     Benefit Upon     Fund Complex
Trustee                     From Trust         Expenses          Retirement   Paid to Trustees(a)
-------                    ------------    ----------------     ------------  -------------------

Peter O. Brown                $27,153            None              None             $37,000
Nicholas J. Grant              31,653            None              None              43,000
G. Kenneth Heebner               None            None              None                None
Robert L. Kemp                   None            None              None                None
Robert B. Kittredge            27,153            None              None              37,000
Laurens MacLure                27,153            None              None              37,000
James Van Dyke Quereau, Jr.    27,153            None              None              37,000
J. Baur Whittlesey             27,153            None              None              37,000

----------
(a) The Fund Complex is comprised of two Trusts with a total of six funds.



                     INVESTMENT ADVISORY AND OTHER SERVICES

        Advisory Agreement. CGM serves as investment manager of the Fund under an advisory agreement approved by the shareholders of the Fund at a special meeting held on December 12, 1996 and effective as of December 13, 1996. CGM has served as investment manager of the Fund since March 1, 1990. Prior to March 1, 1990, the Fund was managed by Loomis Sayles, whose Capital Growth Management Division was reorganized into CGM on that date.


        Under the advisory agreement, CGM manages the investment and reinvestment of assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. CGM furnishes, at its own expense, all necessary office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, CGM is compensated at the annual percentage rate of 0.90% of the first $500 million of the Fund's average daily net asset value, 0.80% of the next $500 million of such value and 0.75% of such value in excess of $1 billion. While this rate is higher than that paid by most other investment companies, it is comparable to the fees paid by many investment companies having investment objectives and policies similar to those of the Fund. For the fiscal years ended December 31, 1995, 1996 and 1997, the advisory fee paid to CGM in respect of services rendered to the Fund amounted to $7,637,552, $8,033,863 and $10,642,444, respectively.


        The Fund pays the compensation of its trustees who are not partners, directors, officers or employees of CGM or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Fund; the charges and expenses of the Fund's legal counsel; interest, including on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the costs of printing, registration statements and prospectuses relating to the Fund, including amendments and revisions thereto, annual, semiannual, and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the Fund or its shareholders; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.


        CGM also acts as investment adviser to CGM Capital Development Fund, CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund and CGM Focus Fund and three other mutual fund portfolios. CGM also provides investment advice to other institutional clients.


        Certain officers and trustees of the Fund also serve as officers, directors or trustees of other investment companies advised by CGM. The other investment companies and clients served by CGM sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining CGM as adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

        Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Fund's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on each business day.

        Independent Accountants. The Fund's independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP conducts an annual audit of the Fund's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectus, and the financial statements incorporated by reference into this Statement, have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


        Other Arrangements. Certain office space, facilities, equipment and administrative services for the Fund and other mutual funds under the investment management of the CGM organization are furnished by CGM. In addition, CGM provides bookkeeping, accounting, auditing, financial and related clerical services for which it is reimbursed by the Fund based on the cost of providing these services. For the services rendered to the Fund for the 1995, 1996 and 1997 fiscal years, CGM was reimbursed in the amounts of $80,000, $83,000 and $85,000, respectively.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

        In placing orders for the purchase and sale of portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

        CGM selects only brokers it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than is otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

        Receipt of research services from brokers may sometimes be a factor in selecting a broker which CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.


        In 1997, brokerage transactions of the Fund aggregating $6,160,016,975 were allocated to brokers providing research services and $7,227,402 in commissions were paid on these transactions. During 1995, 1996 and 1997 the Fund paid total brokerage fees of approximately $5,702,810, $4,313,317 and $7,291,272, respectively. The variation in the Fund's brokerage commissions is substantially attributable to fluctuating portfolio activity.



                            DESCRIPTION OF THE TRUST

        The Declaration of Trust of the Trust currently permits the trustees to issue an unlimited number of shares of beneficial interest of separate series of the Trust. Interests in the portfolio described in the Prospectus and in this Statement are represented by shares of the Fund. Each share of the Fund represents an interest in such series which is equal to and proportionate with the interest represented by each other share. The shares of the Fund do not have any preemptive rights. Upon liquidation of the portfolio, shareholders of the Fund are entitled to share pro rata in the net assets of such portfolio available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The trustees have no present intention of making such direct charges.

        The Declaration of Trust also permits the trustees, without shareholder approval, to create one or more additional series or classes of shares or to reclassify any or all outstanding shares as shares of particular series or classes, with such preferences and rights and eligibility requirements as the trustees may designate. While the trustees have no current intention to exercise the power to establish separate classes of the existing series of the Fund, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements, which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, merge two or more existing series.

Shareholder Rights


        On March 31, 1998, there were 42,935,918 shares of the Fund outstanding. On that date State Street Bank, acting as trustee for various retirement plans and individual retirement accounts, owned 10,960,508 -- about 26% of the total. In almost all cases, State Street Bank does not have the power to vote or to dispose of the shares except at the direction of the beneficial owner.


        Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and may vote (to the extent provided herein) in the election of trustees and the termination of the Fund and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if the appointment of a trustee to fill a vacancy in the Board of Trustees would result in less than two-thirds of the trustees having been elected by shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record who have been such for at least six months and who hold in the aggregate shares equal to at least the lesser of (i) $25,000 in net asset value or (ii) 1% of the outstanding shares, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust will either provide access to a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

        No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the holders of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or subseries of Trust shares or other provisions relating to Trust shares in response to applicable laws of regulations. The shareholders of the Fund shall not be entitled to vote on matters exclusively affecting any other series, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the series and the approval of the investment advisory contracts of the series. Similarly, no shareholders of any other series shall be entitled to vote on any such matters exclusively affecting the Fund. In particular, the phrase "majority of the outstanding voting securities of the Fund" as used in this Statement shall refer only to the shares of the Fund.

Shareholder and Trustee Liability

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust; however, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or trustees. The Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

        The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        All persons dealing with the Fund must look only to the assets of the Fund for the enforcement of any claims against the Fund and no other series of the Trust assumes any liability for obligations entered into on behalf of the Fund.


                                HOW TO BUY SHARES

        The procedures for purchasing shares of the Fund are summarized in the Prospectus under "How to Purchase Shares."


                     ADVERTISING AND PERFORMANCE INFORMATION

Calculation of Total Return

        The Fund may include total return information in advertisements or written sales material. Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in the Fund rather than paid to the investor in cash. The formula for total return used by the Fund includes three steps:

               (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested;

               (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and

               (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year.


        For the one, five and ten year periods ended December 31, 1997, the Fund's average annual total return was 8.2%, 12.8% and 13.2%, respectively. For the one, five, ten, fifteen and twenty-five year periods ended December 31, 1997, the total return on a hypothetical $1,000 investment in the Fund on an aggregate basis was 8.2%, 82.9%, 246.8%, 675.8% and 1,358.1%, respectively. In computing performance information for the Fund, no adjustment has been made for a shareholder's tax liability on taxable dividends and capital gains distributions.


Calculation of Yield.

        The Fund may use yield information in advertisements or written sales material. The Fund's yield is based on a recent 30 day period, and is determined in accordance with the SEC's standardized formula by:

        (1) calculating the aggregate dividends and adjusted interest earned during that period, net of recurring expenses accrued for the period; and

        (2) dividing that amount by the product of (A) the average daily number of shares outstanding during the period and (B) the maximum offering price per share on the last day of the period (less any earned income expected to be declared as a dividend shortly thereafter).

        The result is annualized, assuming a quarterly compounding, to determine the Fund's yield. Interest earned during the period will be adjusted to reflect amortization of any premium or discount from par on the Fund's fixed income securities (other than obligations backed by mortgages or other assets), using the market value for these securities on the last day of the period, or, for securities purchased during the period, using actual cost. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund.

Performance Comparisons

        Total return may be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S.
Bureau of Labor Statistics' Consumer Price Index.

        The Standard & Poor's 500 Composite Index (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns.

        The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

        No brokerage commissions or other fees are factored into the values of the S&P 500 and the Dow Jones Industrial Average.

        The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups.


        Lipper Analytical Services, Inc., an independent service that monitors the performance of over 11,332 mutual funds, calculates total return for those funds grouped by investment objective. From time to time, the Fund may include its ranking among mutual funds tracked by Lipper in advertisements or sales literature.


        Morningstar, Inc. ("Morningstar") is an independent mutual fund ranking service. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects the fund performance relative to three-month Treasury bill monthly returns. Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star. From time to time, the Fund may include its ranking among mutual funds tracked by Morningstar in advertisements or sales literature.


        Value Line, Inc. ("Value Line"), an independent mutual fund ranking service reviews the performance of 7,976 mutual funds. In ranking mutual funds, Value Line uses two indicators: a Risk Rank to show the total level of risk a fund has assumed and an Overall Rank measuring various performance criteria taking risk into account. Funds are ranked from 1 to 5, with 1 the highest Overall Rank (the best risk-adjusted performance) and the best Risk Rank (the least risky). From time to time, the Fund may include ranking information provided by Value Line in advertisements and sales literature.


        From time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund and information about persons responsible for its portfolio management may appear in national publications and major metropolitan newspapers including, but not limited to, The Wall Street Journal, The Boston Globe, The New York Times and Barron's, Forbes, Fortune, Money, Worth, Kiplinger's Personal Finance, Mutual Funds, Individual Investor, Bloomberg Personal and Business Week magazines. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of, or quotations from, such articles may be used in the Fund's promotional literature.

Price-to-Earnings Ratio Comparisons

        From time to time the Fund may include information about the weighted average price-to- earnings ratio ("P/E ratio") of the equity portion of its portfolio and the P/E ratio of the equity portion of the portfolios of other mutual funds tracked by Morningstar in advertisements or written sales material. Morningstar calculates the P/E ratio monthly based on the Fund's portfolio statistics provided by One Source, a financial information firm. The P/E ratio as calculated by Morningstar is the weighted average of the P/E ratios of the stocks in a fund's portfolio. The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months earnings per share. In computing the average, Morningstar weighs each portfolio holding by the percentage of equity assets it represents, so that larger positions have proportionately greater influence on a fund's final P/E ratio. The statistics used by Morningstar are based on the most recent information available to Morningstar concerning a fund's portfolio composition and the price and earnings of the stocks in its portfolio.


        CGM Mutual Fund's P/E ratio at February 28, 1998 was 28.1 as calculated by Morningstar. Morningstar calculates the P/E ratios of 5,123 U.S. diversified equity funds.


        The Fund has been continuously managed since 1981 by G. Kenneth Heebner.


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

        The method for determining the public offering price and net asset value per share is summarized in the Prospectus under "Pricing of Shares."


        The net asset value of a share of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares outstanding and rounding to the nearest cent. Such determination is made as of the close of normal trading on the New York Stock Exchange on each day on which the Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Statement, the New York Stock Exchange is currently expected to be closed on the following holidays: Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day and Good Friday.


        Securities which are traded over-the-counter or on a stock exchange will be valued according to the broadest and most representative market based on the last reported sale price for securities listed on a national securities exchange (or on the NASDAQ National Market System) or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. U.S. government securities are valued at the most recent quoted price on the date of valuation.

        For equity securities, it is expected that the broadest and most representative market will ordinarily be either (i) a national securities exchange, such as the New York Stock Exchange or American Stock Exchange, or
(ii) the NASDAQ National Market System. For corporate bonds, notes, debentures and other fixed-income securities, it is expected that the broadest and most representative market will ordinarily be the over-the-counter market. Fixed-income securities may, however, be valued on the basis of prices provided by a pricing service approved by the Board of Trustees when such prices are believed to reflect the fair market value of such securities. The prices provided by the pricing service may be determined based on valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.


                              SHAREHOLDER SERVICES

Open Accounts

        A shareholder's investment in the Fund is credited to an open account maintained for the shareholder by the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank. The address is: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

        Certificates representing shares are issued only upon written request to CGM Shareholder Services but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions that have taken place during the year. After the close of each fiscal year, CGM Shareholder Services will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. The year-end statement should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

        The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

        The costs of maintaining the open account system are borne by the Fund, and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

Systematic Withdrawal Plans ("SWP")


        A Systematic Withdrawal Plan, referred to in the Prospectus under "Shareholder Services--Systematic Withdrawal Plan," provides for monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the account of a shareholder provided that the account has a value of at least $10,000 at the time the plan is established. A shareholder may establish a SWP by completing the Service Options Form.

        Payments will be made either to the shareholder or to any other person or entity designated by the shareholder. If payments are issued to an individual other than the registered owner(s) and/or mailed to an address other than the address of record, a signature guarantee will be required on the Service Options Form. Shares to be included in a Systematic Withdrawal Plan must be held in an Open Account rather than certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of the New York Stock Exchange on the record date for the dividend or distribution. If withdrawal checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months, the shareholder's Systematic Withdrawal Plan will be canceled, such undeliverable or uncashed checks will be canceled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks.


        Since withdrawal payments represent in whole or in part proceeds from the liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Trust makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Income Dividends, Capital Gain Distributions and Tax Status" below for certain information as to federal income taxes.

Exchange Privilege


        A shareholder may exchange shares of the Fund for shares of CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund, CGM Focus Fund, New England Cash Management Trust, New England Tax Exempt Money Market Trust or CGM Capital Development Fund; however, shares of CGM Capital Development Fund may only be exchanged for if you were a shareholder on September 24, 1993, and have remained a shareholder in the CGM Capital Development Fund. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund. The special circumstances currently approved by the Board of Trustees of CGM Capital Development Fund are limited to the offer and sale of shares of such fund to the following additional persons: trustees of CGM Capital Development Fund, employees of the Investment Manager and counsel to such fund and the Investment Manager. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirements of the fund into which the exchange is being made. This option is summarized in the Prospectus under "Shareholder Services--Exchange Privilege." The Trust reserves the right to terminate or limit the privilege of a shareholder who makes more than four exchanges (or two round trips) per year and to prohibit exchanges during the first 15 days following an investment in the Fund. A shareholder may exercise the exchange privilege only when the fund into which shares will be exchanged is registered or qualified in the state in which such shareholder resides.


        Exchanges may be effected by (i) a telephone request to CGM Shareholder Services at 800-343-5678, provided that a special authorization form is on file with the Trust, or (ii) a written exchange request to CGM Shareholder Services accompanied by an account application for the appropriate fund. Exchange requests cannot be revoked once they have been received in good order. The Trust reserves the right to modify this exchange privilege without prior notice, except as otherwise required by law or regulation.

        For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

Automatic Investment Plans ("AIP")

        Once initial investment minimums have been satisfied (see "How to Purchase Shares" in the Prospectus), a shareholder may participate in an Automatic Investment Plan, pursuant to which the Fund debits $50.00 or more on or about the same date each month from a shareholder's checking account and transfers the proceeds into the shareholder's Fund account. To participate, a shareholder must authorize the Fund and its agents to initiate Automated Clearing House ("ACH") debits against the shareholder's designated checking account at a bank or other financial institution. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable. Shareholders receive a confirmation of each purchase of Fund shares under the AIP. If a shareholder elects to redeem shares of the Fund purchased under the AIP within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. See "All Redemptions."

        Once a shareholder enrolls in the AIP, the Fund and its agents are authorized to initiate ACH debits against the shareholder's account payable to the order of The CGM Funds. Such authority remains in effect until revoked by the shareholder, and, until the Fund actually receives such notice of revocation, the Fund is fully protected in initiating such debits. Participation in the AIP may be terminated by sending written notice to CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate a shareholder's participation in the AIP immediately in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify the AIP at any time.

Retirement Plans


        Under "Shareholder Services--Retirement Plans" the Prospectus refers to several retirement plans. These include tax deferred money purchase pension or profit sharing plans, as well as SEP-IRAs, Traditional and Roth IRAs and 403(b)(7) custodial accounts established under retirement plans sponsored by CGM. These plans may be funded with shares of the Fund.

        For participants under age 59 1/2, generally, all income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Trust by writing or calling the Trust as indicated on the cover of this Statement.


        Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

Address Changes

        Shareholders can request to change their record address either by telephone or in writing (by mail or delivery service, but not by facsimile) in accordance with policies and procedures of the Trust. After an address change is made, no telephone or written redemption requests will be honored for three months unless the registered owner's signature is guaranteed on the request. Written requests for a change in address may be mailed to: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.


                                   REDEMPTIONS

        The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

        Except as noted below, signatures on redemption requests must be guaranteed by an eligible guarantor institution in accordance with procedures established by the Trust. Signature guarantees by notaries public are not acceptable.

        The procedures established by the Trust provide that an "eligible guarantor institution" means any of the following: banks (as defined in ss. 3(a) of the Federal Deposit Insurance Act (the "FDIA") [12 U.S.C. ss. 1813(a)]); brokers, dealers, municipal securities brokers, government securities dealers and government securities brokers, as those terms are defined under the Securities Exchange Act of 1934 (the "Act"); credit unions (as defined in ss. 19(b)(1)(A) of the Federal Reserve Act [12 U.S.C. ss. 461(b)]); national securities exchanges, registered securities associations and clearing agencies, as those terms are defined under the Act; and savings associations (as defined in ss. 3(b) of the FDIA [12 U.S.C. ss. 1813(b)]). However, as noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $25,000, and the proceeds check is made payable to the registered owner(s) and mailed to the record address, which has not changed in the prior three months. If the record address has changed within the prior three months, a signature guarantee will be required. This policy applies to both written and telephone redemption requests.

Redeeming by Telephone


        There are two ways to redeem by telephone. In either case, a shareholder should call 800-343-5678 prior to 4:00 p.m. (Eastern time). Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted. Telephone redemptions are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or money purchase pension and profit sharing plans under a CGM retirement plan where State Street Bank is the custodian or trustee.


Check Sent to the Record Address

        A shareholder may request that a check be sent to the record address on the account, provided that the address has not changed for the last three months and the shareholder is redeeming $25,000 or less. Except in the case of a CGM retirement plan, the service option of telephone redemption by check is available to shareholders automatically unless this option is declined in the application or in writing. The check will be made payable to the registered owner(s) of the account.

        If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be canceled and such proceeds shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

Proceeds Wired to a Predesignated Bank


        A shareholder may request that the redemption proceeds be wired to the bank selected on the Fund application or subsequently on the Service Options Form available from the Trust. A nominal wire fee, currently $5.00, is deducted from the proceeds. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated may be made by furnishing CGM Shareholder Services a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System.


All Redemptions

        The redemption price will be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Redemption requests cannot be revoked once they have been received in good order. Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephone redemption proceeds will normally be mailed or wired within seven days following receipt of a proper redemption request. If you purchased your Fund shares by check (or through your AIP) and elect to redeem shares within 15 days of such purchase, you may experience delays in receiving redemption proceeds. The Trust will process your redemption request upon receipt of a request in good order. However, the Trust will generally postpone sending your redemption proceeds from such investment until it can verify that your check (or AIP investment) has been or will be collected. Under ordinary circumstances, the Trust can not verify collection of individual checks (or AIP investments) and may therefore automatically holds proceeds from redemptions requested during the 15 day period following such investment for a total of up to seven days. There will be no such automatic delay following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check although the Trust may in any case postpone payment of redemption proceeds for up to seven days.

        The Trust will normally redeem shares for cash; however, the Trust reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the Board of Trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period.

        A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gains Distributions and Tax Status."

        Because the expense of maintaining small accounts is disproportionately high, the Trust may close accounts with 20 shares or less and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Trust's intention to close the account, and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to retirement and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts.


          INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS

        As described in the Prospectus under "Dividends, Capital Gains Distributions and Taxes" it is the policy of the Fund to pay quarterly, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.


        Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the record date for such dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. However, if a shareholder elects to receive capital gains in cash, his or her income dividends must also be received in cash. Shareholders can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that they have predesignated. These elections can be made at the time the account is opened and may be changed by the shareholder at any time by submitting a written request directly to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services on or before the record date for such dividend or distribution. If a shareholder elects to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, such shareholder's cash election will be changed automatically and the shareholder's future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six month period, any undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.


        The Fund has met, and intends to continue to meet, the requirements of the Internal Revenue Code with respect to regulated investment companies.

        The distributions received by the Fund from its investments may, for federal income tax purposes, consist of ordinary income, long-term capital gains or a return of capital. The characterization of these distributions to the Fund may, in turn, affect the tax treatment of the Fund's distributions to its shareholders. Dividends and distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional shares of the Fund.


        Dividends paid by the Fund from net investment income, including dividends, interest and net short-term capital gains, will be taxable to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated by the Fund as capital gains distributions are taxable as long-term capital gains, regardless of the length of time shareholders have owned shares in the Fund. Because of recent changes in the tax law, capital gains distributions to shareholders that are individuals, trusts and estates may be subject to varying tax rates. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such basis, as a taxable gain to be realized upon sale of such shares.


        Distributions that the Fund receives from a REIT, and dividends of the Fund attributable to such distributions, will not constitute "dividends" for purposes of the dividends-received deduction applicable to corporate shareholders. Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes.


        The Fund will report to its U.S. shareholders and the IRS the amount of dividends paid during each calendar year and the amount of tax withheld, if any. Under the backup withholding rules, a shareholder may be subject to backup withholding at the rate of 31% with respect to dividends paid and redemptions unless such shareholder (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies that the shareholder is not subject to backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A shareholder who does not provide the Fund with his correct taxpayer identification number may also be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder's income tax liability.


        As required by federal law, detailed federal tax information is furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.


        Investors should consult their tax advisors regarding the application of the above-described general federal taxation rules to their own circumstances and the state, local, or foreign tax consequences to them of any investment in the Fund.



                              FINANCIAL STATEMENTS


        The financial statements and Report of Independent Accountants for the year ended December 31, 1997, included in the Fund's Annual Report to Shareholders for the year ended December 31, 1997, are incorporated herein by reference.





DOCSC\338987.7

                                 CGM REALTY FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 1998













        This Statement of Additional Information (the "Statement") is not a prospectus. This Statement relates to the CGM Realty Fund Prospectus dated May 1, 1998 (the "Prospectus"), and should be read in conjunction therewith. A copy of the Prospectus may be obtained from CGM Trust, c/o The CGM Funds Investor Services Division, P.O. Box 449, Boston, Massachusetts 02117 (Telephone:
800-345-4048).


RSAI98

                                TABLE OF CONTENTS



                                                                            Page


INTRODUCTION..................................................................1

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS...............................1

PORTFOLIO TURNOVER............................................................5

MANAGEMENT OF THE FUND........................................................5

INVESTMENT ADVISORY AND OTHER SERVICES........................................7
        Advisory Agreement....................................................7
        Custodial Arrangements................................................8
        Independent Accountants...............................................9
        Other Arrangements....................................................9

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................9

DESCRIPTION OF THE TRUST.....................................................10
        Shareholder Rights...................................................11
        Shareholder and Trustee Liability....................................12

HOW TO BUY SHARES............................................................12

ADVERTISING AND PERFORMANCE INFORMATION......................................13
        Calculation of Total Return..........................................13
        Calculation of Yield.................................................13
        Performance Comparisons..............................................14

NET ASSET VALUE AND PUBLIC OFFERING PRICE....................................15

SHAREHOLDER SERVICES.........................................................16
        Open Accounts........................................................16
        Systematic Withdrawal Plans ("SWP")..................................17
        Exchange Privilege...................................................18
        Automatic Investment Plans ("AIP")...................................19
        Retirement Plans.....................................................19

        Address Changes......................................................20


REDEMPTIONS..................................................................20
        Redeeming by Telephone...............................................20
        Check Sent to the Record Address.....................................21
        Proceeds Wired to a Predesignated Bank...............................21
        All Redemptions......................................................21

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS.................22

FINANCIAL STATEMENTS.........................................................24

                                  INTRODUCTION

        CGM Realty Fund (the "Fund") is organized as a separate series of shares of CGM Trust (the "Trust"). The Trust is a Massachusetts business trust established under the laws of Massachusetts in 1986. The Trust is governed by an Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") dated January 23, 1997. The Trust is a successor in interest to Loomis-Sayles Mutual Fund. On March 1, 1990, the Trust's name was changed from "Loomis-Sayles Mutual Fund" to "CGM Mutual Fund" to reflect the assumption by Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager") of investment advisory responsibilities with respect to the Trust. On December 20, 1991, the Trust's name was changed to CGM Trust.


                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

        The Fund's investment objective is above-average income and long-term growth of capital. The Fund intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry.

        At least 65% of the Fund's total assets will be invested under normal conditions in equity securities of companies in the real estate industry. A company is considered in the real estate industry if construction, ownership, management, financing and sales of residential, commercial or industrial real estate accounts for not less than 50% of its gross revenues or net profits. Investments that the Fund makes in companies with significant real estate holdings (but not otherwise in the real estate industry) will be considered to be investments in the real estate industry for purposes of evaluating compliance with the Fund's investment restrictions. The Fund's total investment in companies possessing such significant real estate holdings within any particular industry will not exceed 25% of the market value of the Fund's total assets.

        Up to 35% of the Fund's total assets may be invested in securities of companies outside the real estate industry. The Fund may invest this portion of its assets in equity securities or fixed income securities, including investment grade securities and, with respect to up to 25% of the Fund's total assets, lower quality securities (securities rated lower than Baa by Moody's Investors Service, Inc. or lower than BBB by Standard and Poor's Corporation). Certain risks associated with investments in lower quality securities are described in the Prospectus.

        The Fund may not:

        (1) Borrow money, except that it may borrow from banks in an amount not to exceed 1/3 of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets;

        (2) Issue any senior securities, except as permitted by the terms of any exemptive order or similar rule issued by the Securities and Exchange Commission (the "SEC") relating to multiple classes of shares of beneficial interest of the Trust, and provided further that collateral arrangements with respect to forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

        (3) Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

        (4) Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the real estate industry and in securities issued by the U.S. Government, its agencies and instrumentalities;

        (5) Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired as a result of the Fund's ownership of such securities;

        (6) Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;

        (7) Make loans to other persons except (a) through the lending of securities held by it, (b) through the use of repurchase agreements, and (c) by the purchase of debt securities in accordance with its investment policies;

        (8) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in securities of any one issuer, except the U.S. Government, its agencies or instrumentalities.

        If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

        The investment restrictions above have been adopted by the Trust as fundamental policies of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Non-fundamental investment restrictions may be changed at any time by vote of a majority of the Trust's Board of Trustees.

        Although the Fund has the ability to invest in REITs without regard to the expected duration of the REIT, the Fund does not presently intend to invest in REITs with finite lives without amending the Trust's registration statement or supplying further information in the Prospectus or Statement of Additional Information concerning investments in finite-life REITs. Finite-life REITs may entail special risks, such as the risk that shareholders will elect to continue the REIT indefinitely or the risk that the REIT will liquidate and make distributions of capital returns at any time.

        Although the Fund has the ability to invest in financial futures contracts and options thereon, to invest in puts, calls and warrants, to acquire securities of closed-end investment companies, to sell securities short against the box and to loan portfolio securities, the Fund has no current intention of doing so without amending the Trust's registration statement or supplying further information in the Prospectus or Statement of Additional Information concerning such activities.

        Restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933, as amended, may be determined to be liquid by the Investment Manager under guidelines approved by the Board of Trustees. In its determination of liquidity with respect to such securities, the Investment Manager will consider the following factors, among others: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The foregoing investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested in purchasing the securities.

        The Fund may invest up to 25% of its total assets in repurchase agreements. A repurchase agreement is an instrument under which the purchaser acquires ownership of a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible reduced levels of income and lack of access to income during this period, and
(3) inability to enforce rights and the expenses involved in attempted enforcement.

        The Fund may enter into reverse repurchase agreements with banks or broker-dealers. Reverse repurchase agreements involve the sale of a security held by the Fund and its agreement to repurchase the instrument at a stated price, date and interest payment. Reverse repurchase agreements may be considered to be borrowings by the Fund and entail additional risks such as the occurrence of interest expenses and fluctuations in the Fund's net asset value. In connection with entering into reverse repurchase agreements, a segregated account of the Fund consisting of cash, cash equivalents, U.S. Government securities or other high quality liquid debt securities with an aggregate value at all times sufficient to repurchase the securities, or equal to the proceeds received upon the sale plus accrued interest, will be established with the Fund's custodian bank.

        The Fund may invest in mortgage-related securities and asset-backed securities. Mortgage- related securities are represented by pools of mortgage loans or loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association, and government-related organizations, such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, as well as by private issuers, such as commercial banks, savings and loan institutions, financial corporations, mortgage bankers and private mortgage insurance companies. Asset-backed securities are pass-through securities backed by non-mortgage assets, including automobile loans, credit card receivables and consumer receivables. Although certain mortgage-related and asset-backed securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, and the yield are not so secured. If the Fund purchases a mortgage-related or an asset-backed security at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral.

        As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related or asset-backed security may decline when interest rates rise, the converse is not necessarily true, because in periods of declining interest rates the mortgages or assets underlying the security may be more likely to be prepaid. For this and other reasons, a mortgage-related or asset-backed security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages or assets and, therefore, it is not possible to predict accurately the security's return. Such prepayments may expose the Fund to a lower rate of return on reinvestment. To the extent that such mortgage-related securities are held by the Fund, the prepayment right of the mortgagors may limit the increase in net asset value of the Fund because the value of the mortgage-related securities held by the Fund may not appreciate as rapidly as the price of other debt securities.


                               PORTFOLIO TURNOVER

        Although the Fund's objective is long-term growth and above-average income and the Fund does not purchase securities with the intention of engaging in short term trading, the Fund will sell any particular security and reinvest proceeds when it is deemed prudent by the Investment Manager, regardless of the length of the holding period. This policy may result in higher securities transaction costs. To the extent that this policy results in gains on investments, the Fund will make distributions to its shareholders, which may accelerate the shareholders' tax liabilities for realized gains and may result in the distribution of short-term capital gains taxable as ordinary income. See "Income Dividends, Capital Gains Distributions and Tax Status." The Fund's portfolio turnover rate for each full or partial year of its operation is set forth in the Prospectus in the table entitled "Financial Highlights."


                             MANAGEMENT OF THE FUND


PETER O. BROWN (Age 57) -- Trustee;
        30 Douglas Road, Rochester, NY; Partner, Harter, Secrest & Emery; formerly Executive Vice President and Chief Operating Officer, The Glenmede Trust Company; formerly Senior Vice President, Chase Lincoln First Bank, N.A.

NICHOLAS J. GRANT (Age 82) -- Trustee;
        77 Massachusetts Avenue, Cambridge, MA; Professor of Metallurgy and Materials Science, Massachusetts Institute of Technology.

G. KENNETH HEEBNER (Age 57)* -- Trustee and Vice President;
        Employee, CGM; formerly Vice President and Director, Loomis Sayles and Company, Incorporated ("Loomis Sayles").

ROBERT L. KEMP (Age 65)* -- Trustee and President;
        Employee, CGM; formerly President and Director, Loomis Sayles.

ROBERT B. KITTREDGE (Age 77) -- Trustee;
        21 Sturdivant Street, Cumberland Foreside, ME; Retired; formerly Vice President, General Counsel and Director, Loomis Sayles.

LAURENS MACLURE (Age 72) -- Trustee;
        183 Sohier Street, Cohasset, MA; Retired; formerly President and Chief Executive Officer, New England Deaconess Hospital.

JAMES VAN DYKE QUEREAU, JR. (Age 49) -- Trustee;
        59 Annewood Lane, Wayne, PA; Managing Partner, Stratton Management Company; formerly Institutional Managing Partner, Loomis Sayles.

J. BAUR WHITTLESEY (Age 51) -- Trustee; 1521 Locust Street, Philadelphia, PA; Attorney.

KATHLEEN S. HAUGHTON (Age 37) -- Vice President;
        222 Berkeley Street, Boston, MA 02116; Employee -- Investor Services Division, CGM; formerly Vice President, Boston Financial Data Services, Inc.

LESLIE A. LAKE (Age 53) -- Vice President and Secretary;
        Employee -- Office Administrator, CGM; formerly Office Administrator, Capital Growth Management Division of Loomis Sayles.

MARTHA I. MAGUIRE (Age 42) -- Vice President;
        Employee -- Funds Marketing, CGM; formerly marketing communications consultant (self-employed); formerly Sales Promotion Consultant, The New England.

MARY L. STONE (Age 53) -- Assistant Vice President;
        Employee -- Coordinator, Mutual Fund Recordkeeping, CGM; formerly Coordinator, Mutual Fund Recordkeeping, Loomis Sayles.

FRANK N. STRAUSS (Age 36) -- Treasurer;
        222 Berkeley Street, Boston, MA 02116; Employee -- Chief Financial Officer, CGM; formerly Vice President of Fund Accounting, Freedom Capital Management Corporation and Assistant Vice President, The Boston Company, Inc.

W. DUGAL THOMAS (Age 60) -- Vice President;
        Employee -- Director of Marketing, CGM; formerly Director of Marketing, Loomis Sayles.


----------
* Trustees deemed "interested persons" of the Fund, as defined under the 1940 Act.

        Each of the Fund's trustees is also a trustee of one or more other investment companies for which CGM acts as investment manager. Except as indicated above, the address of each trustee and officer of the Fund affiliated with CGM is One International Place, Boston, Massachusetts 02110.


        As of March 31, 1998, the officers and trustees of the Fund owned beneficially less than 1.0% of the outstanding shares of the Fund.

        The Fund pays no compensation to its officers or to the trustees listed above who are interested persons of the Fund. Officers and trustees receive no pension or retirement benefits paid from Fund expenses. The following table sets forth the compensation paid by the Trust to its trustees for the year ended December 31, 1997:


                                               Pension                              Total
                                            or Retirement         Estimated   Compensation From
                             Aggregate     Benefits Accrued        Annual        Registrant and
Name of                    Compensation     as Part of Fund     Benefit Upon     Fund Complex
Trustee                     From Trust         Expenses          Retirement   Paid to Trustees(a)
-------                    ------------    ----------------     ------------  -------------------

Peter O. Brown                $27,153            None               None            $37,000
Nicholas J. Grant              31,653            None               None             43,000
G. Kenneth Heebner               None            None               None               None
Robert L. Kemp                   None            None               None               None
Robert B. Kittredge            27,153            None               None             37,000
Laurens MacLure                27,153            None               None             37,000
James Van Dyke Quereau, Jr.    27,153            None               None             37,000
J. Baur Whittlesey             27,153            None               None             37,000

----------
(a) The Fund Complex is comprised of two Trusts with a total of six funds.



                     INVESTMENT ADVISORY AND OTHER SERVICES


        Advisory Agreement CGM serves as investment manager of the Fund under an advisory agreement which became effective on August 30, 1996 upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company. Under the advisory agreement, CGM manages the investment and reinvestment of assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. CGM furnishes, at its own expense, all necessary office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, CGM is compensated at the annual percentage rate of 0.85% of the first $500 million of the Fund's average daily net asset value, and 0.75% of such value in excess of $500 million. For the period May 13, 1994 (commencement of operations) through December 31, 1997, CGM voluntarily agreed to limit its management fees and, if necessary, to bear certain expenses associated with operating the Fund, in order to limit the Fund's total operating expenses to an annual rate of 1.0% of the Fund's average net assets. For the fiscal years ended December 31, 1995, 1996 and 1997, the investment advisory fees that would have been payable to CGM in respect of services rendered to the Fund amounted to $333,264, $717,641 and $2,906,862, respectively. As a result of such limitation, the Fund paid advisory fees of $65,432, $508,519 and $2,664,741 for the fiscal years ended December 31, 1995, 1996 and 1997, respectively.


        The Fund pays the compensation of its trustees who are not partners, directors, officers or employees of CGM or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Fund; the charges and expenses of the Fund's legal counsel; interest, including on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the costs of printing registration statements and prospectuses relating to the Fund, including amendments and revisions thereto, annual, semiannual, and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the Fund or its shareholders; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

        CGM also acts as investment adviser to CGM Capital Development Fund, CGM Mutual Fund, CGM Fixed Income Fund and CGM American Tax Free Fund and three other mutual fund portfolios. CGM also provides investment advice to other institutional clients.

        Certain officers and trustees of the Fund also serve as officers, directors or trustees of other investment companies advised by CGM. The other investment companies and clients served by CGM sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining CGM as adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

        Custodial Arrangements State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Fund's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on each business day.

        Independent Accountants The Fund's independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP conducts an annual audit of the Fund's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectus, and the financial statements incorporated by reference into this Statement, have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


        Other Arrangements Certain office space, facilities, equipment and administrative services for the Fund and other mutual funds under the investment management of the CGM organization are furnished by CGM. In addition, CGM provides bookkeeping, accounting, auditing, financial recordkeeping and related clerical services for which it is entitled to be reimbursed by the Fund based on the cost of providing these services. For services rendered to the Fund for fiscal years 1995, 1996 and 1997, CGM was reimbursed $12,300, $18,000 and $24,000, respectively, by the Fund for such expenses.



                      PORTFOLIO TRANSACTIONS AND BROKERAGE

        In placing orders for the purchase and sale of portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

        CGM selects only brokers it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than is otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.


        Receipt of research services from brokers may sometimes be a factor in selecting a broker which CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. In 1997, brokerage transactions of the Fund aggregating $1,066,700,788 were allocated to brokers providing research services and $2,611,452 in commissions were paid on these transactions. During 1995, 1996 and 1997, the Fund paid total brokerage fees of $269,950, $787,194 and $4,420,942, respectively.



                            DESCRIPTION OF THE TRUST

        The Declaration of Trust of the Trust currently permits the trustees to issue an unlimited number of shares of beneficial interest of separate series of the Trust. Interests in the portfolio described in the Prospectus and in this Statement are represented by shares of the Fund. Each share of the Fund represents an interest in such series which is equal to and proportionate with the interest represented by each other share. The shares of the Fund do not have any preemptive rights. Upon liquidation of the portfolio, shareholders of the Fund are entitled to share pro rata in the net assets of such portfolio available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The trustees have no present intention of making such direct charges.

        The Declaration of Trust also permits the trustees, without shareholder approval, to create one or more additional series or classes of shares or to reclassify any or all outstanding shares as shares of particular series or classes, with such preferences and rights and eligibility requirements as the trustees may designate. While the trustees have no current intention to exercise the power to establish separate classes of the existing series of the Fund, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements, which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, merge two or more existing series.

Shareholder Rights


        On March 31, 1998, there were 37,151,064 shares of the Fund outstanding. On that date, State Street Bank, acting as trustee for various retirement plans and individual retirement accounts, owned 4,982,836 shares--about 13% of the total. In almost all cases, State Street Bank does not have the power to vote or to dispose of the shares except at the direction of the beneficial owner.


        Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and may vote (to the extent provided herein) in the election of trustees of the Trust and the termination of the Fund and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and
(ii) if the appointment of a trustee to fill a vacancy in the Board of Trustees would result in less than two-thirds of the trustees having been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record who have been such for at least six months and who hold in the aggregate shares equal to at least the lesser of (i) $25,000 in net asset value or (ii) 1% of the outstanding shares, stating that shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust will either provide access to a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

        No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the holders of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or subseries of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. The shareholders of the Fund shall not be entitled to vote on matters exclusively affecting any other series, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the series and the approval of the investment advisory contracts of the series. Similarly, no shareholders of any other series shall be entitled to vote on any such matters exclusively affecting the Fund. In particular, the phrase "majority of the outstanding voting securities of the Fund" as used in this Statement shall refer only to the shares of the Fund.

Shareholder and Trustee Liability

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust; however, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or trustees. The Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

        The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        All persons dealing with the Fund must look only to the assets of the Fund for the enforcement of any claims against the Fund and no other series of the Trust assumes any liability for obligations entered into on behalf of the Fund.


                                HOW TO BUY SHARES

        The procedures for purchasing shares of the Fund are summarized in the Prospectus under "How to Purchase Shares."


                     ADVERTISING AND PERFORMANCE INFORMATION

Calculation of Total Return

        The Fund may include total return information in advertisements or written sales material. Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in the Fund rather than paid to the investor in cash. The formula for total return used by the Fund includes three steps:

               (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested;

               (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and

               (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year.


        For the one-year and three-year periods ended December 31, 1997, and for the period from inception (May 13, 1994) through December 31, 1997, the average annual total return of the Fund was 26.7%, 29.8% and 24.1%, respectively. If CGM had not agreed to fee limitations and expense provisions described above, the Fund's total return for such periods would have been lower.


        In computing performance information for the Fund, no adjustment will be made for a shareholder's tax liability on taxable dividends and capital gains distributions.

Calculation of Yield

        The Fund may use yield information in advertisements or written sales material. The Fund's yield is based on a recent 30 day period, and is determined in accordance with the SEC's standardized formula by:

               (1) calculating the aggregate dividends and adjusted interest earned during that period, net of recurring expenses accrued for the period; and

               (2) dividing that amount by the product of (A) the average daily number of shares outstanding during the period and (B) the maximum offering price per share on the last day of the period (less any earned income expected to be declared as a dividend shortly thereafter).


        The result is annualized, assuming a quarterly compounding, to determine the Fund's yield. Interest earned during the period will be adjusted to reflect amortization of any premium or discount from par on the Fund's fixed income securities (other than obligations backed by mortgages or other assets), using the market value for these securities on the last day of the period, or, for securities purchased during the period, using actual cost. The Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. The 30-day yield of the Fund for the period ended December 31, 1997, was 5.27%.


Performance Comparisons

        Total return may be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S.
Bureau of Labor Statistics' Consumer Price Index.

        The Standard & Poor's 500 Composite Index (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns.

        The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

        No brokerage commissions or other fees are factored into the values of the S&P 500 and the Dow Jones Industrial Average.

        The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups.


        Lipper Analytical Services, Inc., an independent service that monitors the performance of over 11,332 mutual funds, calculates total return for those funds grouped by investment objective. From time to time, the Fund may include its ranking among mutual funds tracked by Lipper in advertisements or sales literature.


        Morningstar, Inc. ("Morningstar") is an independent mutual fund ranking service. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects the fund performance relative to three-month Treasury bill monthly returns. Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star. From time to time, the Fund may include its ranking among mutual funds tracked by Morningstar in advertisements or sales literature.


        Value Line, Inc. ("Value Line"), an independent mutual fund ranking service reviews the performance of 7,976 mutual funds. In ranking mutual funds, Value Line uses two indicators: a Risk Rank to show the total level of risk a fund has assumed and an Overall Rank measuring various performance criteria taking risk into account. Funds are ranked from 1 to 5, with 1 the highest Overall Rank (the best risk-adjusted performance) and the best Risk Rank (the least risky). From time to time, the Fund may include ranking information provided by Value Line in advertisements and sales literature.


        The Fund may compare its total return or yield or both to that of the National Association of Real Estate Investment Trusts' (NAREIT) Equity REIT Index.

        From time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund, information about persons responsible for its portfolio management, and information about the characteristics and performance of the real estate industry, REITs and mutual funds that invest in real estate securities may appear in national publications and major metropolitan newspapers including, but not limited to, The Wall Street Journal, The Boston Globe, The New York Times and Barron's, Forbes, Fortune, Money, Worth, Kiplinger's Personal Finance, Mutual Funds, Individual Investor, Bloomberg Personal and Business Week magazines. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of, or quotations from, such articles may be used in the Fund's promotional literature.

        Mr. Heebner has continuously managed the Fund since its inception on May 13, 1994.


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

        The method for determining the public offering price and net asset value per share is summarized in the Prospectus under "Pricing of Shares."


        The net asset value of a share of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares outstanding and rounding to the nearest cent. Such determination is made as of the close of normal trading on the New York Stock Exchange on each day on which the Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Statement, the New York Stock Exchange is currently expected to be closed on the following holidays: Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day and Good Friday.


        Securities which are traded over-the-counter or on a stock exchange will be valued according to the broadest and most representative market based on the last reported sale price for securities listed on a national securities exchange (or on the NASDAQ National Market System) or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. U.S. Government securities are valued at the most recent quoted price on the date of valuation.

        For equity securities, it is expected that the broadest and most representative market will ordinarily be either (i) a national securities exchange, such as the New York Stock Exchange or American Stock Exchange, or
(ii) the NASDAQ National Market System. For corporate bonds, notes, debentures and other fixed-income securities, it is expected that the broadest and most representative market will ordinarily be the over-the-counter market. Fixed-income securities may, however, be valued on the basis of prices provided by a pricing service approved by the Board of Trustees when such prices are believed to reflect the fair market value of such securities. The prices provided by the pricing service may be determined based on valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.


                              SHAREHOLDER SERVICES

Open Accounts

        A shareholder's investment in the Fund is credited to an open account maintained for the shareholder by the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank. The address is: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

        Certificates representing shares are issued only upon written request to CGM Shareholder Services but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions that have taken place during the year. After the close of each fiscal year, CGM Shareholder Services will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. The year-end statement should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

        The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

        The costs of maintaining the open account system are borne by the Fund, and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

Systematic Withdrawal Plans ("SWP")


        A Systematic Withdrawal Plan, referred to in the Prospectus under "Shareholder Services--Systematic Withdrawal Plan," provides for monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the account of a shareholder provided that the account has a value of at least $10,000 at the time the plan is established. A shareholder may establish a SWP by completing the Service Options Form.

        Payments will be made either to the shareholder or to any other person or entity designated by the shareholder. If payments are issued to an individual other than the registered owner(s) and/or mailed to an address other than the address of record, a signature guarantee will be required on the Service Options Form. Shares to be included in a Systematic Withdrawal Plan must be held in an Open Account rather than certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of the New York Stock Exchange on the record date for the dividend or distribution. If withdrawal checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months the shareholder's Systematic Withdrawal Plan will be cancelled, such undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks.


        Since withdrawal payments represent in whole or in part proceeds from the liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Trust makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Income Dividends, Capital Gain Distributions and Tax Status" below for certain information as to federal income taxes.

Exchange Privilege


        A shareholder may exchange shares of the Fund for shares of CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Focus Fund, New England Cash Management Trust, New England Tax Exempt Money Market Trust or CGM Capital Development Fund; however, shares of CGM Capital Development Fund may be exchanged for only if you were a shareholder on September 24, 1993, and have continuously remained a shareholder in the CGM Capital Development Fund since that date. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund. The special circumstances currently approved by the Board of Trustees of CGM Capital Development Fund are limited to the offer and sale of shares of such fund to the following additional persons: trustees of CGM Capital Development Fund, employees of the Investment Manager and counsel to such fund and the Investment Manager. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirements of the fund into which the exchange is being made. This option is summarized in the Prospectus under "Shareholder Services--Exchange Privilege." Exchange requests cannot be revoked once they have been received in good order. The Trust reserves the right to terminate or limit the privilege of a shareholder who makes more than four exchanges (or two round trips) per year and to prohibit exchanges during the first 15 days following an investment in the Fund. A shareholder may exercise the exchange privilege only when the fund into which shares will be exchanged is registered or qualified in the state in which such shareholder resides.


        Exchanges may be effected by (i) a telephone request to CGM Shareholder Services at 800-343-5678, provided a special authorization form is on file with the Trust, or (ii) a written exchange request to BFDS accompanied by an account application for the appropriate fund. The Trust reserves the right to modify this exchange privilege without prior notice, except as otherwise required by law or regulation.

        For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

Automatic Investment Plans ("AIP")

        Once initial investment minimums have been satisfied (see "How to Purchase Shares" in the Prospectus), a shareholder may participate in an Automatic Investment Plan, pursuant to which the Fund debits $50.00 or more on or about the same date each month from a shareholder's checking account and transfers the proceeds into the shareholder's Fund account. To participate, a shareholder must authorize the Fund and its agents to initiate Automated Clearing House ("ACH") debits against the shareholder's designated checking account at a bank or other financial institution. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable. Shareholders receive a confirmation of each purchase of Fund shares under the AIP. If a shareholder elects to redeem shares of the Fund purchased under the AIP within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. See "All Redemptions."

        Once a shareholder enrolls in the AIP, the Fund and its agents are authorized to initiate ACH debits against the shareholder's account payable to the order of The CGM Funds. Such authority remains in effect until revoked by the shareholder, and, until the Fund actually receives such notice of revocation, the Fund is fully protected in initiating such debits. Participation in the AIP may be terminated by sending written notice to CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate a shareholder's participation in the AIP immediately in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify the AIP at any time.

Retirement Plans


        Under "Shareholder Services--Retirement Plans" the Prospectus refers to several retirement plans. These include tax deferred money purchase pension or profit sharing plans, as well as SEP-IRAs, Traditional and Roth IRAs and 403(b)(7) custodial accounts established under retirement plans sponsored by CGM. These plans may be funded with shares of the Fund.

        For participants under age 59 1/2, generally, all income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Trust by writing or calling the Trust as indicated on the cover of this Statement.


        Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

Address Changes

        Shareholders can request to change their record address either by telephone or in writing (by mail or delivery service, but not by facsimile) in accordance with the policies and procedures of the Trust. After an address change is made, no telephone or written redemption requests will be honored for three months unless the registered owner's signature is guaranteed on the request. Written requests for a change of address may be mailed to: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.


                                   REDEMPTIONS

        The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

        Except as noted below, signatures on redemption requests must be guaranteed by an eligible guarantor institution in accordance with procedures established by the Trust. Signature guarantees by notaries public are not acceptable.

        The procedures provide that an "eligible guarantor institution" means any of the following: banks (as defined in ss. 3(a) of the Federal Deposit Insurance Act (the "FDIA") [12 U.S.C. ss. 1813(a)]); brokers, dealers, municipal securities brokers, government securities dealers and government securities brokers, as those terms are defined under the Securities Exchange Act of 1934 (the "Act"); credit unions (as defined in ss. 19(b)(1)(A) of the Federal Reserve Act [12 U.S.C. ss. 461(b)]); national securities exchanges, registered securities associations and clearing agencies, as those terms are defined under the Act; and savings associations (as defined in ss. 3(b) of the FDIA [12 U.S.C. ss. 1813(b)]). However, as noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $25,000, and the proceeds check is made payable to the registered owner(s) and mailed to the record address, which has not changed in the prior three months. If the record address has changed within the prior three months, a signature guarantee will be required. This policy applies to both written and telephone redemption requests.

Redeeming by Telephone


        There are two ways to redeem by telephone. In either case, a shareholder should call 800-343-5678 prior to 4:00 p.m. (Eastern time). Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted. Telephone redemptions are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or money purchase pension and profit sharing plans under a CGM retirement plan where State Street Bank is the custodian or trustee.


Check Sent to the Record Address

        A shareholder may request that a check be sent to the record address on the account, provided that the address has not changed for the last three months and the shareholder is redeeming $25,000 or less. Except in the case of a CGM retirement plan, the service option of telephone redemption by check is available to shareholders automatically unless this option is declined in the application or in writing. The check will be made payable to the registered owner(s) of the account.

        If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be cancelled and such proceeds shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

Proceeds Wired to a Predesignated Bank


        A shareholder may request that the redemption proceeds be wired to the bank selected on the Fund application or subsequently on the Service Options Form available from the Trust or BFDS. A nominal wire fee, currently $5.00, is deducted from the proceeds. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated may be made by furnishing BFDS a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System.


All Redemptions

        The redemption price will be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Redemption requests cannot be revoked once they have been received in good order. Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephone redemption proceeds will normally be mailed or wired within seven days following receipt of a proper redemption request. If you purchased your Fund shares by check (or through your AIP) and elect to redeem shares within 15 days of such purchase, you may experience delays in receiving redemption proceeds. The Trust will process your redemption request upon receipt of a request in good order. However, the Trust will generally postpone sending your redemption proceeds from such investment until it can verify that your check (or AIP investment) has been or will be collected. Under ordinary circumstances, the Trust cannot verify collection of individual checks (or AIP investments) and may therefore automatically hold proceeds from redemptions requested during the 15 day period following such investment for a total of up to seven days. There will be no such automatic delay following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check although the Trust may in any case postpone payment of redemption proceeds for up to seven days.

        The Trust will normally redeem shares for cash; however, the Trust reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the board of trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the Fund at the beginning of such period.

        A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gains Distributions and Tax Status."

        Because the expense of maintaining small accounts is disproportionately high, the Trust may close accounts with 20 shares or less and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Trust's intention to close the account, and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to retirement and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts.


          INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS

        As described in the Prospectus under "Dividends, Capital Gains Distributions and Taxes" it is the policy of the Fund to pay quarterly, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.


        Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the record date for such dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. However, if a shareholder elects to receive capital gains in cash, his or her income dividends must also be received in cash. Shareholders can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that they have predesignated. These elections can be made at the time the account is opened and may be changed by the shareholder at any time by submitting a written request directly to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services on or before the record date for such dividend or distribution. If a shareholder elects to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, such shareholder's cash election will be changed automatically and the shareholder's future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six month period, any undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

        The Fund has met and intends to meet the requirements of the Internal Revenue Code with respect to regulated investment companies.


        The distributions received by the Fund from its investments may, for federal income tax purposes, consist of ordinary income, long-term capital gains or a return of capital. The characterization of these distributions to the Fund may, in turn, affect the tax treatment of the Fund's distributions to its shareholders. Dividends and distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional shares of the Fund.


        Dividends paid by the Fund from net investment income, including dividends, interest and net short-term capital gains, will be taxable to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated by the Fund as capital gains distributions are taxable as long-term capital gains, regardless of the length of time shareholders have owned shares in the Fund. Because of recent changes in the tax law, capital gains distributions to shareholders that are individuals, trusts and estates may be subject to varying tax rates. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such basis, as a taxable gain to be realized upon sale of such shares.


        Distributions that the Fund receives from a REIT, and dividends of the Fund attributable to such distributions, will not constitute "dividends" for purposes of the dividends-received deduction applicable to corporate shareholders.

        Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes.


        The Fund will report to its U.S. shareholders and the IRS the amount of dividends paid during each calendar year and the amount of tax withheld, if any. Under the backup withholding rules, a shareholder may be subject to backup withholding at the rate of 31% with respect to dividends paid and redemptions unless such shareholder (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies that the shareholder is not subject to backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A shareholder who does not provide the Fund with his correct taxpayer identification number may also be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder's income tax liability.


        As required by federal law, detailed federal tax information is furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.


        Investors should consult their tax advisors regarding the application of the above-described general federal taxation rules to their own circumstances and the state, local, or foreign tax consequences to them of any investment in the Fund.



                              FINANCIAL STATEMENTS


        The financial statements for the year ended December 31, 1997, included in the Fund's Annual Report to shareholders for the year ended December 31, 1997, are incorporated herein by reference.



DOCSC\339465.6

                           CGM AMERICAN TAX FREE FUND

                              CGM FIXED INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 1998
















        This Statement of Additional Information (the "Statement") is not a prospectus. This Statement relates to the CGM American Tax Free Fund and CGM Fixed Income Fund Prospectus dated May 1, 1998 (the "Prospectus"), and should be read in conjunction therewith. A copy of the Prospectus may be obtained from CGM Trust, c/o The CGM Funds Investor Services Division, P.O. Box 449, Boston, Massachusetts 02117 (Telephone:
800-345-4048).


        CGM AMERICAN TAX FREE FUND MAY NOT BE AN APPROPRIATE INVESTMENT FOR RETIREMENT PLAN AND SIMILAR ACCOUNTS.



AFSAI 98

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                            Page

INTRODUCTION..................................................................1

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
        OF CGM AMERICAN TAX FREE FUND ........................................1

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
        OF CGM FIXED INCOME FUND..............................................4

PORTFOLIO TURNOVER............................................................7


MANAGEMENT OF THE FUND........................................................8


INVESTMENT ADVISORY AND OTHER SERVICES.......................................10
        Advisory Agreement...................................................10
        Custodial Arrangements...............................................12
        Independent Accountants..............................................12
        Other Arrangements...................................................12


PORTFOLIO TRANSACTIONS AND BROKERAGE.........................................13


DESCRIPTION OF THE TRUST.....................................................14
        Shareholder Rights...................................................14
        Shareholder and Trustee Liability....................................15

HOW TO BUY SHARES............................................................16

ADVERTISING AND PERFORMANCE INFORMATION......................................16
        Calculation of Total Return..........................................16
        Calculation of Yield.................................................17
        Performance Comparisons..............................................18


NET ASSET VALUE AND PUBLIC OFFERING PRICE....................................20

SHAREHOLDER SERVICES.........................................................21
        Open Accounts........................................................21

        Systematic Withdrawal Plans ("SWP")..................................21
        Exchange Privilege...................................................22

        Automatic Investment Plans ("AIP")...................................23

        Retirement Plans.....................................................23

        Address Changes......................................................24


REDEMPTIONS..................................................................24
        Redeeming by Telephone...............................................24

        Check Sent to the Record Address.....................................25

        Proceeds Wired to a Predesignated Bank...............................25
        All Redemptions......................................................25

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS.................26

FINANCIAL STATEMENTS ........................................................29

------------------------------------------------------------------------------
                                  INTRODUCTION
------------------------------------------------------------------------------

        CGM American Tax Free Fund and CGM Fixed Income Fund (each the "Fund" and, collectively, the "Funds") are each organized as separate series of shares of CGM Trust (the "Trust"). The Trust is a Massachusetts business trust established under the laws of Massachusetts in 1986. The Trust is governed by an Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") dated January 23, 1997. The Trust is a successor in interest to Loomis-Sayles Mutual Fund. On March 1, 1990 the Trust's name was changed from "Loomis-Sayles Mutual Fund" to "CGM Mutual Fund" to reflect the assumption by Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager") of investment advisory responsibilities with respect to the Trust. On December 20, 1991, the Trust's name was changed to CGM Trust.


------------------------------------------------------------------------------
                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
                          OF CGM AMERICAN TAX FREE FUND
------------------------------------------------------------------------------

        CGM American Tax Free Fund's primary investment objective is to provide high current income exempt from federal income tax. The Fund's secondary objective is capital appreciation. There are no assurances that CGM American Tax Free Fund will achieve its objectives.

        At least 75% of CGM American Tax Free Fund's assets will be invested in securities rated at the time of purchase Baa, MIG-2, Prime-2 or higher by Moody's Investors Service, Inc. ("Moody's"); or BBB, SP-2, A-2 or better by Standard and Poor's Corporation ("Standard and Poor's"); or, if not rated by Moody's or Standard and Poor's, determined to be of comparable quality by the Investment Manager. Up to 25% of the Fund's assets may be invested in lower quality securities, which have speculative characteristics and are subject to special risks described in the Prospectus.

        As a fundamental policy, under normal market conditions, CGM American Tax Free Fund will invest at least 80% of its net assets in securities, the interest from which is, in the opinion of counsel to the issuer, exempt from federal income tax and excluded from the calculation of the federal alternative minimum tax for individuals.

        CGM American Tax Free Fund may not:

        (1) Borrow money, except that it may borrow from banks in an amount not to exceed 1/3 of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets;

        (2) Issue any senior securities, except as permitted by the terms of any exemptive order or similar rule issued by the Securities and Exchange Commission (the "SEC") relating to multiple classes of shares of beneficial interest of the Trust, and provided further that collateral arrangements with respect to forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

        (3) Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

        (4) Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in securities issued by the U.S. Government, its agencies and instrumentalities;

        (5) Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired as a result of the Fund's ownership of such securities;

        (6) Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;


        (7) Make loans to other persons except (a) through the lending of securities held by it, (b) through the use of repurchase agreements, and (c) by the purchase of debt securities in accordance with its investment policies; or


        (8) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of one issuer or invest more than 5% of the value of its total assets in securities of any one issuer, except the U.S. Government, its agencies or instrumentalities.

        If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

        The investment restrictions above have been adopted by the Trust as fundamental policies of CGM American Tax Free Fund. Under the Investment Company Act of 1940 as amended (the "1940 Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of CGM American Tax Free Fund, as defined under the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Non- fundamental investment restrictions may be changed at any time by vote of a majority of the Trust's Board of Trustees.

        Although CGM American Tax Free Fund has the ability to invest in financial futures contracts and options thereon, to invest in puts, calls and warrants, to acquire securities of closed-end investment companies, to sell securities short against the box, to purchase publicly traded securities issued by real estate investment trusts and to loan portfolio securities, the Fund has no current intention of doing so without amending the Trust's registration statement or supplying further information in the Prospectus or Statement of Additional Information concerning such activities.

        Restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933, as amended, may be determined to be liquid by the Investment Manager under guidelines approved by the Board of Trustees. In its determination of liquidity with respect to such securities, the Investment Manager will consider the following factors, among others: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The foregoing investment practice could have the effect of increasing the level of illiquidity in CGM American Tax Free Fund to the extent that qualified institutional buyers become uninterested in purchasing the securities.

        CGM American Tax Free Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is an instrument under which the purchaser acquires ownership of a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford CGM American Tax Free Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, CGM American Tax Free Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible reduced levels of income and lack of access to income during this period, and (3) inability to enforce rights and the expenses involved in attempted enforcement.

        CGM American Tax Free Fund may enter into reverse repurchase agreements with banks or broker-dealers. Reverse repurchase agreements involve the sale of a security held by the Fund and its agreement to repurchase the instrument at a stated price, date and interest payment. Reverse repurchase agreements may be considered to be borrowings by the Fund and entail additional risks such as the occurrence of interest expenses and fluctuations in the Fund's net asset value. In connection with entering into reverse repurchase agreements, a segregated account of the Fund consisting of cash, cash equivalents, U.S. Government securities or other high quality liquid debt securities with an aggregate value at all times sufficient to repurchase the securities, or equal to the proceeds received upon the sale plus accrued interest, will be established with the Fund's custodian bank.

        CGM American Tax Free Fund may purchase municipal lease obligations. In determining the liquidity of municipal lease obligations, the Board of Trustees will consider the following factors: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades; and (5) the likelihood that the obligation will continue to be marketable based on the credit quality of the municipality or relevant obligor.

        While CGM American Tax Free Fund may not invest more than 25% of its total assets in any one industry, the Fund may invest more than 25% of its total assets in a broader segment of the tax-exempt market, such as revenue obligations of hospitals and other healthcare facilities, housing agency revenue obligations or airport revenue obligations. The Fund may also invest more than 25% of its total assets in securities relating to any one or more states (including the District of Columbia), territories or United States possessions or any of their political subdivisions.


------------------------------------------------------------------------------
                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
                            OF CGM FIXED INCOME FUND
------------------------------------------------------------------------------

        CGM Fixed Income Fund's investment objective is to maximize total return by investing in debt securities and preferred stocks that provide current income, capital appreciation or a combination of both income and appreciation. Under normal circumstances, CGM Fixed Income Fund will invest at least 65% of its total assets in fixed-income securities. There are no assurances that the Fund will achieve its objective and the Fund may change its objective without shareholder approval.

        CGM Fixed Income Fund may invest up to 35% of its assets in securities with ratings lower than Baa (baa in the case of preferred stocks) by Moody's or BBB by Standard and Poor's. The Fund may invest up to 10% of its total assets in securities rated at the time of purchase Caa by Moody's (caa in the case of preferred stocks) or CCC by Standard and Poor's if, in the opinion of the Investment Manager, the financial condition of the issuer or the protection afforded to the particular security is stronger than would otherwise be indicated by the rating. Risks associated with such investments are described in the Prospectus.

        CGM Fixed Income Fund may invest up to 20% of its net assets at the time of purchase in debt securities and preferred stocks of foreign issuers. Risks associated with such investments are described in the Prospectus.

        At any time that CGM Fixed Income Fund's borrowings (including obligations under reverse repurchase agreements) exceed 5% of the value of its total assets, the Fund will not purchase or acquire any additional investment securities.

        CGM Fixed Income Fund may not:

        (1) Borrow money, except that it may borrow from banks in an amount not to exceed 1/3 of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets;

        (2) Issue any senior securities, except as it may be permitted by the terms of any exemptive order or similar rule issued by the SEC relating to multiple classes of shares of beneficial interest of the Trust, and provided further that collateral arrangements with respect to forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for the purposes of this restriction;

        (3) Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

        (4) Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the U.S. Government, its agencies and instrumentalities;

        (5) Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired as a result of the Fund's ownership of such securities;

        (6) Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;


        (7) Make loans to other persons except (a) through the lending of securities held by it, (b) through the use of repurchase agreements, and (c) by the purchase of debt securities in accordance with its investment policies; or


        (8) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except the U.S. Government, its agencies or instrumentalities.

        If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

        The investment restrictions above have been adopted by the Trust as fundamental policies of CGM Fixed Income Fund. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Non-fundamental investment restrictions may be changed at any time by vote of a majority of the Trust's Board of Trustees.

        Although CGM Fixed Income Fund has the ability to invest in financial futures contracts and options thereon, to acquire securities of closed-end investment companies, to sell securities short against the box, to purchase publicly traded securities issued by real estate investment trusts and to loan portfolio securities, the Fund has no current intention of doing so without amending the Trust's registration statement or supplying further information in the Prospectus or Statement of Additional Information concerning such activities.

        Restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933, as amended, and IO and PO securities issued by the U.S. Government and its agencies and instrumentalities and backed by fixed-rate mortgages may be determined to be liquid by the Investment Manager under guidelines approved by the Board of Trustees. In its determination of liquidity with respect to such securities, the Investment Manager will consider the following factors, among others: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The foregoing investment practice could have the effect of increasing the level of illiquidity in CGM Fixed Income Fund to the extent that qualified institutional buyers become uninterested in purchasing the securities.

        CGM Fixed Income Fund may invest up to 5% of its total assets in repurchase agreements. A repurchase agreement is an instrument under which the purchaser acquires ownership of a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford CGM Fixed Income Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, CGM Fixed Income Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible reduced levels of income and lack of access to income during this period, and (3) inability to enforce rights and the expenses involved in attempted enforcement.

        CGM Fixed Income Fund may enter into reverse repurchase agreements with banks or broker-dealers. Reverse repurchase agreements involve the sale of a security held by the Fund and its agreement to repurchase the instrument at a stated price, date and interest payment. Reverse repurchase agreements may be considered to be borrowings by the Fund and entail additional risks such as the occurrence of interest expenses and fluctuations in the Fund's net asset value. In connection with entering into reverse repurchase agreements, a segregated account of the Fund consisting of cash, cash equivalents, U.S. Government securities or other high quality liquid debt securities with an aggregate value at all times sufficient to repurchase the securities, or equal to the proceeds received upon the sale plus accrued interest, will be established with the Fund's custodian bank.


------------------------------------------------------------------------------
                               PORTFOLIO TURNOVER
------------------------------------------------------------------------------

        Although CGM American Tax Free Fund's objective is to provide high current income exempt from federal income tax and the Fund does not purchase securities with the intention of engaging in short term trading, the Fund will sell any particular security and reinvest proceeds when it is deemed prudent by the Investment Manager, regardless of the length of the holding period. CGM American Tax Free Fund's portfolio turnover rate for each full or partial year of its operation is set forth in the Prospectus in the table entitled "Financial Highlights."

        Although CGM Fixed Income Fund's objective is total return and the Fund does not purchase securities with the intention of engaging in short term trading, the Fund will sell any particular security and reinvest proceeds when it is deemed prudent by the Investment Manager, regardless of the length of the holding period. CGM Fixed Income Fund's portfolio turnover rate for each full or partial year of its operation is set forth in the Prospectus in the table entitled "Financial Highlights."

        The policies described above may result in higher securities transaction costs. To the extent that such policies result in gains on investments, the Funds will make distributions to their shareholders, which may accelerate the shareholders' tax liabilities for realized gains and may result in the distribution of short-term capital gains taxable as ordinary income. See "Income Dividends, Capital Gains Distributions and Tax Status."


------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUNDS
------------------------------------------------------------------------------


        PETER O. BROWN (Age 57) -- Trustee;
               30 Douglas Road, Rochester, NY; Partner, Harter, Secrest & Emery; formerly Executive Vice President and Chief Operating Officer, The Glenmede Trust Company; formerly Senior Vice President, Chase Lincoln First Bank, N.A.

        NICHOLAS J. GRANT (Age 82) -- Trustee;
               77 Massachusetts Avenue, Cambridge, MA; Professor of Metallurgy and Materials Science, Massachusetts Institute of Technology.

        G. KENNETH HEEBNER (Age 57)* -- Trustee and Vice President; Employee, CGM; formerly Vice President and Director, Loomis Sayles and Company, Incorporated ("Loomis Sayles").

        ROBERT L. KEMP (Age 65)* -- Trustee and President;
               Employee, CGM; formerly President and Director, Loomis Sayles.

        ROBERT B. KITTREDGE (Age 77) -- Trustee;
               21 Sturdivant Street, Cumberland Foreside, ME; Retired; formerly Vice President, General Counsel and Director, Loomis Sayles.

        LAURENS MACLURE (Age 72) -- Trustee;
               183 Sohier Street, Cohasset, MA; Retired; formerly President and Chief Executive Officer, New England Deaconess Hospital.

        JAMES VAN DYKE QUEREAU, JR. (Age 49) -- Trustee;
               59 Annewood Lane, Wayne, PA; Managing Partner, Stratton Management Company; formerly Institutional Managing Partner, Loomis Sayles.

        J. BAUR WHITTLESEY (Age 51) -- Trustee; 1521 Locust Street, Philadelphia, PA; Attorney.

        KATHLEEN S. HAUGHTON (Age 37) -- Vice President;
               222 Berkeley Street, Boston, MA 02116; Employee - Investor Services Division, CGM; formerly Vice President, Boston Financial Data Services, Inc.

        LESLIE A. LAKE (Age 53) -- Vice President and Secretary;
               Employee -- Office Administrator, CGM; formerly Office Administrator, Capital Growth Management Division of Loomis Sayles.

        MARTHA I. MAGUIRE (Age 42) -- Vice President;
               Employee -- Funds Marketing, CGM; formerly marketing communications consultant (self-employed); formerly Sales Promotion Consultant, The New England.

        JANICE H. SAUL (Age 42) -- Vice President;
               Employee -- Senior Portfolio Manager, CGM; formerly Senior Portfolio Manager, Loomis Sayles.

        MARY L. STONE (Age 53) -- Assistant Vice President;
               Employee -- Coordinator, Mutual Fund Recordkeeping, CGM; formerly Coordinator, Mutual Fund Recordkeeping, Loomis Sayles.

        FRANK N. STRAUSS (Age 36) -- Treasurer;
               222 Berkeley Street, Boston, MA 02116; Employee -- Chief Financial Officer, CGM; formerly Vice President of Fund Accounting, Freedom Capital Management Corporation and Assistant Vice President, The Boston Company, Inc.

        W. DUGAL THOMAS (Age 60) -- Vice President;
               Employee -- Director of Marketing, CGM; formerly Director of Marketing, Loomis Sayles.


----------
* Trustees deemed "interested persons" of the Funds, as defined under the 1940 Act.

        Each of the Fund's trustees is also a trustee of one or more other investment companies for which CGM acts as investment manager. Except as indicated above, the address of each trustee and officer of the Fund affiliated with CGM is One International Place, Boston, Massachusetts 02110.


        As of March 31, 1998, the officers and trustees of CGM American Tax Free Fund owned beneficially approximately 6.2% of the outstanding shares of the Fund, and the officers and trustees of CGM Fixed Income Fund owned beneficially less than 1.0% of the outstanding shares of the Fund.

        The Funds pay no compensation to their officers or to the trustees listed above who are interested persons of the Funds. Officers and trustees of the Funds receive no pension or retirement benefits paid from expenses of the respective Funds. The following table sets forth the compensation paid by the Trust to its trustees for the year ended December 31, 1997:


                                               Pension                              Total
                                            or Retirement        Estimated   Compensation From
                             Aggregate     Benefits Accrued       Annual        Registrant and
Name of                    Compensation     as Part of Fund    Benefit Upon     Fund Complex
 Trustee                    From Trust         Expenses         Retirement   Paid to Trustees(a)
--------                   ------------    ----------------    ------------  -------------------

Peter O. Brown                $27,153           None               None            $37,000
Nicholas J. Grant              31,653           None               None             43,000
G. Kenneth Heebner               None           None               None               None
Robert L. Kemp                   None           None               None               None
Robert B. Kittredge            27,153           None               None             37,000
Laurens MacLure                27,153           None               None             37,000
James Van Dyke Quereau, Jr.    27,153           None               None             37,000
J. Baur Whittlesey             27,153           None               None             37,000

----------
(a) The Fund Complex is comprised of two Trusts with a total of six funds.



------------------------------------------------------------------------------
                     INVESTMENT ADVISORY AND OTHER SERVICES
------------------------------------------------------------------------------

        Advisory Agreement. CGM serves as investment manager of CGM American Tax Free Fund under an advisory agreement which became effective on August 30, 1996 upon the merger of New England Mutual Life Insurance Company into Metropolitan Life Insurance Company. CGM serves as investment manager of CGM Fixed Income Fund under an advisory agreement approved by the shareholders of CGM Fixed Income Fund at a special meeting held on December 12, 1996 and effective as of December 13, 1996. Under each advisory agreement, CGM manages the investment and reinvestment of assets of the Funds and generally administers their affairs, subject to supervision by the Board of Trustees of the Trust. CGM furnishes, at its own expense, all necessary office supplies, facilities and equipment, services of executive and other personnel of the Funds and certain administrative services. For these services, CGM American Tax Free Fund compensates CGM at the annual percentage rate of 0.60% of the first $500 million of the Fund's average daily net asset value, 0.55% of the next $500 million of such value and 0.45% of such value in excess of $1 billion, and CGM Fixed Income Fund compensates CGM at the annual percentage rate of 0.65% of the first $200 million of the Fund's average daily net asset value, 0.55% of the next $300 million of such value and 0.40% of such value in excess of $500 million.


        CGM has voluntarily agreed, until December 31, 1998, and thereafter until further notice to CGM American Tax Free Fund, to waive its management fees and bear all of the expenses of the Fund. For the fiscal years ended December 31, 1995, 1996 and 1997, the investment advisory fees that would have been payable to CGM in respect of services rendered to CGM American Tax Free Fund amounted to $66,010, $70,051 and $79,103, respectively. As a result of such waiver, the fund paid no investment advisory fees to CGM during these periods.

        With respect to CGM Fixed Income Fund, CGM has voluntarily agreed, until December 31, 1998, to waive its management fee and, if necessary, bear certain expenses associated with operating CGM Fixed Income Fund, in order to limit CGM Fixed Income Fund's operating expenses to an annual rate of 0.85% of its average net assets. CGM has also agreed to obtain approval of the Board of Trustees of CGM Fixed Income Fund prior to any modification of this commitment thereafter. For the fiscal years ended December 31, 1995, 1996 and 1997, the investment advisory fees that would have been payable to CGM in respect of services rendered to CGM Fixed Income Fund amounted to $167,688, $200,912 and 282,615, respectively. As a result of such waiver, the Fund paid no investment advisory fees to CGM for the fiscal year ended December 31, 1995, $51,667 for the fiscal year ended December 31, 1996 and $102,534 for the fiscal year ended December 31, 1997.


        Each Fund pays the compensation of its trustees who are not partners, directors, officers or employees of CGM or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Fund; the charges and expenses of the Fund's legal counsel; interest, including on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the costs of printing registration statements and prospectuses relating to the Fund, including amendments and revisions thereto, annual, semiannual, and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the Fund or its shareholders; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.


        CGM also acts as investment adviser to CGM Capital Development Fund, CGM Mutual Fund, CGM Realty Fund, CGM Focus Fund and three other mutual fund portfolios. CGM also provides investment advice to other institutional clients.


        Certain officers and trustees of the Funds also serve as officers, directors or trustees of other investment companies advised by CGM. The other investment companies and clients served by CGM sometimes invest in securities in which the Funds also invest. If a Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that each Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the trustees that the desirability of retaining CGM as adviser for the Funds outweighs the disadvantages, if any, that might result from these practices.

        Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Funds' custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to each Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to each Fund. Upon instruction, State Street Bank receives and delivers cash and securities of each Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of each Fund and calculates the total net asset value, total net income, and net asset value per share of each Fund on each business day.

        Independent Accountants. Each Fund's independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP conducts an annual audit of each Fund's financial statements, assists in the preparation of each Fund's federal and state income tax returns and consults with each Fund as to matters of accounting and federal and state income taxation. The information concerning financial highlights in the Prospectus, and the financial statements incorporated by reference into this Statement, have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


        Other Arrangements. Certain office space, facilities, equipment and administrative services for each Fund and other mutual funds under the investment management of the CGM organization are furnished by CGM. In addition, CGM provides bookkeeping, accounting, auditing, financial recordkeeping, and related clerical services for which it is entitled to be reimbursed by each Fund based on the cost of providing these services. As a result of the expense provisions described above, CGM received no reimbursement from CGM American Tax Free Fund for any of such costs in 1995, 1996 and 1997. For services rendered to CGM Fixed Income Fund for fiscal years 1995, 1996 and 1997, CGM was reimbursed 0, $10,000 and $10,500, respectively.



------------------------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS AND BROKERAGE
------------------------------------------------------------------------------

        In placing orders for the purchase and sale of portfolio securities for each Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

        CGM selects only brokers it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Funds will not pay a broker a commission at a higher rate than is otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker that do not contribute to the best price and execution of the transaction.

        Receipt of research services from brokers may sometimes be a factor in selecting a broker that CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

        CGM American Tax Free Fund pays no brokerage commissions, as such. The tax-exempt security market is typically a "dealer" market in which investment dealers buy and sell bonds for their own accounts, rather than for customers, and although the price of a tax-exempt security may reflect a dealer's mark-up or mark-down, such mark-up or mark-down is not considered to be a commission. In addition, some securities may be purchased directly from issuers.


        In fiscal 1997, brokerage transactions of CGM Fixed Income Fund aggregating $20,512,333 were allocated to brokers providing research services and $36,015 in commissions were paid on these transactions. During 1995, 1996 and 1997, CGM Fixed Income Fund paid total brokerage fees of approximately $21,273, $32,412 and $36,015, respectively.



------------------------------------------------------------------------------
                            DESCRIPTION OF THE TRUST
------------------------------------------------------------------------------

        The Declaration of Trust of the Trust currently permits the trustees to issue an unlimited number of shares of beneficial interest of separate series of the Trust. Interests in the portfolio described in the Prospectus and in this Statement are represented by shares of each Fund. Each share of a Fund represents an interest in such series which is equal to and proportionate with the interest represented by each other share. The shares of the Funds do not have any preemptive rights. Upon liquidation of the portfolio, shareholders of each Fund are entitled to share pro rata in the net assets of such portfolio available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The trustees have no present intention of making such direct charges.

        The Declaration of Trust also permits the trustees, without shareholder approval, to create one or more additional series or classes of shares or to reclassify any or all outstanding shares as shares of particular series or classes, with such preferences and rights and eligibility requirements as the trustees may designate. While the trustees have no current intention to exercise the power to establish separate classes of the existing series of the Fund, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements, which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, merge two or more existing series.

Shareholder Rights


        On March 31, 1998, there were 1,539,047 shares of CGM American Tax Free Fund outstanding.

        On March 31, 1998, there were 3,765,611 shares of CGM Fixed Income Fund outstanding. On that date, State Street Bank, acting as trustee for various retirement plans and individual retirement accounts owned 1,241,901 shares - about 33% of the total. In almost all cases, State Street Bank does not have the power to vote or dispose of the shares except at the direction of the beneficial owner.


        Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and may vote (to the extent provided herein) in the election of trustees of the Trust and the termination of the applicable Fund and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees, except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and
(ii) if the appointment of a trustee to fill a vacancy in the Board of Trustees would result in less than two-thirds of the trustees having been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record who have been such for at least six months and who hold in the aggregate shares equal to at least the lesser of (i) $25,000 in net asset value or (ii) 1% of the outstanding shares, stating that shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust will either provide access to a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

        No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the holders of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or subseries of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. The shareholders of one Fund shall not be entitled to vote on matters exclusively affecting any other series, such matters including, without limitation, the adoption or change in the investment objectives, policies or restrictions of the series and the approval of the investment advisory contracts of the series. Similarly, no shareholders of any other series shall be entitled to vote on any such matters exclusively affecting a particular Fund. In particular, the phrase "majority of the outstanding voting securities of the Fund" as used in this Statement shall refer only to the shares of the applicable Fund.

Shareholder and Trustee Liability

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust; however, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or trustees. The Declaration of Trust provides for indemnification out of each Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the particular Fund itself would be unable to meet its obligations.

        The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        All persons dealing with a particular Fund must look only to the assets of that Fund for the enforcement of any claims against that Fund and no other series of the Trust assumes any liability for obligations entered into on behalf of that Fund.


------------------------------------------------------------------------------
                                HOW TO BUY SHARES
------------------------------------------------------------------------------

        The procedures for purchasing shares of the Fund are summarized in the Prospectus under "How to Purchase Shares."


------------------------------------------------------------------------------
                     ADVERTISING AND PERFORMANCE INFORMATION
------------------------------------------------------------------------------

Calculation of Total Return

        Each Fund may include total return information in advertisements or written sales material. Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in the Fund rather than paid to the investor in cash. The formula for total return used by the Fund includes three steps:

               (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested;

               (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and

               (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year.


        For the one and three year periods ended December 31, 1997, and for the period from inception (November 10, 1993) through December 31, 1997, CGM American Tax Free Fund's average annual total return was 9.0%, 9.8% and 5.5%, respectively. If CGM were not waiving its fee and was receiving reimbursement from CGM American Tax Free Fund for its expenses, that Fund's total return for those periods would have been lower.

        For the one, three and five year periods ended December 31, 1997, and for the period from inception (March 17, 1992) through December 31, 1997, the average annual total return of CGM Fixed Income Fund was 3.7%, 15.0%, 10.7% and 10.9%, respectively. For the one, three and five year periods ended December 31, 1997, and for the period from inception (March 17, 1992) through December 31, 1997, the total return on a hypothetical $1,000 investment in CGM Fixed Income Fund was 3.7%, 52.2%, 66.5% and 82.0%, respectively. If CGM were not limiting CGM Fixed Income Fund's expenses to 0.85% of its average net assets, the annual total return and total return on a hypothetical $1,000 investment for those periods would have been lower. In computing performance information for CGM Fixed Income Fund, no adjustment has been made for a shareholder's tax liability on taxable dividends and capital gains distributions.


        In computing performance information for the Funds, no adjustment has been made for a shareholder's tax liability on taxable dividends and capital gains distributions.

Calculation of Yield

        Each Fund may include yield information in advertisements or written sales material. Each Fund's yield is based on a recent 30 day period, and is determined in accordance with the SEC's standardized formula by:

                (1) calculating the aggregate dividends and adjusted interest earned during that period, net of recurring expenses accrued for the period; and

                (2) dividing that amount by the product of (A) the average daily number of shares outstanding during the period and (B) the maximum offering price per share on the last day of the period (less any earned income expected to be declared as a dividend shortly thereafter).


        The result is annualized, assuming a quarterly compounding, to determine the Fund's yield. Interest earned during the period will be adjusted to reflect amortization of any premium or discount from par on the Fund's fixed income securities (other than obligations backed by mortgages or other assets), using the market value for these securities on the last day of the period, or, for securities purchased during the period, using actual cost. Each Fund's yield will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. CGM American Tax Free Fund may also utilize tax equivalent yields with adjustments for assumed income tax rates. The 30-day yields of CGM American Tax Free Fund and CGM Fixed Income Fund for the period ended December 31, 1997, were 5.85% and 7.26%, respectively.


Performance Comparisons

        Total return may be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

        The Standard & Poor's 500 Composite Index (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns.

        The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

        No brokerage commissions or other fees are factored into the values of the S&P 500 and the Dow Jones Industrial Average.

        The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups.


        Lipper Analytical Services, Inc., an independent service that monitors the performance of over 11,332 mutual funds, calculates total return for those funds grouped by investment objective. From time to time, the Fund may include its ranking among mutual funds tracked by Lipper in advertisements or sales literature.


        Morningstar, Inc. ("Morningstar") is an independent mutual fund ranking service. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects the fund performance relative to three-month Treasury bill monthly returns. Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star. From time to time, the Funds may include their respective rankings among mutual funds tracked by Morningstar in advertisements or sales literature.


        Value Line, Inc. ("Value Line"), an independent mutual fund ranking service reviews the performance of 7,976 mutual funds. In ranking mutual funds, Value Line uses two indicators: a Risk Rank to show the total level of risk a fund has assumed and an Overall Rank measuring various performance criteria taking risk into account. Funds are ranked from 1 to 5, with 1 the highest Overall Rank (the best risk-adjusted performance) and the best Risk Rank (the least risky). From time to time, the Funds may include ranking information provided by Value Line in advertisements and sales literature.


        The Funds may also compare their respective total return or yield or both to that of money market funds and other investments, such as certificates of deposit and may refer to standard measures of performance for such investments, including information published by the Bank Rate Monitor and the Federal Reserve System. Investors should note that, although the Fund may experience better returns and higher yields than money market funds and other investments, they do not seek to maintain stable net asset values. Thus, particularly during periods of rising interest rates, the per share net asset value of each Fund may decrease while the principal value of such other investments will not change. Each Fund may invest in securities of varying qualities, although 75% of CGM American Tax Free Fund's portfolio and 65% of CGM Fixed Income Fund's portfolio will consist of investment grade securities. In addition, unlike certificates of deposit, shares of the Funds are not insured by the FDIC or any other entity.

        Bank Rate Monitor is an independent financial service that generates indexes of bank products, including an index of stated rates for certificates of deposit and bank money market accounts in the ten largest metropolitan areas in the U.S. The Federal Reserve System publishes data about the U.S. banking system. Average rates for certificates of deposit traded in the secondary market are published by the Board of Governors of the Federal Reserve System in Selected Interest Rates.

        From time to time, articles about a particular Fund's performance, rankings and other characteristics, and information about persons responsible for the Fund's portfolio management may appear in national publications and major metropolitan newspapers including, but not limited to, The Wall Street Journal, The Boston Globe, The New York Times and Barron's, Forbes, Fortune, Money, Worth, Kiplinger's Personal Finance, Mutual Funds, Individual Investor, Bloomberg Personal and Business Week magazines. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Funds. References to, or reprints of, or quotations from, such articles may be used in the Funds' promotional literature.


------------------------------------------------------------------------------
                    NET ASSET VALUE AND PUBLIC OFFERING PRICE
------------------------------------------------------------------------------

        The method for determining the public offering price and net asset value per share is summarized in the Prospectus under "Pricing of Shares."


        The net asset value of a share of each Fund is determined by dividing the particular Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares outstanding and rounding to the nearest cent. Such determination is made as of the close of normal trading on the New York Stock Exchange on each day on which the Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Statement the New York Stock Exchange is currently expected to be closed on the following holidays: Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day and Good Friday.


        Securities which are traded over-the-counter or on a stock exchange will be valued according to the broadest and most representative market based on the last reported sale price for securities listed on a national securities exchange (or on the NASDAQ National Market System) or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. U.S. government securities are valued at the most recent quoted price on the date of valuation.

        For equity securities, it is expected that the broadest and most representative market will ordinarily be either (i) a national securities exchange, such as the New York Stock Exchange or American Stock Exchange, or
(ii) the NASDAQ National Market System. For corporate bonds, notes, debentures and other fixed-income securities, it is expected that the broadest and most representative market will ordinarily be the over-the-counter market. Fixed-income securities may, however, be valued on the basis of prices provided by a pricing service approved by the Board of Trustees when such prices are believed to reflect the fair market value of such securities. The prices provided by the pricing service may be determined based on valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Instruments with maturities of sixty days or less are valued at amortized cost, which approximates market value. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.


------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
------------------------------------------------------------------------------

Open Accounts

        A shareholder's investment is credited to an open account maintained for the shareholder by the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank. The address is: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

        Certificates representing shares are issued only upon written request to CGM Shareholder Services but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions that have taken place during the year. After the close of each fiscal year, CGM Shareholder Services will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. The year-end statement should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

        The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

        The costs of maintaining the open account system are borne by the Funds, and no direct charges are made to shareholders. Although the Funds have no present intention of making such direct charges to shareholders, they reserve the right to do so. Shareholders will receive prior notice before any such charges are made.

Systematic Withdrawal Plans ("SWP")


        A Systematic Withdrawal Plan, referred to in the Prospectus under "Shareholder Services--Systematic Withdrawal Plan," provides for monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the account of a shareholder provided that the account has a value of at least $10,000 at the time the plan is established. A shareholder may establish a SWP by completing the Service Options Form.

        Payments will be made either to the shareholder or to any other person or entity designated by the shareholder. If payments are issued to an individual other than the registered owner(s) and/or mailed to an address other than the address of record, a signature guarantee will be required on the Service Options Form. Shares to be included in a Systematic Withdrawal Plan must be held in an Open Account rather than certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of the New York Stock Exchange. If withdrawal checks are returned to the Funds as "undeliverable" or remain uncashed for more than six months the shareholder's Systematic Withdrawal Plan will be cancelled, such undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Funds at the per share net asset value determined as of the date of cancellation of the checks.


        Since withdrawal payments represent in whole or in part proceeds from the liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Trust makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Income Dividends, Capital Gain Distributions and Tax Status" below for certain information as to federal income taxes.

Exchange Privilege


        A shareholder may exchange shares of CGM American Tax Free Fund or CGM Fixed Income Fund for shares of CGM Mutual Fund, CGM Realty Fund, CGM Focus Fund, CGM Fixed Income Fund or CGM American Tax Free Fund (as applicable), New England Cash Management Trust, New England Tax Exempt Money Market Trust or CGM Capital Development Fund; however, shares of CGM Capital Development Fund may be exchanged only if you were a shareholder on September 24, 1993, and have continuously remained a shareholder in the CGM Capital Development Fund since that date. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund. The special circumstances currently approved by the Board of Trustees of CGM Capital Development Fund are limited to the offer and sale of shares of such fund to the following additional persons: trustees of CGM Capital Development Fund, employees of the Investment Manager and counsel to such fund and the Investment Manager. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirements of the fund into which the exchange is being made. This option is summarized in the Prospectus under "Shareholder Services--Exchange Privilege." Exchange requests cannot be revoked once they have been received in good order. The Trust reserves the right to terminate or limit the privilege of a shareholder who makes more than four exchanges (or two round trips) per year and to prohibit exchanges during the first 15 days following an investment in a particular Fund. A shareholder may exercise the exchange privilege only when the fund into which shares will be exchanged is registered or qualified in the state in which such shareholder resides.


        Exchanges may be effected by (i) a telephone request to CGM Shareholder Services at 800-343-5678, provided a special authorization form is on file with the Trust, or (ii) a written exchange request to CGM Shareholder Services accompanied by an account application for the appropriate fund. The Trust reserves the right to modify this exchange privilege without prior notice, except as otherwise required by law or regulation.

Automatic Investment Plans ("AIP")

        Once initial investment minimums have been satisfied with respect to a particular Fund (see "How to Purchase Shares" in the Prospectus), a shareholder may participate in an Automatic Investment Plan, pursuant to which the Fund debits $50.00 or more on or about the same date each month from a shareholder's checking account and transfers the proceeds into the shareholder's Fund account. To participate, a shareholder must authorize the Fund and its agents to initiate Automated Clearing House ("ACH") debits against the shareholder's designated checking account at a bank or other financial institution. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable. Shareholders receive a confirmation of each purchase of Fund shares under the AIP. If a shareholder elects to redeem shares of the Fund purchased under the AIP within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. See "All Redemptions."

        Once a shareholder enrolls in the AIP, the Fund and its agents are authorized to initiate ACH debits against the shareholder's account payable to the order of The CGM Funds. Such authority remains in effect until revoked by the shareholder, and, until the Fund actually receives such notice of revocation, the Fund is fully protected in initiating such debits. Participation in the AIP may be terminated by sending written notice to CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate a shareholder's participation in the AIP immediately in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify the AIP at any time.

Retirement Plans


        Under "Shareholder Services--Retirement Plans" the Prospectus refers to several retirement plans. These include tax deferred money purchase pension or profit sharing plans, as well as SEP-IRAs, Traditional and Roth IRAs and 403(b)(7) custodial accounts established under retirement plans sponsored by CGM. These plans may be funded with shares of CGM Fixed Income Fund. CGM American Tax Free Fund may not be an appropriate investment for: Traditional or Roth IRA accounts, SEP-IRA accounts, 403(b)(7) custodial accounts, qualified profit sharing plans, or qualified money purchase plans.

        For participants under age 59 1/2, generally, all income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Trust by writing or calling the Trust as indicated on the cover of this Statement.


        Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

Address Changes

        Shareholders can request to change their record address either by telephone or in writing (by mail or delivery service, but not by facsimile) in accordance with policies and procedures of the Trust. After an address change is made, no telephone or written redemption requests will be honored for three months unless the registered owner's signature is guaranteed on the request. Written requests for a change in address may be mailed to: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.


------------------------------------------------------------------------------
                                   REDEMPTIONS
------------------------------------------------------------------------------

        The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

        Except as noted below, signatures on redemption requests must be guaranteed by an eligible guarantor institution, in accordance with procedures established by the Trust. Signature guarantees by notaries public are not acceptable.

        The procedures established by the Trust provide that an "eligible guarantor institution" means any of the following: banks (as defined in ss. 3(a) of the Federal Deposit Insurance Act (the "FDIA") [12 U.S.C. ss. 1813(a)]); brokers, dealers, municipal securities brokers, government securities dealers and government securities brokers, as those terms are defined under the Securities Exchange Act of 1934 (the "Act"); credit unions (as defined in ss. 19(b)(1)(A) of the Federal Reserve Act [12 U.S.C. ss. 461(b)]); national securities exchanges, registered securities associations and clearing agencies, as those terms are defined under the Act; and savings associations (as defined in ss. 3(b) of the FDIA [12 U.S.C. ss. 1813(b)]). However, as noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $25,000, and the proceeds check is made payable to the registered owner(s) and mailed to the record address, which has not changed in the prior three months. If the record address has changed within the prior three months, a signature guarantee will be required. This policy applies to both written and telephone redemption requests.

Redeeming by Telephone


        There are two ways to redeem by telephone. In either case, a shareholder should call 800-343-5678 prior to 4:00 p.m. (Eastern time). Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted. Telephone redemptions are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or money purchase pension and profit sharing plans under a CGM retirement plan where State Street Bank is the custodian or trustee.


Check Sent to the Record Address

        A shareholder may request that a check be sent to the record address on the account, provided that the address has not changed for the last three months and the shareholder is redeeming $25,000 or less. Except in the case of a CGM retirement plan, the service option of telephone redemption by check is available to shareholders automatically unless this option is declined in the application or in writing. The check will be made payable to the registered owner(s) of the account.

        If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be cancelled and such proceeds shall be reinvested in the applicable Fund at the per share net asset value determined as of the date of cancellation of such checks.

Proceeds Wired to a Predesignated Bank


        A shareholder may request that the redemption proceeds be wired to the bank selected on the Fund application or subsequently on the Service Options Form available from the Trust. A nominal wire fee, currently $5.00, is deducted from the proceeds. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated may be made by furnishing CGM Shareholder Services a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may only be made if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System.


All Redemptions

        The redemption price will be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Redemption requests cannot be revoked once they have been received in good order. Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephone redemption proceeds will normally be mailed or wired within seven days following receipt of a proper redemption request. If you purchased your Fund shares by check (or through your AIP) and elect to redeem shares within 15 days of such purchase, you may experience delays in receiving redemption proceeds. The Trust will process your redemption request upon receipt of a request in good order. However, the Trust will generally postpone sending your redemption proceeds from such investment until it can verify that your check (or AIP investment) has been or will be collected. Under ordinary circumstances, the Trust cannot verify collection of individual checks (or AIP investments) and may therefore automatically hold proceeds from redemptions requested during the 15 day period following such investment for a total of up to seven days. There will be no such automatic delay following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check although the Trust may in any case postpone payment of redemption proceeds for up to seven days.

        The Trust will normally redeem shares for cash; however, the Trust reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the Board of Trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total net asset value of the particular Fund at the beginning of such period.

        A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gains Distributions and Tax Status."

        Because the expense of maintaining small accounts is disproportionately high, the Trust may close accounts with 20 shares or less and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Trust's intention to close the account, and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to retirement and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts.


------------------------------------------------------------------------------
          INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
------------------------------------------------------------------------------

        As described in the Prospectus under "Dividends, Capital Gains and Taxes" it is the policy of each Fund to qualify annually as a "regulated investment company" under the Internal Revenue Code and to declare and pay monthly substantially all net investment income in the form of dividends and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.


        Income dividends and capital gain distributions are payable in full and fractional shares of each Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the record date for such dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. However, if a shareholder elects to receive capital gains in cash, his or her income dividends must also be received in cash. Shareholders can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that they have predesignated. These elections can be made at the time the account is opened and may be changed by the shareholder at any time by submitting a written request directly to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services on or before the record date for such dividend or distribution. If a shareholder elects to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, such shareholder's cash election will be changed automatically and the shareholder's future dividend and capital gains distributions will be reinvested in the same Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six month period, any undeliverable or uncashed checks will be cancelled and such amounts reinvested in the same Fund at the per share net asset value determined as of the date of cancellation of such checks.

        Dividends paid by a Fund from net taxable investment income, including dividends, interest and net short-term gains, will be taxable to shareholders as ordinary income. For corporate investors, no portion of dividends paid by either Fund is expected to qualify for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated by a Fund as capital gains distributions are taxable as long-term capital gains, regardless of the length of time shareholders have owned shares in a Fund. Because of recent changes in the tax law, capital gains distributions to shareholder that are individuals, trust and estates may be subject to varying tax rates. To the extent that a Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such basis, as a taxable gain to be realized upon sale of such shares. Taxable dividends and capital gains are taxable to shareholders of a Fund in the same manner whether received in cash or reinvested in additional Fund shares.


        CGM American Tax Free Fund anticipates that a substantial portion of its investment income will be tax-exempt interest income. Dividends paid by the Fund from net tax-exempt interest income will be excluded from a shareholder's gross income for federal income tax purposes. Shareholders who are recipients of Social Security benefits should be aware that exempt-interest dividends received from the Fund are includable in their "modified adjusted gross income" for purposes of determining the amount of such Social Security benefits, if any, that is required to be included in their gross income. The exemption of certain dividends from federal income tax does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Shareholders should consult their own tax advisers about the status of dividends and distributions of CGM American Tax Free Fund in their own states and localities.


        If a shareholder of CGM American Tax Free Fund receives an exempt-interest dividend with respect to any share and redeems or exchanges such share before holding it for more than six months, any loss on the redemption or exchange will be disallowed to the extent of such exempt-interest dividend. Similarly, if a shareholder a Fund receives a distribution taxable as long-term capital gain with respect to any share and redeems or exchanges such share before holding it for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long-term capital gain recognized on such distribution.


        CGM American Tax Free Fund may invest in private activity bonds. Interest on private activity bonds issued after August 7, 1986, although generally excludable from gross income for federal income tax purposes, may be subject to the federal alternative minimum tax ("AMT"). AMT is imposed on taxpayers who utilized to a significant degree certain tax deductions and exclusions (known as "items of tax preference"). Interest from private activity bonds is an item of tax preference that is included with items of income from certain other sources in calculating if a taxpayer is subject to AMT and the amount thereof. Shareholders should consult their own tax advisers regarding the potential applicability of the AMT to them.

        If CGM Fixed Income Fund invests in foreign securities, it may be subject to foreign withholding taxes on income earned on such securities and may be unable to pass through to shareholders foreign tax credits and deductions with respect to such taxes.

        A distribution will be treated as paid by a Fund and received by its respective shareholders on December 31 of the current calender year if it is declared in October, November, or December of that year with a record date in such a month and paid in January of the subsequent year.

        Any dividends or distributions paid shortly after a purchase of shares will have the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. Although in effect a return of capital, these distributions (if derived from taxable investment income or net capital gains) are subject to tax, even if their effect is to reduce the per share net asset value below a shareholder's cost. To the extent that a Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such basis, as a taxable gain to be realized upon the sale of such shares. Each Fund will notify you annually as to the tax status of dividend and capital gains distributions paid by the Fund.

        The sale or other disposition of shares of a Fund, including a redemption of shares or an exchange of shares into another fund, is a taxable event and may result in a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares.


        Each Fund will report to its U.S. shareholders and the IRS the amount of dividends paid during each calendar year and the amount of tax withheld, if any. Under the backup withholding rules, a shareholder may be subject to backup withholding at the rate of 31% with respect to dividends paid and redemptions unless such shareholder (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies that the shareholder is not subject to backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A shareholder who does not provide a Fund with his correct taxpayer identification number may also be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder's income tax liability.


        As required by federal law, detailed federal tax information is furnished to each shareholder for each calendar year on or before January 31 of the succeeding year. BFDS, the shareholder servicing agent, will send you and the Internal Revenue Service an annual statement detailing federal tax information, including information about dividends and distributions paid to you during the preceding year. If you redeem or exchange shares in any year, following the end of a year, you will receive a statement providing the cost basis and gain or loss of each share lot that you sold in each year. Your CGM account cost basis will be calculated using the "single category average cost method," which is one of the four calculation methods allowed by the IRS. Be sure to keep these statements as permanent records. A fee may be charged for any duplicate information that you request.

        Dividend distributions, capital gains distributions, and capital gains or losses from redemptions and exchanges may also be subject to state and local taxes. In certain states, a portion of each Fund's income derived from certain direct U.S. Government obligations may be exempt from state and local taxes. Each year, each Fund will indicate the portion of its income, if any, that is derived from such obligations.


        Investors should consult their tax advisors regarding the application of the above-described general federal taxation rules to their own circumstances and the state, local, or foreign tax consequences to them of any investment in either Fund.



------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
------------------------------------------------------------------------------


        The financial statements and Report of Independent Accountants for the year ended December 31, 1997 for each Fund, which are included in the respective Fund's Annual Report to Shareholders for the year ended December 31, 1997, are incorporated herein by reference.


DOCSC\338982.6

                                 CGM FOCUS FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 1998
















        This Statement of Additional Information (the "Statement") is not a prospectus. This Statement relates to the CGM Focus Fund Prospectus dated May 1, 1998 (the "Prospectus"), and should be read in conjunction therewith. A copy of the Prospectus may be obtained from CGM Trust, c/o The CGM Funds Investor Services Division, P.O. Box 449, Boston, Massachusetts 02117 (Telephone:
800-345-4048).



FFSAI98

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            Page

INTRODUCTION...................................................................1

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS................................1

PORTFOLIO TURNOVER.............................................................3

MANAGEMENT OF THE FUND.........................................................4

INVESTMENT ADVISORY AND OTHER SERVICES.........................................6
        Advisory Agreement.....................................................6
        Custodial Arrangements.................................................7
        Independent Accountants................................................7
        Other Arrangements.....................................................8

PORTFOLIO TRANSACTIONS AND BROKERAGE...........................................8

DESCRIPTION OF THE TRUST.......................................................9
        Shareholder Rights.....................................................9
        Shareholder and Trustee Liability.....................................10

HOW TO BUY SHARES.............................................................11

ADVERTISING AND PERFORMANCE INFORMATION.......................................11
        Calculation of Total Return...........................................11
        Performance Comparisons...............................................12

NET ASSET VALUE AND PUBLIC OFFERING PRICE.....................................13

SHAREHOLDER SERVICES..........................................................14
        Open Accounts.........................................................14
        Systematic Withdrawal Plans ("SWP")...................................15
        Exchange Privilege....................................................15
        Automatic Investment Plans ("AIP")....................................16
        Retirement Plans......................................................17
        Address Changes.......................................................17

REDEMPTIONS...................................................................17
        Redeeming by Telephone................................................18
        Check Sent to the Record Address......................................18
        Proceeds Wired to a Predesignated Bank................................18
        All Redemptions.......................................................19

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS..................20


FINANCIAL STATEMENTS..........................................................21

--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

        CGM Focus Fund (the "Fund") is organized as a separate series of shares of CGM Trust (the "Trust"). The Trust is a Massachusetts business trust established under the laws of Massachusetts in 1986. The Trust is governed by an Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") dated January 23, 1997. The Trust is a successor in interest to Loomis-Sayles Mutual Fund. On March 1, 1990, the Trust's name was changed from "Loomis-Sayles Mutual Fund" to "CGM Mutual Fund" to reflect the assumption by Capital Growth Management Limited Partnership ("CGM" or the "Investment Manager") of investment advisory responsibilities with respect to the Trust. On December 20, 1991, the Trust's name was changed to CGM Trust.

--------------------------------------------------------------------------------
                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS
--------------------------------------------------------------------------------

        The Fund's investment objective is long-term growth of capital. The Fund intends to pursue its objective by investing in a core position of equity securities. In addition, should the investment outlook of the Investment Manager so warrant, the Fund may engage in a variety of investment techniques designed to capitalize on declines in the price of specific equity securities of one or more companies. Such investment techniques include short sales, the sale of stock index futures contracts and the purchase of put options on securities, stock indexes and futures contracts. The Fund may also establish long positions in specific securities or stock indexes by the purchase of stock index futures contracts and call options on securities, stock indexes and stock index futures contracts.

        The Fund may not:

        (1) Borrow money, except that it may borrow from banks in an amount not to exceed 1/3 of the value of its total assets and may borrow for temporary purposes from entities other than banks in an amount not to exceed 5% of the value of its total assets;

        (2) Issue any senior securities, except as permitted by the terms of any exemptive order or similar rule issued by the Securities and Exchange Commission (the "SEC") relating to multiple classes of shares of beneficial interest of the Trust, and provided further that collateral arrangements with respect to forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

        (3) Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

        (4) Purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limit with respect to investments in the securities issued by the U.S. Government, its agencies and instrumentalities;

        (5) Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired as a result of the Fund's ownership of such securities;

        (6) Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;

        (7) Make loans to other persons except (a) through the lending of securities held by it, (b) through the use of repurchase agreements, and (c) by the purchase of debt securities in accordance with its investment policies;

        If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in such percentage resulting from a change in the values of assets will not constitute a violation of such restriction.

        The investment restrictions above have been adopted by the Trust as fundamental policies of the Fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act. "Majority" means the lesser of (1) 67% or more of the shares present at a meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. Non-fundamental investment restrictions may be changed at any time by vote of a majority of the Trust's Board of Trustees.

        Restricted securities eligible for resale to "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933, as amended, may be determined to be liquid by the Investment Manager under guidelines approved by the Board of Trustees. In its determination of liquidity with respect to such securities, the Investment Manager will consider the following factors, among others: (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (3) dealer undertakings to make a market in the security, and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The foregoing investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested in purchasing the securities.

        The Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which the purchaser acquires ownership of a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed-upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (1) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (2) possible reduced levels of income and lack of access to income during this period, and (3) inability to enforce rights and the expenses involved in attempted enforcement.

        The Fund may enter into reverse repurchase agreements with banks or broker-dealers. Reverse repurchase agreements involve the sale of a security held by the Fund and its agreement to repurchase the instrument at a stated price, date and interest payment. Reverse repurchase agreements may be considered to be borrowings by the Fund and entail additional risks such as the occurrence of interest expenses and fluctuations in the Fund's net asset value. In connection with entering into reverse repurchase agreements, a segregated account of the Fund consisting of cash, cash equivalents, U.S. Government securities or other liquid securities (which may include equity securities) with an aggregate value at all times sufficient to repurchase the securities, or equal to the proceeds received upon the sale plus accrued interest, will be established with the Fund's custodian bank.

--------------------------------------------------------------------------------
                               PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

        Although the Fund's objective is long-term growth of capital and the Fund does not purchase securities with the intention of engaging in short term trading, the Fund will sell any particular security and reinvest proceeds when it is deemed prudent by the Investment Manager, regardless of the length of the holding period. It is estimated that the Fund's portfolio turnover will exceed 300% on an annual basis. The Fund's annualized portfolio turnover rate for the period September 3, 1997 (commencement of operations) through December 31, 1997 was 330%. This policy may result in higher securities transaction costs. To the extent that this policy results in gains on investments, the Fund will make distributions to its shareholders, which may accelerate the shareholders' tax liabilities for realized gains and may result in the distribution of short-term capital gains taxable as ordinary income. See "Income Dividends, Capital Gains Distributions and Tax Status."

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


PETER O. BROWN (Age 57) -- Trustee;
        30 Douglas Road, Rochester, NY; Partner, Harter, Secrest & Emery; formerly Executive Vice President and Chief Operating Officer, The Glenmede Trust Company; formerly Senior Vice President, Chase Lincoln First Bank, N.A.

NICHOLAS J. GRANT (Age 82) -- Trustee;
        77 Massachusetts Avenue, Cambridge, MA; Professor of Metallurgy and Materials Science, Massachusetts Institute of Technology.

G. KENNETH HEEBNER (Age 57)* -- Trustee and Vice President;
        Employee, CGM; formerly Vice President and Director, Loomis Sayles and Company, Incorporated ("Loomis Sayles").

ROBERT L. KEMP (Age 65)* -- Trustee and President;
        Employee, CGM; formerly President and Director, Loomis Sayles.

ROBERT B. KITTREDGE (Age 77) -- Trustee;
        21 Sturdivant Street, Cumberland Foreside, ME; Retired; formerly Vice President, General Counsel and Director, Loomis Sayles.

LAURENS MACLURE (Age 72) -- Trustee;
        183 Sohier Street, Cohasset, MA; Retired; formerly President and Chief Executive Officer, New England Deaconess Hospital.

JAMES VAN DYKE QUEREAU, JR. (Age 49) -- Trustee;
        59 Annewood Lane, Wayne, PA; Managing Partner, Stratton Management Company; formerly Institutional Managing Partner, Loomis Sayles.

J. BAUR WHITTLESEY (Age 51) -- Trustee; 1521 Locust Street, Philadelphia, PA; Attorney.

KATHLEEN S. HAUGHTON (Age 37) -- Vice President;
        222 Berkeley Street, Boston, MA 02116; Employee -- Investor Services Division, CGM; formerly Vice President, Boston Financial Data Services, Inc.

LESLIE A. LAKE (Age 53) -- Vice President and Secretary;
        Employee -- Office Administrator, CGM; formerly Office Administrator, Capital Growth Management Division of Loomis Sayles.

MARTHA I. MAGUIRE (Age 42) -- Vice President;
        Employee -- Funds Marketing, CGM; formerly marketing communications consultant (self-employed); formerly Sales Promotion Consultant, The New England.

MARY L. STONE (Age 53) -- Assistant Vice President;
        Employee -- Coordinator, Mutual Fund Recordkeeping, CGM; formerly Coordinator, Mutual Fund Recordkeeping, Loomis Sayles.

FRANK N. STRAUSS (Age 36) -- Treasurer;
        222 Berkeley Street, Boston, MA 02116; Employee -- Chief Financial Officer, CGM; formerly Vice President of Fund Accounting, Freedom Capital Management Corporation and Assistant Vice President, The Boston Company, Inc.

W. DUGAL THOMAS (Age 60) -- Vice President;
        Employee -- Director of Marketing, CGM; formerly Director of Marketing, Loomis Sayles.


----------
* Trustees deemed "interested persons" of the Fund, as defined under the 1940 Act.

        Each of the Fund's trustees is also a trustee of one or more other investment companies for which CGM acts as investment manager. Except as indicated above, the address of each trustee and officer of the Fund affiliated with CGM is One International Place, Boston, Massachusetts 02110.


        As of March 31, 1998, the officers and trustees of the Fund owned beneficially less than 1% of the outstanding shares of the Fund.


        The Fund pays no compensation to its officers or to the trustees listed above who are interested persons of the Fund. Officers and trustees receive no pension or retirement benefits paid from Fund expenses. The following table sets forth the compensation paid by the Trust to its trustees for the year ended December 31, 1997:

                                                Pension                             Total
                                            or Retirement       Estimated     Compensation From
                             Aggregate     Benefits Accrued       Annual        Registrant and
Name of                    Compensation     as Part of Fund    Benefit Upon     Fund Complex
Trustee                     From Trust         Expenses         Retirement   Paid to Trustees(a)
-------                    ------------    ----------------    ------------  -------------------
Peter O. Brown                $27,153            None              None            $37,000
Nicholas J. Grant              31,653            None              None             43,000
G. Kenneth Heebner               None            None              None               None
Robert L. Kemp                   None            None              None               None
Robert B. Kittredge            27,153            None              None             37,000
Laurens MacLure                27,153            None              None             37,000
James Van Dyke Quereau, Jr.    27,153            None              None             37,000
J. Baur Whittlesey             27,153            None              None             37,000

----------
(a) The Fund Complex is comprised of two Trusts with a total of six funds.

--------------------------------------------------------------------------------
                     INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

        Advisory Agreement CGM serves as investment manager of the Fund under an advisory agreement dated September 2, 1997. Under the advisory agreement, CGM manages the investment and reinvestment of assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. CGM furnishes, at its own expense, all necessary office supplies, facilities and equipment, services of executive and other personnel of the Fund and certain administrative services. For these services, CGM is compensated at the annual percentage rate of 1.00% of the first $500 million of the Fund's average daily net asset value, 0.95% of the next $500 million of such value, and 0.90% of such value in excess of $1 billion. CGM has voluntarily agreed, until December 31, 1998, and thereafter until further notice to the Fund, to limit its management fees and, if necessary, to bear certain expenses associated with operating the Fund, in order to limit the Fund's total operating expenses to an annual rate of 1.20% of the Fund's average net assets. For the period September 3, 1997 (commencement of operations) through December 31, 1997, the advisory fee that would have been payable to CGM for services rendered to Fund amounted to $223,679. As a result of such waiver, the advisory fee paid was $128,271.

        The Fund pays the compensation of its trustees who are not partners, directors, officers or employees of CGM or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Fund; the charges and expenses of the Fund's legal counsel; interest, including on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the costs of printing registration statements and prospectuses relating to the Fund, including amendments and revisions thereto, annual, semiannual, and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities, to the extent that any such materials relate to the Fund or its shareholders; and the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

        CGM also acts as investment adviser to CGM Capital Development Fund, CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund and three other mutual fund portfolios. CGM also provides investment advice to other institutional clients.

        Certain officers and trustees of the Fund also serve as officers, directors or trustees of other investment companies advised by CGM. The other investment companies and clients served by CGM sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients advised by CGM desire to buy or sell the same portfolio securities at the same time, purchases and sales will be allocated to the extent practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining CGM as adviser for the Fund outweighs the disadvantages, if any, which might result from these practices.

        Custodial Arrangements State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Fund's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on each business day.

        Independent Accountants The Fund's independent accountants are Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110. Price Waterhouse LLP conducts an annual audit of the Fund's financial statements, assists in the preparation of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.

        Other Arrangements Certain office space, facilities, equipment and administrative services for the Fund and other mutual funds under the investment management of the CGM organization are furnished by CGM. In addition, CGM provides bookkeeping, accounting, auditing, financial recordkeeping and related clerical services for which it is entitled to be reimbursed by the Fund based on the cost of providing these services. CGM received no reimbursements for such services from the Fund during the period September 3, 1997 (commencement of operations) through December 31, 1997.

--------------------------------------------------------------------------------
                      PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------

        In placing orders for the purchase and sale of portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers who make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

        CGM selects only brokers it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce the best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. CGM will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than is otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker which do not contribute to the best price and execution of the transaction.

        Receipt of research services from brokers may sometimes be a factor in selecting a broker which CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

        For the period September 3, 1997 (commencement of operations) through December 31, 1997, Fund brokerage transactions aggregating $204,250,135 were allocated to brokers providing research services and $312,588 in commissions were paid on these transactions. During the same period, the Fund paid total brokerage fees of approximately $398,885.00.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE TRUST
--------------------------------------------------------------------------------

        The Declaration of Trust of the Trust currently permits the trustees to issue an unlimited number of shares of beneficial interest of separate series of the Trust. Interests in the portfolio described in the Prospectus and in this Statement are represented by shares of the Fund. Each share of the Fund represents an interest in such series which is equal to and proportionate with the interest represented by each other share. The shares of the Fund do not have any preemptive rights. Upon liquidation of the portfolio, shareholders of the Fund are entitled to share pro rata in the net assets of such portfolio available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency and servicing expenses. The trustees have no present intention of making such direct charges.

        The Declaration of Trust also permits the trustees, without shareholder approval, to create one or more additional series or classes of shares or to reclassify any or all outstanding shares as shares of particular series or classes, with such preferences and rights and eligibility requirements as the trustees may designate. While the trustees have no current intention to exercise the power to establish separate classes of the existing series of the Fund, it is intended to allow them to provide for an equitable allocation of the impact of any future regulatory requirements, which might affect various classes of shareholders differently. The trustees may also, without shareholder approval, merge two or more existing series.

Shareholder Rights


        On March 31, 1998, there were 13,355,293 shares of the Fund outstanding. On that date, State Street Bank, acting as trustee for various retirement plans and individual retirement accounts, owned 2,917,602 shares - about 22% of the total. In almost all cases, State Street Bank does not have the power to vote or to dispose of the shares except at the direction of the beneficial owner.


        Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and may vote (to the extent provided herein) in the election of trustees of the Trust and the termination of the Fund and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing trustees, except that in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and
(ii) if the appointment of a trustee to fill a vacancy in the Board of Trustees would result in less than two-thirds of the trustees having been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record who have been such for at least six months and who hold in the aggregate shares equal to at least the lesser of (i) $25,000 in net asset value or (ii) 1% of the outstanding shares, stating that shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust will either provide access to a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

        No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the holders of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or subseries of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations. The shareholders of the Fund shall not be entitled to vote on matters exclusively affecting any other series, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the series and the approval of the investment advisory contracts of the series. Similarly, no shareholders of any other series shall be entitled to vote on any such matters exclusively affecting the Fund. In particular, the phrase "majority of the outstanding voting securities of the Fund" as used in this Statement shall refer only to the shares of the Fund.

Shareholder and Trustee Liability

        Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust; however, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or trustees. The Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

        The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        All persons dealing with the Fund must look only to the assets of the Fund for the enforcement of any claims against the Fund and no other series of the Trust assumes any liability for obligations entered into on behalf of the Fund.

--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

        The procedures for purchasing shares of the Fund are summarized in the Prospectus under "How to Purchase Shares."

--------------------------------------------------------------------------------
                     ADVERTISING AND PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Calculation of Total Return

        The Fund may include total return information in advertisements or written sales material. Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in the Fund rather than paid to the investor in cash. The formula for total return used by the Fund includes three steps:

               (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested;

               (2) calculating the value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and

               (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year.

        For the period September 3, 1997 (commencement of operations) through December 31, 1997, the Fund's total return was -6.2% (not annualized). If CGM had not limited expenses to 1.20% of average annual net assets during the period, the Fund's total return would have been lower. In computing performance information for the Fund, no adjustment will be made for a shareholder's tax liability on taxable dividends and capital gains distributions.

Performance Comparisons

        Total return may be used to compare the performance of the Fund against certain widely acknowledged standards or indices for stock and bond market performance or against the U.S. Bureau of Labor Statistics' Consumer Price Index.

        The Standard & Poor's 500 Composite Index (the "S&P 500") is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns.

        The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks traded on the New York Stock Exchange.

        No brokerage commissions or other fees are factored into the values of the S&P 500 and the Dow Jones Industrial Average.

        The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups.


        Lipper Analytical Services, Inc., an independent service that monitors the performance of over 11,332 mutual funds, calculates total return for those funds grouped by investment objective. From time to time, the Fund may include its ranking among mutual funds tracked by Lipper in advertisements or sales literature.


        Morningstar, Inc. ("Morningstar") is an independent mutual fund ranking service. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects the fund performance relative to three-month Treasury bill monthly returns. Funds' returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star. From time to time, the Fund may include its ranking among mutual funds tracked by Morningstar in advertisements or sales literature.


        Value Line, Inc. ("Value Line"), an independent mutual fund ranking service reviews the performance of 7,976 mutual funds. In ranking mutual funds, Value Line uses two indicators: a Risk Rank to show the total level of risk a fund has assumed and an Overall Rank measuring various performance criteria taking risk into account. Funds are ranked from 1 to 5, with 1 the highest Overall Rank (the best risk-adjusted performance) and the best Risk Rank (the least risky). From time to time, the Fund may include ranking information provided by Value Line in advertisements and sales literature.


        From time to time, articles about the Fund regarding performance, rankings and other characteristics of the Fund and information about persons responsible for its portfolio management may appear in national publications and major metropolitan newspapers including, but not limited to, The Wall Street Journal, The Boston Globe, The New York Times and Barron's, Forbes, Fortune, Money, Worth, Kiplinger's Personal Finance, Mutual Funds, Individual Investor, Bloomberg Personal and Business Week magazines. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of, or quotations from, such articles may be used in the Fund's promotional literature. The Fund may also include in its advertising and sales literature information concerning the experience of Mr. Heebner, the Fund's portfolio manager in managing other mutual funds and private accounts, including ranking and rating information about such funds.

        Mr. Heebner has continuously managed the Fund since its inception on September 3, 1997.

--------------------------------------------------------------------------------
                    NET ASSET VALUE AND PUBLIC OFFERING PRICE
--------------------------------------------------------------------------------

        The method for determining the public offering price and net asset value per share is summarized in the Prospectus under "Pricing of Shares."


        The net asset value of a share of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares outstanding and rounding to the nearest cent. Such determination is made as of the close of normal trading on the New York Stock Exchange on each day on which the Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Statement, the New York Stock Exchange is currently expected to be closed on the following holidays: Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, Christmas Day, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day and Good Friday.


        Securities which are traded over-the-counter or on a stock exchange will be valued according to the broadest and most representative market based on the last reported sale price for securities listed on a national securities exchange (or on the NASDAQ National Market System) or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. U.S. Government securities are valued at the most recent quoted price on the date of valuation.

        For equity securities, it is expected that the broadest and most representative market will ordinarily be either (i) a national securities exchange, such as the New York Stock Exchange or American Stock Exchange, or
(ii) the NASDAQ National Market System. Other assets and securities which are not readily marketable will be valued in good faith at fair value using methods determined by the Board of Trustees.

--------------------------------------------------------------------------------
                              SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

Open Accounts

        A shareholder's investment in the Fund is credited to an open account maintained for the shareholder by the CGM Shareholder Services Department ("CGM Shareholder Services") of Boston Financial Data Services, Inc. ("BFDS"), the shareholder servicing agent for State Street Bank. The address is: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

        Certificates representing shares are issued only upon written request to CGM Shareholder Services but are not issued for fractional shares. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions that have taken place during the year. After the close of each fiscal year, CGM Shareholder Services will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. The year-end statement should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

        The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates problems of handling and safekeeping, and the cost and inconvenience of replacing lost, stolen, mutilated or destroyed certificates.

        The costs of maintaining the open account system are borne by the Fund, and no direct charges are made to shareholders. Although the Fund has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive prior notice before any such charges are made.

Systematic Withdrawal Plans ("SWP")


        A Systematic Withdrawal Plan, referred to in the Prospectus under "Shareholder Services--Systematic Withdrawal Plan," provides for monthly, quarterly, semiannual or annual withdrawal payments of $50 or more from the account of a shareholder provided that the account has a value of at least $10,000 at the time the plan is established. A shareholder may establish a SWP by completing the Service Options Form.

        Payments will be made either to the shareholder or to any other person or entity designated by the shareholder. If payments are issued to an individual other than the registered owner(s) and/or mailed to an address other than the address of record, a signature guarantee will be required on the Service Options Form. Shares to be included in a Systematic Withdrawal Plan must be held in an Open Account rather than certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of the New York Stock Exchange on the record date for the dividend or distribution. If withdrawal checks are returned to the Fund as "undeliverable" or remain uncashed for more than six months the shareholder's Systematic Withdrawal Plan will be cancelled, such undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of the checks.


        Since withdrawal payments represent in whole or in part proceeds from the liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate in the circumstances. The Trust makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Income Dividends, Capital Gain Distributions and Tax Status" below for certain information as to federal income taxes.

Exchange Privilege

        A shareholder may exchange shares of the Fund for shares of CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund, New England Cash Management Trust, New England Tax Exempt Money Market Trust or CGM Capital Development Fund; however, shares of CGM Capital Development Fund may be exchanged only if you were a shareholder on September 24, 1993, and have continuously remained a shareholder in the CGM Capital Development Fund since that date. CGM Capital Development Fund shares are not generally available to other persons except in special circumstances that have been approved by, or under the authority of, the Board of Trustees of CGM Capital Development Fund. The special circumstances currently approved by the Board of Trustees of CGM Capital Development Fund are limited to the offer and sale of shares of such fund to the following additional persons: trustees of CGM Capital Development Fund, employees of the Investment Manager and counsel to such fund and the Investment Manager. The value of shares exchanged must be at least $1,000 and all exchanges are subject to the minimum investment requirements of the fund into which the exchange is being made. This option is summarized in the Prospectus under "Shareholder Services--Exchange Privilege." Exchange requests cannot be revoked once they have been received in good order. The Trust reserves the right to terminate or limit the privilege of a shareholder who makes more than four exchanges (or two round trips) per year and to prohibit exchanges during the first 15 days following an investment in the Fund.

        Exchanges may be effected by (i) a telephone request to CGM Shareholder Services at 800-343-5678, provided a special authorization form is on file with the Trust, or (ii) a written exchange request to BFDS accompanied by an account application for the appropriate fund. The Trust reserves the right to modify this exchange privilege without prior notice, except as otherwise required by law or regulation.

        For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

Automatic Investment Plans ("AIP")

        Once initial investment minimums have been satisfied (see "How to Purchase Shares" in the Prospectus), a shareholder may participate in an Automatic Investment Plan, pursuant to which the Fund debits $50.00 or more on or about the same date each month from a shareholder's checking account and transfers the proceeds into the shareholder's Fund account. To participate, a shareholder must authorize the Fund and its agents to initiate Automated Clearing House ("ACH") debits against the shareholder's designated checking account at a bank or other financial institution. Please contact CGM Shareholder Services at 800-343-5678 to determine the requirements associated with debits from savings banks and credit unions. Debits from money market accounts are not acceptable. Shareholders receive a confirmation of each purchase of Fund shares under the AIP. If a shareholder elects to redeem shares of the Fund purchased under the AIP within 15 days of such purchase, the shareholder may experience delays in receiving redemption proceeds. See "All Redemptions."

        Once a shareholder enrolls in the AIP, the Fund and its agents are authorized to initiate ACH debits against the shareholder's account payable to the order of The CGM Funds. Such authority remains in effect until revoked by the shareholder, and, until the Fund actually receives such notice of revocation, the Fund is fully protected in initiating such debits. Participation in the AIP may be terminated by sending written notice to CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511, or by calling 800-343-5678 more than 14 days prior to the next scheduled debit date. The Fund may terminate a shareholder's participation in the AIP immediately in the event that any item is unpaid by the shareholder's financial institution. The Fund may terminate or modify the AIP at any time.

Retirement Plans


        Under "Shareholder Services--Retirement Plans" the Prospectus refers to several retirement plans. These include tax deferred money purchase pension or profit sharing plans, as well as SEP-IRAs, Traditional and Roth IRAs and 403(b)(7) custodial accounts established under retirement plans sponsored by CGM. These plans may be funded with shares of the Fund.

        For participants under age 59 1/2, generally, all income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from the Trust by writing or calling the Trust as indicated on the cover of this Statement.


        Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

Address Changes

        Shareholders can request to change their record address either by telephone or in writing (by mail or delivery service, but not by facsimile) in accordance with the policies and procedures of the Trust. After an address change is made, no telephone or written redemption requests will be honored for three months unless the registered owner's signature is guaranteed on the request. Written requests for a change of address may be mailed to: CGM Shareholder Services, c/o BFDS, P.O. Box 8511, Boston, MA 02266-8511.

--------------------------------------------------------------------------------
                                   REDEMPTIONS
--------------------------------------------------------------------------------

        The procedures for redemption of Fund shares are summarized in the Prospectus under "How to Redeem Shares."

        Except as noted below, signatures on redemption requests must be guaranteed by an eligible guarantor institution in accordance with procedures established by the Trust. Signature guarantees by notaries public are not acceptable.

        The procedures provide that an "eligible guarantor institution" means any of the following: banks (as defined in ss. 3(a) of the Federal Deposit Insurance Act (the "FDIA") [12 U.S.C. ss. 1813(a)]); brokers, dealers, municipal securities brokers, government securities dealers and government securities brokers, as those terms are defined under the Securities Exchange Act of 1934 (the "Act"); credit unions (as defined in ss. 19(b)(1)(A) of the Federal Reserve Act [12 U.S.C. ss. 461(b)]); national securities exchanges, registered securities associations and clearing agencies, as those terms are defined under the Act; and savings associations (as defined in ss. 3(b) of the FDIA [12 U.S.C. ss. 1813(b)]). However, as noted in the Prospectus, a signature guarantee will not be required if the proceeds of the redemption do not exceed $25,000, and the proceeds check is made payable to the registered owner(s) and mailed to the record address, which has not changed in the prior three months. If the record address has changed within the prior three months, a signature guarantee will be required. This policy applies to both written and telephone redemption requests.

Redeeming by Telephone


        There are two ways to redeem by telephone. In either case, a shareholder should call 800-343-5678 prior to 4:00 p.m. (Eastern time). Requests made after that time or on a day when the New York Stock Exchange is not open for business cannot be accepted. Telephone redemptions are not available for Traditional or Roth IRAs, SEP-IRAs, 403(b)(7) custodial accounts or money purchase pension and profit sharing plans under a CGM retirement plan where State Street Bank is the custodian or trustee.


Check Sent to the Record Address

        A shareholder may request that a check be sent to the record address on the account, provided that the address has not changed for the last three months and the shareholder is redeeming $25,000 or less. Except in the case of a CGM retirement plan, the service option of telephone redemption by check is available to shareholders automatically unless this option is declined in the application or in writing. The check will be made payable to the registered owner(s) of the account.

        If checks representing redemption proceeds are returned "undeliverable" or remain uncashed for six months, such checks shall be cancelled and such proceeds shall be reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.

Proceeds Wired to a Predesignated Bank


        A shareholder may request that the redemption proceeds be wired to the bank selected on the Fund application or subsequently on the Service Options Form available from the Trust or BFDS. A nominal wire fee, currently $5.00, is deducted from the proceeds. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated may be made by furnishing BFDS a completed Service Options Form with a signature guarantee. Whenever the Service Options Form is used, the shareholder's signature must be guaranteed as described above. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System.


All Redemptions

        The redemption price will be the net asset value per share next determined after the redemption request is received by CGM Shareholder Services in good order (including any necessary documentation). Redemption requests cannot be revoked once they have been received in good order. Proceeds resulting from a written redemption request will normally be mailed to you within seven days after receipt of your request in good order. Telephone redemption proceeds will normally be mailed or wired within seven days following receipt of a proper redemption request. If you purchased your Fund shares by check (or through your AIP) and elect to redeem shares within 15 days of such purchase, you may experience delays in receiving redemption proceeds. The Trust will process your redemption request upon receipt of a request in good order. However, the Trust will generally postpone sending your redemption proceeds from such investment until it can verify that your check (or AIP investment) has been or will be collected. Under ordinary circumstances, the Trust cannot verify collection of individual checks (or AIP investments) and may therefore automatically hold proceeds from redemptions requested during the 15 day period following such investment for a total of up to seven days. There will be no such automatic delay following investments paid for by federal funds wire or by bank cashier's check, certified check or treasurer's check although the Trust may in any case postpone payment of redemption proceeds for up to seven days.

        The Trust will normally redeem shares for cash; however, the Trust reserves the right to pay the redemption price wholly in kind or partly in kind and partly in cash if the board of trustees of the Trust determines it to be advisable in the interest of the remaining shareholders. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities.

        A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See "Income Dividends, Capital Gains Distributions and Tax Status."

        Because the expense of maintaining small accounts is disproportionately high, the Trust may close accounts with 20 shares or less and mail the proceeds to the shareholder. Shareholders who are affected by this policy will be notified of the Trust's intention to close the account, and will have 60 days immediately following the notice in which to acquire the requisite number of shares. The minimum does not apply to retirement and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts.

--------------------------------------------------------------------------------
          INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAX STATUS
--------------------------------------------------------------------------------

        As described in the Prospectus under "Dividends, Capital Gains Distributions and Taxes" it is the policy of the Fund to pay annually, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers.


        Income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of the New York Stock Exchange on the record date for such dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. However, if a shareholder elects to receive capital gains in cash, his or her income dividends must also be received in cash. Shareholders can elect to receive payments of cash dividends and capital gains distributions either by check or by direct deposit to a bank account that they have predesignated. These elections can be made at the time the account is opened and may be changed by the shareholder at any time by submitting a written request directly to CGM Shareholder Services or by calling 800-343-5678. However, changes in bank account information for direct deposits of cash dividends and capital gains distributions must be made through a Service Options Form. In order for a change to be effective for any dividend or distribution, it must be received by CGM Shareholder Services on or before the record date for such dividend or distribution. If a shareholder elects to receive distributions in cash and checks are returned "undeliverable" or remain uncashed for six months, such shareholder's cash election will be changed automatically and the shareholder's future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the date of payment of the distribution. In addition, following such six month period, any undeliverable or uncashed checks will be cancelled and such amounts reinvested in the Fund at the per share net asset value determined as of the date of cancellation of such checks.


        The Fund intends to meet the requirements of the Internal Revenue Code with respect to regulated investment companies.

        The distributions received by the Fund from its investments may, for federal income tax purposes, consist of ordinary income, long-term capital gains or a return of capital. The characterization of these distributions to the Fund may, in turn, affect the tax treatment of the Fund's distributions to its shareholders. Dividends and distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional shares of the Fund.

        Dividends paid by the Fund from net investment income, including dividends, interest and net short-term capital gains, will be taxable to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated by the Fund as capital gains distributions are taxable as long-term capital gains, regardless of the length of time shareholders have owned shares in the Fund. Because of recent changes in the tax law, capital gains distributions to shareholders that are individuals, trusts and estates may be subject to varying tax rates. To the extent that the Fund makes a distribution in excess of its current and accumulated earnings and profits, the distribution will be treated first as a tax-free return of capital, reducing the tax basis in a shareholder's shares, and then, to the extent the distribution exceeds such basis, as a taxable gain to be realized upon sale of such shares.

        If the Fund invests in foreign securities, it may be subject to foreign withholding taxes on income earned on such securities and may be unable to pass through to shareholders foreign tax credits and deductions with respect to such taxes.

        Dividends and distributions on Fund shares received shortly after their purchase, although in effect a return of capital, are subject to federal income taxes.

        The Fund will report to its U.S. shareholders and the IRS the amount of dividends paid during each calendar year and the amount of tax withheld, if any. Under the backup withholding rules, a shareholder may be subject to backup withholding at the rate of 31% with respect to dividends paid and redemptions unless such shareholder (a) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact, or (b) provides a taxpayer identification number, certifies that the shareholder is not subject to backup withholding, and otherwise complies with applicable requirements of the backup withholding rules. A shareholder who does not provide the Fund with his correct taxpayer identification number may also be subject to penalties imposed by the IRS. Any amount paid as backup withholding will be creditable against the shareholder's income tax liability.

        Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by any applicable treaty.

        As required by federal law, detailed federal tax information is furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

        Investors should consult their tax advisors regarding the application of the above-described general federal taxation rules to their own circumstances and the state, local, or foreign tax consequences to them of any investment in the Fund.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

        The financial statements for the period September 3, 1997 (commencement of operations) through December 31, 1997, included in the Fund's Annual Report to shareholders for the period ended December 31, 1997, are incorporated herein by reference.

                                    CGM TRUST

PART C.    OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

           (a) Financial Statements with respect to CGM Mutual Fund, CGM Realty Fund, CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Focus Fund are incorporated herein by reference to each Fund's Annual Report to Shareholders for the year ended December 31, 1997 (File No. 2-10653) filed on February 24, 1998.

           (b)      Exhibits:

                    (1)  (A)  Amended and Restated Agreement and Declaration of
                              Trust of the Registrant is contained in
                              Post-Effective Amendment No. 82 on Form N- 1A (File No. 2-10653) filed on February 27, 1997.

                         (B) Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust of the Registrant is contained in Post-Effective Amendment No. 83 on Form N-1A (File No. 2-10653) filed on June 17, 1997.

                    (2) By-Laws of the Registrant are contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                    (3)  None.

                    (4)  (A)  Form of share certificate of the Registrant's CGM
                              Mutual Fund is contained in Post-Effective
                              Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                         (B) Form of share certificate of the Registrants' CGM Fixed Income Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                         (C) Form of share certificate of the Registrant's CGM American Tax Free Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                         (D) Form of share certificate of the Registrant's CGM Realty Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                         (E) Form of share certificate of the Registrant's CGM Focus Fund is to be filed by amendment.

                    (5)  (A)  Advisory Agreement of the Registrant dated
                              December 13, 1996 with respect to CGM Mutual Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                         (B) Advisory Agreement of the Registrant dated December 13, 1996 with respect to CGM Fixed Income Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                         (C) Advisory Agreement of the Registrant dated August 30, 1996 with respect to CGM American Tax Free Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                         (D) Advisory Agreement of the Registrant dated August 30, 1996 with respect to CGM Realty Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                         (E) Form of Advisory Agreement of the Registrant with respect to CGM Focus Fund is contained in Post-Effective Amendment No. 83 on Form N-1A (File No. 2-10653) filed on June 17, 1997.

                    (6)  None.

                    (7)  None.

                    (8)  (A)  Custodian Agreement with respect to CGM Mutual
                              Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                         (B) Supplement dated March 6, 1992 to Custodian Contract with respect to CGM Mutual Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                         (C) Custodian Contract dated March 6, 1992 with respect to CGM Fixed Income Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                         (D) Amendment dated April 16, 1992 to the Custodian Contract with respect to CGM Fixed Income Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                         (E) Custodian Contract with respect to CGM American Tax Free Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                         (F) Custodian Contract with respect to CGM Realty Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                         (G) Custodian Contract with respect to CGM Focus Fund is to be filed by amendment.

                    (9)  (A)  Transfer Agency and Service Agreement with respect to CGM Mutual Fund dated June 1, 1987 is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                         (B) Supplement dated March 6, 1992 to Transfer Agency and Service Agreement with respect to CGM Mutual Fund is contained in Post- Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                         (C) Transfer Agency and Service Agreement dated March 6, 1992 with respect to CGM Fixed Income Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                         (D) Transfer Agency Agreement with respect to CGM American Tax Free Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                         (E) Powers of Attorney are contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                         (F) Transfer Agency Agreement with respect to CGM Realty Fund is contained in Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997.

                         (G) Transfer Agency Agreement with respect to CGM Focus Fund is to be filed by amendment.

                   (10)  (A)  Opinion and consent of counsel with respect to
                              shares of CGM Mutual Fund is incorporated herein by reference to Post-Effective Amendment No. 59 on Form N-1A (File No. 2-10653) filed on April 30, 1986

                         (B) Opinion and consent of counsel with respect to shares of CGM Fixed Income Fund is incorporated herein by reference to Post-Effective Amendment No. 69 on Form N-1A (File No. 2-10653) filed on December 23, 1991.

                         (C) Opinion and consent of counsel with respect to shares of CGM American Tax Free Fund is incorporated herein by reference to Post-Effective Amendment No. 74 on Form N-1A (File No. 2-10653) filed on September 10, 1993

                         (D) Opinion and consent of counsel with respect to shares of CGM Realty Fund is incorporated herein by reference to Post-Effective Amendment No. 76 on Form N-1A (No. 2-10653) filed on March 14, 1994.

                         (E) Opinion and consent of counsel with respect to shares of CGM Focus Fund is incorporated herein by reference to Post-Effective Amendment No. 83 on Form N-1A (File No. 2-10653) filed on June 17, 1997.

                   (11)  Consent of Price Waterhouse LLP filed herewith.

                   (12)  None.

                   (13)  None.

                   (14) Forms of The CGM Funds Retirement Plans are filed herewith.

                   (15)  None.

                   (16)  None.

                   (17) Financial data schedules with respect to CGM Mutual Fund, CGM Realty Fund, CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Focus Fund filed herewith.

                   (18)  None.

Item 25.   Persons Controlled by or Under Common Control with Registrant

           Information pertaining to persons controlled by or under common control with the Registrant is hereby incorporated by reference to the section captioned "The Fund's Investment Manager" in each Prospectus and the section captioned "Investment Advisory and Other Services -- Advisory Agreement" in each Statement of Additional Information.

Item 26.   Number of Holders of Securities

           The following table sets forth the number of record holders of each class of securities of the Registrant as of March 31, 1998:

                                                                Number of Record
           Title of Class                                           Holders

           Shares of Beneficial Interest,
             CGM Mutual Fund                                         59,129

           Shares of Beneficial Interest,
             CGM Fixed Income Fund                                    2,438

           Shares of Beneficial Interest,
             CGM American Tax Free Fund                                 849

           Shares of Beneficial Interest,
             CGM Realty Fund                                         27,461

           Shares of Beneficial Interest,
             CGM Focus Fund                                          11,853


Item 27.   Indemnification

           See Article 4 of the Trust's By-Laws which is incorporated by reference herein to Post-Effective Amendment No. 82 on Form N-1A (File No. 2-10653) filed on February 27, 1997. In addition, the Trust maintains a trustees and officers liability insurance policy with maximum coverage of $5 million under which the Trust and its trustees and officers will be named insureds.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the Trust's By-Laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against the public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 28.   Business and Other Connections of Investment Adviser

           Capital Growth Management Limited Partnership ("CGM"), the investment manager of CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund, CGM Realty Fund and CGM Focus Fund, provides investment advice to a number of other registered investment companies and to other organizations and individuals.

Item 29.   Principal Underwriters

           Not applicable.

Item 30.   Location of Accounts and Records

           The following companies maintain possession of the documents required by the specified rules:

           (a)   Registrant
                 Rule 31a-1(a)(4); Rule 31a-1(d); Rule 31a-2(a); Rule 31a-2(c)

           (b)   State Street Bank and Trust Company
                 225 Franklin Street
                 Boston, Massachusetts  02110
                 Rule 31a-1(a); Rule 31a-1(b)(1), (2), (3), (5), (6), (7), (8);
                 Rule 31a-2(a)

           (c)   Capital Growth Management Limited Partnership
                 One International Place
                 Boston, Massachusetts  02110
                 Rule 31a-1(a); Rule 31a-1(b)(9), (10), (11);
                 Rule 31a-1(f); Rule 31a-2(a); Rule 31a-2(e)

Item 31.   Management Services

           Not applicable.

Item 32.   Undertakings

           (a) The Registrant undertakes to comply with Section 16(c) of the Investment Company Act of 1940 as though such provision of the Act were applicable to the Registrant, except that the request referred to therein may only be made by shareholders who hold in the aggregate at least one percent of the outstanding shares of the Registrant or shares with an aggregate net asset value of $25,000.

           (b) The Registrant undertakes, with respect to CGM Mutual Fund, CGM Fixed Income Fund, CGM American Tax Free Fund and CGM Realty Fund, to furnish, upon request and without charge, to each person to whom a fund's prospectus is delivered, a copy of such fund's latest annual report to shareholders.

                                    CGM TRUST

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this post-effective amendment to its Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant further certifies that it has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 24th day of April, 1998.

                                               CGM Trust

                                               By: /s/ Robert L. Kemp
                                                   ----------------------
                                                   Robert L. Kemp
                                                   President

         Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                     Title                      Date
         ---------                     -----                      ----
                                President (Principal
                                Executive Officer)
/s/ Robert L. Kemp              and Trustee                   April 24, 1998
----------------------------
Robert L. Kemp

                                Treasurer (Principal
                                Financial and Accounting
/s/ Frank N. Strauss            Officer)                      April 24, 1998
----------------------------
Frank N. Strauss

           *                    Trustee                       April 24, 1998
----------------------------
Peter O. Brown

           *                    Trustee                       April 24, 1998
----------------------------
Nicholas J. Grant

           *                    Trustee                       April 24, 1998
----------------------------
G. Kenneth Heebner

           *                    Trustee                       April 24, 1998
----------------------------
Robert B. Kittredge

           *                    Trustee                       April 24, 1998
----------------------------
Laurens MacLure

           *                    Trustee                       April 24, 1998
----------------------------
James Van Dyke Quereau, Jr.

           *                    Trustee                       April 24, 1998
----------------------------
J. Baur Whittlesey

   *By: /s/ Robert L. Kemp
        --------------------
        Attorney-In-Fact

                                EXHIBIT INDEX

      EXHIBIT                                                    SEQUENTIALLY
      NUMBER                     EXHIBIT                         NUMBERED PAGE
      ------                     -------                         -------------

        11                 Consent of Independent Accountants
        14                 Forms of CGM Retirement Plans
        27                 Financial Data Schedules